Exhibit 3.1

VEDTÆGTER ZEALAND PHARMA A/S ARTICLES OF ASSOCIATION ZEALAND PHARMA A/S

VEDTÆGTER ZEALAND PHARMA A/S (CVR-nr.: 20 04 50 78) ARTICLES OF ASSOCIATION ZEALAND PHARMA A/S (CVR no.: 20 04 50 78) 1 Navn Name 1.1 Selskabets A/S. navn er Zealand Pharma The Company's name is Zealand Pharma A/S. 1.2 Selskabets binavn er Zealand Pharma-ceuticals A/S. The Company's secondary name is Zealand Pharmaceuticals A/S. 2 Formål Objects 2.1 Selskabets formål er at drive forskning, produktion, handel og dermed beslæg-tet virksomhed, primært inden for me-dicinalbranchen. The object of the Company is to engage in research, manufacture, trade and related activities, primarily within the pharmaceutical industry. 3 Koncernsprog Corporate language 3.1 Selskabets koncernsprog er engelsk. The corporate language of the Com-pany is English. 4 Aktiekapital Share Capital 4.1 Selskabets aktiekapital udgør DKK 31.725.475. The share capital of the Company is DKK 31,725,475. 4.2 Aktiekapitalen er fuldt indbetalt. The share capital has been paid up in full. 5 Aktier Shares 5.1 Hver akties pålydende er DKK 1. The nominal amount of each share is DKK 1. 2

5.2 Aktierne er udstedt gennem VP Securi-ties A/S. The shares are issued through VP Se-curities A/S. 5.3 Aktierne er omsætningspapirer. The shares are negotiable instruments. 5.4 Ingen aktier har særlige rettigheder. No shares carry any special rights. 5.5 Der gælder ingen indskrænkninger aktiernes omsættelighed. i No restrictions shall apply as to the transferability of the shares. 5.6 Ingen aktionær skal være forpligtet til at lade sine aktier indløse helt eller del-vist. No shareholder shall be obliged to have the shares redeemed fully or partly. 5.7 Aktierne udstedes på navn og skal no-teres i Selskabets ejerbog. The shares shall be issued in the hold-er's name and shall be registered in the Company's Register of Shareholders. 5.8 Selskabets ejerbog føres af Compu-tershare A/S, CVR-nr. 27 08 88 99, der er valgt som ejerbogsfører på Selska-bets vegne. The Register of Shareholders is han-dled by Computershare A/S, CVR no. 27 08 88 99, on behalf of the Company. 6 Udbytte Dividend 6.1 Udbytte betales til aktionærerne ved overførsel gennem VP Securities A/S. Dividend shall be paid out to share-holders by transfer through VP Securi-ties A/S. 6.2 Udbytte, der ikke har været hævet in-den tre år fra forfaldsdagen, tilfalder Selskabet. Dividend that has not been claimed within three years of the due date shall accrue to the Company. 7 Bemyndigelse til kapitalforhøjelse Authorization to increase the share capital 7.1 Bestyrelsen er i perioden indtil den 19. During the period until 19 April 2023 3 april 2023 bemyndiget til ad en eller flere gange at forhøje Selskabets aktie-kapital ved udstedelse af nye aktier med indtil nominelt DKK 6.150.265. Forhøjelsen af aktiekapitalen skal ske til markedskurs og skal gennemføres uden fortegningsret for Selskabets ek-sisterende aktionærer. Bestyrelsen kan bestemme, at forhøjelsen skal ske ved kontant indbetaling, apportindskud el-ler ved konvertering af gæld. the board of directors is authorized to increase at one or more times the Com-pany's share capital by issuance of new shares of up to nominally DKK 6,150,265. The capital increase shall be effected at market price and shall be implemented without pre-emption rights for the Company's existing shareholders. The board of directors may decide to implement the capital in-crease by way of cash contribution, by contribution in kind or by debt conver-sion. Ved beslutning af 20. marts 2019, be-sluttede bestyrelsen at delvist udnytte bemyndigelsen i vedtægternes punkt 7.1 og forhøje aktiekapitalen med no-minelt DKK 802.859. Herefter udestår der DKK 5.347.406 under bemyndigel-sen. By decision of 20 March 2019, the Board of Directors has partly exercised the authority in this article 7.1 to in-crease the share capital by nominally DKK 802,859. The remaining amount of the authorization is thus DKK 5,347,406. 7.2 Bestyrelsen er i perioden indtil den 19. april 2023 bemyndiget til ad en eller flere gange at forhøje Selskabets aktie-kapital ved udstedelse af nye aktier med indtil nominelt DKK 6.150.265. Forhøjelsen af aktiekapitalen skal gen-nemføres med fortegningsret for Sel-skabets eksisterende aktionærer, og den kan ske til en favørkurs fastsat af During the period until 19 April 2023 the board of directors is authorized to increase at one or more times the Com-pany's share capital by issuance of new shares by up to nominally DKK 6,150,265. The capital increase shall be implemented with pre-emption rights for the Company's existing shareholders and the subscription price may be a favourable price fixed by the board of directors of the Company. The board of directors may decide to imple-ment the capital increase by way of cash contribution, by contribution in kind or by debt conversion. bestyrelsen. Bestyrelsen kan be-stemme, at forhøjelsen skal ske ved kontant indbetaling, apportindskud el-ler ved konvertering af gæld. 4

7.3 De kapitalforhøjelser, som bestyrelsen er bemyndiget til at foretage i henhold til punkt 7.1 og 7.2, kan ikke overstige et samlet nominelt beløb på DKK 6.150.265. The capital increases which the board of directors may decide upon pursuant to articles 7.1 and 7.2 cannot exceed a total aggregate nominal amount of DKK 6,150,265. 7.4 De nye aktier udstedt i henhold til punkt 7.1 og 7.2 skal være ligestillet med den bestående aktiekapital. De nye aktier skal være omsætningspapi-rer og navneaktier og skal noteres i Selskabets ejerbog. Ingen aktionær skal være forpligtet til at lade sine ak-tier indløse helt eller delvist. De nye aktier skal give ret til udbytte og andre rettigheder i Selskabet fra det tids-punkt, som fastsættes af bestyrelsen i forhøjelsesbeslutningen. The new shares issued pursuant to ar-ticles 7.1 and 7.2 shall have the same rights as the existing shares of the Company. The new shares shall be ne-gotiable instruments and issued in the holder's name and shall be in the Company's Register holders. No shareholder obliged to have the shares registered of Share-shall be redeemed fully or partly. The new shares shall give rights to dividends and other rights in the Company from the time which is determined by the board of di-rectors in connection with the decision to increase the share capital. 7.5 Bestyrelsen er bemyndiget til at fast-sætte de nærmere vilkår for kapitalfor-højelser i henhold til ovennævnte be-myndigelser. Bestyrelsen er endvidere bemyndiget til at foretage de ændrin-ger i vedtægterne som måtte være nødvendige som følge af bestyrelsens udnyttelse af ovenstående bemyndi-gelser. The board of directors is authorized to stipulate detailed terms and conditions governing capital increases under the authority given above. The board of di-rectors is also authorized to these Articles of Association quired in connection with its such authority. amend as re-use of 8 Bemyndigelse til udstedelse af warrants Authorization to issuance of war-rants 8.1 På et bestyrelsesmøde i Selskabet af-At a meeting of the board of directors of the Company held on 1 April 2014, 5 holdt den 1. april 2014 vedtog Selska-bets bestyrelse at udstede warrants (2014-1 employee incentive program) i henhold til bemyndigelse, som udløb den 2. november 2015, svarende til no-minelt DKK 100.000 aktier; og besty-relsen vedtog samtidig at forhøje Sel-skabets aktiekapital i overensstem-melse dermed, i henhold til bemyndi-gelse, som udløb den 2. november 2015. Det konkrete antal warrants til-delt udgør 100.000. De fuldstændige vilkår for warrants er vedlagt som 8.1.f. Bilag 8.1.f udgør en integreret del af nærværende vedtægter. 28.000 warrants er udnyttet den 14. december 2018 og 72.000 warrants er udnyttet den 15. marts 2019, og hermed er alle warrants udnyttet. the board of directors of the Company resolved to issue warrants (2014-1 employee incentive program) pursuant to an authorization which expired on 2 November 2015, corresponding to a nominal amount of DKK 100,000 shares; and the board of directors at the same time resolved to increase the share capital of the Company in ac-cordance therewith pursuant to an au-thorization which expired on 2 Novem-ber 2015. The final number of warrants granted is 100,000. The complete terms of the warrants are attached as Schedule 8.1.f. Schedule 8.1.f consti-tutes an integrated part of these Arti-cles of Association. 28,000 warrants were exercised on 14 December 2018 and 72,000 warrants were exercised on 15 March 2019, and thus all warrants were exercised. På et bestyrelsesmøde i Selskabet af-holdt den 25. marts 2015 vedtog Sel-skabets bestyrelse at udstede warrants (2015-1 employee incentive program) i henhold til bemyndigelse, som udløb den 2. november 2015, svarende til no-minelt DKK 100.000 aktier; og besty-relsen vedtog samtidig at forhøje Sel-skabets aktiekapital i overensstem-melse dermed i henhold til bemyndi-gelse, som udløb den 2. november 2015. Det konkrete antal warrants til-delt udgør 100.000. De fuldstændige vilkår for warrants er vedlagt som bilag 8.1.g. Bilag 8.1.g udgør en integreret del af nærværende vedtægter. At a meeting of the board of directors of the Company held on 25 March 2015, the board of directors of the Company resolved to issue warrants (2015-1 employee incentive program) pursuant to an authorization which ex-pired on 2 November 2015, corre-sponding to a nominal amount of DKK 100,000 shares; and the board of di-rectors at the same time resolved to in-crease the share capital of the Com-pany in accordance therewith pursuant to an authorization which expired on 2 November 2015. The final number of warrants granted is 100,000. The com-6 plete terms of the warrants are at-tached as Schedule 8.1.g. Schedule 8.1.g constitutes an integrated part of these Articles of Association. På et bestyrelsesmøde i Selskabet af-holdt den 5. maj 2015 vedtog Selska-bets bestyrelse at udstede warrants (2015-4 employee incentive program) i henhold til bemyndigelse, som udløb den 2. november 2015, svarende til no-minelt DKK 46.359 aktier; og bestyrel-sen vedtog samtidig at forhøje Selska-bets aktiekapital i overensstemmelse dermed i henhold til bemyndigelse, som udløb den 2. november 2015. Det konkrete antal warrants tildelt udgør 46.359. De fuldstændige vilkår for war-rants er vedlagt som bilag 8.4. Bilag 8.4 udgør en integreret del af nærvæ-rende vedtægter. At a meeting of the board of directors of the Company held on 5 May 2015, the board of directors of the Company resolved to issue warrants (2015-4 employee incentive program) pursuant to an authorization which expired on 2 November 2015, corresponding to a nominal amount of DKK 46,359 shares; and the board of directors at the same time resolved to increase the share capital of the Company in accordance therewith pursuant to an authorization which expired on 2 November 2015. The final number of warrants granted is 46,359. The complete terms of the warrants are attached as Schedule 8.4. Schedule 8.4 constitutes an integrated part of these Articles of Association. 8.2 Alle aktier, der ved udnyttelse af war-rants udstedt i henhold til § 8.1 skal være omsætningspapirer og navneak-tier og noteres i Selskabets ejerbog. The shares subscribed for by exercise of the warrants issued pursuant to ar-ticle 8.1 shall be negotiable instru-ments and issued in the holder's name and shall be registered in the Compa-ny's Register of Shareholders. De nye aktier skal være ligestillet med den bestående aktiekapital. Ingen ak-tionær skal være forpligtet til at lade sine aktier indløse helt eller delvist. De nye aktier skal give ret til udbytte og andre rettigheder i Selskabet fra det The new shares shall have the same rights as the existing shares of the Company. No shareholder shall be obliged to have the shares redeemed fully or partly. The new shares shall give rights to dividends and other rights in the Company from the time 7 tidspunkt, som fastsættes af bestyrel-sen i forhøjelsesbeslutningen. which is determined by the board of di-rectors in connection with the decision to increase the share capital. 8.3 Bestyrelsen er bemyndiget til at ændre nærværende vedtægter i tilfælde af udnyttelse af de givne bemyndigelser eller warrants. The board of directors is authorized to amend these Articles of Association as a consequence of applying the authori-zations granted or the exercise of war-rants. 8.4 Bestyrelsen er i perioden indtil den 21. During the period until 21 April 2020 the board of directors is authorized to issue at one or more times warrants with a right to subscribe for shares up to an aggregate amount of nominally DKK 2,750,000 shares in the Company. The shareholders of the Company will not have pre-emptive subscription rights when the Board of Directors ex-ercises this authorization. The specific terms and conditions in this respect are to be determined by the Board of Di-rectors. The Board of Directors deter-mines, at its own discretion, the exer-cise price as well as other terms and conditions for the warrants, always provided that the exercise price as a minimum corresponds to the market price at the time of issuance of the war-rants, unless these are issued to the Company's employees. april 2020 bemyndiget til ad en flere gange at udstede warrants ret til at tegne op til nominelt eller med DKK 2.750.000 aktier i Selskabet. Selska-bets aktionærer skal ikke have forteg-ningsret ved bestyrelsens udnyttelse af denne bemyndigelse. De nærmere vil-kår fastsættes af bestyrelsen. Bestyrel-sen fastsætter selv udnyttelseskursen samt øvrige vilkår for warrants, dog så-ledes at udnyttelseskursen som mini-mum skal svare til markedskursen på tidspunktet for udstedelsen af war-rants, medmindre disse udstedes til Selskabets medarbejdere. Bestyrelsen kan efter de til enhver tid gældende regler i selskabsloven genan-vende eller genudstede eventuelle bort-faldne ikke udnyttede warrants, forud-sat at genanvendelsen eller genudste-delsen finder sted inden for de vilkår og Pursuant to the provisions of the Dan-ish Companies Act in force from time to time, the Board of Directors may reap-ply or reissue any lapsed non-exercised warrants, provided that such reapplica-tion or reissue is made under the terms 8 tidsmæssige begrænsninger, der frem-går af denne bemyndigelse. Ved genan-vendelse forstås adgangen for bestyrel-sen til at lade en anden aftalepart ind-træde i en allerede bestående aftale om warrants. Ved genudstedelse forstås bestyrelsens mulighed for inden for samme bemyndigelse at genudstede nye warrants, hvis allerede udstedte warrants er bortfaldet. and conditions and within the time lim-its specified under this authority. Re-application means the right of the Board of Directors to let another con-tractual party become a party to an al-ready existing agreement on warrants. Reissue means the possibility for the Board of Directors to reissue new war-rants under the same authorization if those already issued have lapsed. Bestyrelsen er i perioden indtil den 21. april 2020 endvidere bemyndiget til ad en eller flere gange at forhøje Selska-bets aktiekapital med op til nominelt DKK 2.750.000 aktier ved kontant ind-betaling i forbindelse med udnyttelse af warrants eller et sådant beløb som måtte følge af en eventuel regulering af antallet af warrants ved ændringer i Selskabets kapitalforhold. Selskabets aktionærer skal ikke have fortegnings-ret til aktier som udstedes ved udnyt-telse af udstedte warrants. During the period until 21 April 2020, the Board of Directors is also author-ized to increase at one or more times the Company's share capital by up to nominally DKK 2,750,000 shares by cash payment in connection with the exercise of the warrants or such an amount caused by an adjustment (if any) in the number of warrants due to changes in the capital structure, with-out pre-emptive subscription rights for the shareholders of the Company to shares issued by exercise of the issued warrants. På et bestyrelsesmøde i Selskabet af-holdt den 5. maj 2015 vedtog Selska-bets bestyrelse at udstede warrants (2015-2 employee incentive program) svarende til nominelt DKK 366.250 ak-tier; og bestyrelsen vedtog samtidig at forhøje Selskabets aktiekapital i over-ensstemmelse dermed. Det konkrete antal warrants tildelt udgør 366.250. De fuldstændige vilkår for warrants er vedlagt som bilag 8.4. Bilag 8.4 udgør At a meeting of the board of directors of the Company held on 5 May 2015, the board of directors of the Company resolved to issue warrants (2015-2 employee incentive program) corre-sponding to a nominal amount of DKK 366,250 shares; and the board of di-rectors at the same time resolved to in-crease the share capital of the Com-pany in accordance therewith. The final number of warrants granted is 366,250. The complete terms of the 9 en integreret del af nærværende ved-tægter. 16.500 warrants udstedt under dette program er pr. 14. december 2018 bortfaldet. 7.500 warrants er ud-nyttet den 14. september 2018, og 18.250 warrants er udnyttet den 5. april 2019, 45.539 warrants er udnyt-tet den 28. maj 2019. Som følge af dels udnyttelse dels bortfald af warrants, er det udestående antal warrants, der kan udnyttes, reduceret til 278.461 war-rants. warrants are attached as Schedule 8.4. Schedule 8.4 constitutes an inte-grated part of these Articles of Associ-ation. 16,500 warrants issued under this program has lapsed per 14 Decem-ber 2018. 7,500 warrants were exer-cised on 14 September 2018, and 18,250 warrants were exercised on 5 April 2019 and 45,539 warrants were exercised on 28 May 2019. As a result of exercise/lapse of warrants, the num-ber of warrants available for exercise has been reduced to 278,461 warrants. På et bestyrelsesmøde i Selskabet af-holdt den 5. maj 2015 vedtog Selska-bets bestyrelse at udstede warrants (2015-3 employee incentive program) svarende til nominelt DKK 100.000 ak-tier; og bestyrelsen vedtog samtidig at forhøje Selskabets aktiekapital i over-ensstemmelse dermed. Samtlige war-rants udstedt under dette program er pr. 28. februar 2019 bortfaldet. Som følge af bortfald af warrants ophæves bilag 8.4.a. At a meeting of the board of directors of the Company held on 5 May 2015, the board of directors of the Company resolved to issue warrants (2015-3 employee incentive program) corre-sponding to a nominal amount of DKK 85,434 shares; and the board of direc-tors at the same time resolved to in-crease the share capital of the Com-pany in accordance therewith. All war-rants issued under this program have lapsed per 28 February 2019. As a re-sult of lapse of warrants, Schedule 8.4.a is terminated. På et bestyrelsesmøde i Selskabet af-holdt den 5. april 2016 vedtog Selska-bets bestyrelse at udstede warrants (2016-1 employee incentive program) svarende til nominelt DKK 347.250 ak-tier; og bestyrelsen vedtog samtidig at forhøje Selskabets aktiekapital i over-ensstemmelse dermed. Det konkrete antal warrants tildelt udgør 347.250. At a meeting of the board of directors of the Company held on 5 April 2016, the board of directors of the Company resolved to issue warrants (2016-1 employee incentive program) corre-sponding to a nominal amount of DKK 347,250 shares; and the board of di-rectors at the same time resolved to in-10

De fuldstændige vilkår for warrants er vedlagt som bilag 8.4.b. Bilag 8.4.b ud-gør en integreret del af nærværende vedtægter. 25.500 warrants udstedt under dette program er pr. 14. decem-ber 2018 bortfaldet. Som følge af bort-fald af warrants, er det udestående an-tal warrants, der kan udnyttes, reduce-ret til 321.750 warrants. crease the share capital of the Com-pany in accordance therewith. The final number 347,250. warrants of The are warrants complete attached granted is terms of the as Schedule 8.4.b. Schedule 8.4.b constitutes an integrated part of these Articles of As-sociation. 25,500 warrants issued un-der this program has lapsed per 14 De-cember 2018. As a result of lapse of warrants, the number of warrants available for exercise has been reduced to 321,750 warrants. På et bestyrelsesmøde i Selskabet af-holdt den 5. april 2016 vedtog Selska-bets bestyrelse at udstede warrants (2016-2 employee incentive program) svarende til nominelt DKK 85.434 ak-tier; og bestyrelsen vedtog samtidig at forhøje Selskabets aktiekapital i over-ensstemmelse dermed. Samtlige war-rants udstedt under dette program er pr. 28. februar 2019 bortfaldet. Som følge af bortfald af warrants ophæves bilag 8.4.c. At a meeting of the board of directors of the Company held on 5 April 2016, the board of directors of the Company resolved to issue warrants (2016-2 employee incentive program) corre-sponding to a nominal amount of DKK 85,434 shares; and the board of direc-tors at the same time resolved to in-crease the share capital of the Com-pany in accordance therewith. All war-rants issued under this program have lapsed per 28 February 2019. As a re-sult of lapse of warrants, Schedule 8.4.c is terminated. På et bestyrelsesmøde i Selskabet af-holdt den 15. juli 2016 vedtog Selska-bets bestyrelse at udstede warrants (2016-3 employee incentive program) svarende til nominelt DKK 40.000 ak-tier; og bestyrelsen vedtog samtidig at forhøje Selskabets aktiekapital i over-ensstemmelse dermed. Det konkrete antal warrants tildelt udgør 40.000. De At a meeting of the board of directors of the Company held on 15 July 2016, the board of directors of the Company resolved to issue warrants (2016-3 employee incentive program) corre-sponding to a nominal amount of DKK 40,000 shares; and the board of direc-tors at the same time resolved to in-11 fuldstændige vilkår for warrants er vedlagt som bilag 8.4.d. Bilag 8.4.d ud-gør en integreret del af nærværende vedtægter. crease the share capital of the Com-pany in accordance therewith. The final number of warrants granted is 40,000. The complete terms of the warrants are attached as Schedule 8.4.d. Schedule 8.4.d constitutes an integrated part of these Articles of Association. På et bestyrelsesmøde i Selskabet af-holdt den 6. april 2017 vedtog Selska-bets bestyrelse at udstede warrants (2017-1 employee incentive program) svarende til nominelt DKK 424.000 ak-tier; og bestyrelsen vedtog samtidig at forhøje Selskabets aktiekapital i over-ensstemmelse dermed. Det konkrete antal warrants tildelt udgør 424.000. De fuldstændige vilkår for warrants er vedlagt som bilag 8.4.e. Bilag 8.4.e ud-gør en integreret del af nærværende vedtægter. 43.000 warrants udstedt under dette program er pr. 28. februar 2019 bortfaldet. Som følge af bortfald af warrants, er det udestående antal warrants, der kan udnyttes, reduceret til 381.000 warrants. At a meeting of the board of directors of the Company held on 6 April 2017, the board of directors of the Company resolved to issue warrants (2017-1 employee incentive program) corre-sponding to a nominal amount of DKK 424,000 shares; and the board of di-rectors at the same time resolved to in-crease the share capital of the Com-pany in accordance therewith. The final number 424,000. warrants of The are warrants complete attached granted is terms of the as Schedule 8.4.e. Schedule 8.4.e constitutes an in-tegrated part of these Articles of Asso-ciation. 43,000 warrants issued under this program has lapsed per 28 Febru-ary 2019. As a result of lapse of war-rants, the number of warrants available for exercise has been reduced to 381,000 warrants. På et bestyrelsesmøde i Selskabet af-holdt den 6. april 2017 vedtog Selska-bets bestyrelse at udstede warrants (2017-2 employee incentive program) svarende til nominelt DKK 93.392 ak-tier; og bestyrelsen vedtog samtidig at forhøje Selskabets aktiekapital i over-At a meeting of the board of directors of the Company held on 6 April 2017, the board of directors of the Company resolved to issue warrants (2017-2 employee incentive program) corre-sponding to a nominal amount of DKK 93,392 shares; and the board of direc-12 ensstemmelse dermed. Samtlige war-rants udstedt under dette program er pr. 28. februar 2019 bortfaldet. Som følge af bortfald af warrants ophæves bilag 8.4.f. tors at the same time resolved to in-crease the share capital of the Com-pany in accordance therewith. All war-rants issued under this program have lapsed per 28 February 2019. As a re-sult of lapse of warrants, Schedule 8.4.f is terminated. På et bestyrelsesmøde i Selskabet af-holdt den 25. august 2017 vedtog Sel-skabets bestyrelse at udstede warrants (2017-3 employee incentive program) svarende til nominelt DKK 14.566 ak-tier; og bestyrelsen vedtog samtidig at forhøje Selskabets aktiekapital i over-ensstemmelse dermed. Samtlige war-rants udstedt under dette program er pr. 28. februar 2019 bortfaldet. Som følge af bortfald af warrants ophæves bilag 8.4.g. At a meeting of the board of directors of the Company held on 25 August 2017, the board of directors of the Company resolved to issue warrants (2017-3 employee incentive program) corresponding to a nominal amount of DKK 14,566 shares; and the board of directors at the same time resolved to increase the share capital of the Com-pany in accordance therewith. All war-rants issued under this program have lapsed per 28 February 2019. As a re-sult of lapse of warrants, Schedule 8.4.g is terminated. På et bestyrelsesmøde i Selskabet af-holdt den 25. august 2017 vedtog Sel-skabets bestyrelse at udstede warrants (2017-4 employee incentive program) svarende til nominelt DKK 6.608 ak-tier; og bestyrelsen vedtog samtidig at forhøje Selskabets aktiekapital i over-ensstemmelse dermed. Samtlige war-rants udstedt under dette program er pr. 28. februar 2019 bortfaldet. Som følge af bortfald af warrants ophæves bilag 8.4.h. At a meeting of the board of directors of the Company held on 25 August 2017, the board of directors of the Company resolved to issue warrants (2017-4 employee incentive program) corresponding to a nominal amount of DKK 6,608 shares; and the board of di-rectors at the same time resolved to in-crease the share capital of the Com-pany in accordance therewith. All war-rants issued under this program have lapsed per 28 February 2019. As a re-sult of lapse of warrants, Schedule 8.4.h is terminated. 13

På et bestyrelsesmøde i Selskabet af-holdt den 22. maj 2018 vedtog Selska-bets bestyrelse at udstede warrants (2018-1 employee incentive program) svarende til nominelt DKK 515.500 ak-tier; og bestyrelsen vedtog samtidig at forhøje Selskabets aktiekapital i over-ensstemmelse dermed. Det konkrete antal warrants tildelt udgør 515.500. De fuldstændige vilkår for warrants er vedlagt som bilag 8.4.i. Bilag 8.4.i ud-gør en integreret del af nærværende vedtægter. 5.500 warrants udstedt un-der dette program er pr. 28. februar 2019 bortfaldet. Som følge af bortfald af warrants, er det udestående antal warrants, der kan udnyttes, reduceret til 510.000 warrants. At a meeting of the board of directors of the Company held on 22 May 2018, the board of directors of the Company resolved to issue warrants (2018-1 employee incentive program) corre-sponding to a nominal amount of DKK 515,500 shares; and the board of di-rectors at the same time resolved to in-crease the share capital of the Com-pany in accordance therewith. The final number 515,500. warrants of The are warrants complete attached granted is terms of the as Schedule 8.4.i. Schedule 8.4.i constitutes an in-tegrated part of these Articles of Asso-ciation. 5,500 warrants issued under this program has lapsed per 28 Febru-ary 2019. As a result of lapse of war-rants, the number of warrants available for exercise has been reduced to 510,000 warrants. På et bestyrelsesmøde i Selskabet af-holdt den 22. maj 2018 vedtog Selska-bets bestyrelse at udstede warrants (2018-1 employee incentive program) svarende til nominelt DKK 100.000 ak-tier; og bestyrelsen vedtog samtidig at forhøje Selskabets aktiekapital i over-ensstemmelse dermed. Samtlige war-rants udstedt under dette program er pr. 28. februar 2019 bortfaldet. Som følge af bortfald af warrants ophæves bilag 8.4.j. At a meeting of the board of directors of the Company held on 22 May 2018, the board of directors of the Company resolved to issue warrants (2018-1 employee incentive program) corre-sponding to a nominal amount of DKK 100,000 shares; and the board of di-rectors at the same time resolved to in-crease the share capital of the Com-pany in accordance therewith. All war-rants issued under this program have lapsed per 28 February 2019. As a re-sult of lapse of warrants, Schedule 8.4.j is terminated. 14

På et bestyrelsesmøde i Selskabet af-holdt den 15. oktober 2018 vedtog Sel-skabets bestyrelse at udstede warrants (2018-2 employee incentive program) svarende til nominelt DKK 40.000 ak-tier; og bestyrelsen vedtog samtidig at forhøje Selskabets aktiekapital i over-ensstemmelse dermed. Det konkrete antal warrants tildelt udgør 40.000. De fuldstændige vilkår for warrants er vedlagt som bilag 8.4.k. Bilag 8.4.k ud-gør en integreret del af nærværende vedtægter. At a meeting of the board of directors of the Company held on 15 October 2018, the board of directors of the Company resolved to issue warrants (2018-2 employee incentive program) corresponding to a nominal amount of DKK 40,000 shares; and the board of directors at the same time resolved to increase the share capital of the Com-pany in accordance therewith. The final number of warrants granted is 40,000. The complete terms of the warrants are attached as Schedule 8.4.k. Schedule 8.4.k constitutes an integrated part of these Articles of Association. På et bestyrelsesmøde i Selskabet af-holdt den 10. april 2019 vedtog Selska-bets bestyrelse at udstede warrants (2019-1 employee incentive program) svarende til nominelt DKK 397.750 ak-tier; og bestyrelsen vedtog samtidig at forhøje Selskabets aktiekapital i over-ensstemmelse dermed. Det konkrete antal warrants tildelt udgør 397.750. De fuldstændige vilkår for warrants er vedlagt som bilag 8.4.l. Bilag 8.4.l ud-gør en integreret del af nærværende vedtægter. At a meeting of the board of directors of the Company held on 10 April 2019, the board of directors of the Company resolved to issue warrants (2019-1 employee incentive program) corre-sponding to a nominal amount of DKK 397,750 shares; and the board of di-rectors at the same time resolved to in-crease the share capital of the Com-pany in accordance therewith. The final number 397,750. warrants of The are warrants complete attached granted is terms of the as Schedule 8.4.l. Schedule 8.4.l constitutes an in-tegrated part of these Articles of Asso-ciation. På et bestyrelsesmøde i Selskabet af-holdt den 13. juni 2019 vedtog Selska-bets bestyrelse at udstede warrants (2019-2 employee incentive program) At a meeting of the board of directors of the Company held on 13 June 2019, the board of directors of the Company resolved to issue warrants (2019-2 15 svarende til nominelt DKK 168.388 ak-tier; og bestyrelsen vedtog samtidig at forhøje Selskabets aktiekapital i over-ensstemmelse dermed. Det konkrete antal warrants tildelt udgør 168.388. De fuldstændige vilkår for warrants er vedlagt som bilag 8.4.m. Bilag 8.4.m udgør en integreret del af nærværende vedtægter. employee incentive program) corre-sponding to a nominal amount of DKK 168,388 shares; and the board of di-rectors at the same time resolved to in-crease the share capital of the Com-pany in accordance therewith. The final number 168,388. warrants of The are warrants complete attached granted is terms of the as Schedule 8.4.m. Schedule 8.4.m constitutes an integrated part of these Articles of As-sociation. På et bestyrelsesmøde i Selskabet af-holdt den 13. juni 2019 vedtog Selska-bets bestyrelse at udstede warrants (2019-3 employee incentive program) svarende til nominelt DKK 25.976 ak-tier; og bestyrelsen vedtog samtidig at forhøje Selskabets aktiekapital i over-ensstemmelse dermed. Det konkrete antal warrants tildelt udgør 25.976. De fuldstændige vilkår for warrants er vedlagt som bilag 8.4.n. Bilag 8.4.n udgør en integreret del af nærværende vedtægter. At a meeting of the board of directors of the Company held on 13 June 2019, the board of directors of the Company resolved to issue warrants (2019-3 employee incentive program) corre-sponding to a nominal amount of DKK 25,976 shares; and the board of direc-tors at the same time resolved to in-crease the share capital of the Com-pany in accordance therewith. The final number of warrants granted is 25,976. The complete terms of the warrants are attached as Schedule 8.4.n. Schedule 8.4.n constitutes an integrated part of these Articles of Association. 16

Som følge af dels udstedelse af war-rants dels bortfald af warrants, er det udestående antal warrants, der kan ud-stedes i henhold til bemyndigelsen i nærværende § 8.4, ændret til 515.386 warrants. As a result of issuance/lapse of war-rants, the number of warrants available for issuance under the authorization in this article 8.4 has been changed to 515,386 warrants. 8.5 Alle aktier, der tegnes ved udnyttelse af warrants udstedt i henhold til § 8.4, skal være omsætningspapirer og nav-neaktier og noteres i Selskabets ejer-bog. The shares subscribed for by exercise of the warrants issued pursuant to ar-ticle 8.4 shall be negotiable instru-ments and issued in the holder's name and shall be registered in the Compa-ny's Register of Shareholders. De nye aktier skal være ligestillet med den bestående aktiekapital. Ingen akti-onær skal være forpligtet til at lade sine aktier indløse helt eller delvist. De nye aktier skal give ret til udbytte og andre rettigheder i Selskabet fra det tids-punkt, som fastsættes af bestyrelsen i forhøjelsesbeslutningen. The new shares shall have the same rights as the existing shares of the Company. No shareholder shall be obliged to have the shares redeemed fully or partly. The new shares shall give rights to dividends and other rights in the Company from the time which is determined by the Board of Di-rectors in connection with the decision to increase the share capital. 8.6 Bestyrelsen er bemyndiget til at ændre nærværende vedtægter i tilfælde af The board of directors is authorized to amend these Articles of Association as a consequence of applying the authori-zations granted or the exercise of war-rants. udnyttelse af de givne eller warrants. bemyndigelser 9 Generalforsamling General Meetings 9.1 Generalforsamlinger afholdes i Storkø-benhavn. General meetings of the Company shall be held in Greater Copenhagen. 9.2 Ordinære generalforsamlinger skal af-holdes i så god tid, at den reviderede Annual general meetings shall be held early enough for the audited and 17 og godkendte årsrapport kan indsen-des og være modtaget i Erhvervssty-relsen senest fire måneder efter regn-skabsårets udløb. adopted annual report to be submitted to and received by the Danish Business Authority not later than four months after the closing of the financial year. 9.3 Bestyrelsen skal senest otte uger før dagen for den påtænkte afholdelse af den ordinære generalforsamling offent-liggøre datoen for afholdelsen af gene-ralforsamlingen samt datoen for den seneste fremsættelse af krav om opta-gelse af et bestemt emne på dagsorde-nen for aktionærerne, jf. punkt 9.4. Not later than eight weeks before the date set for the annual general meeting the board of directors shall announce the date on which it intends to hold the general meeting as well as the date by which requests filed by shareholders wishing to have specific items included on the agenda, cf. article 9.4. 9.4 Forslag fra aktionærerne til behandling på den ordinære generalforsamling skal være skriftligt fremsat til bestyrel-sen senest seks uger før generalfor-samlingens afholdelse. Modtager be-styrelsen et forslag senere end seks uger før generalforsamlingens afhol-delse, afgør bestyrelsen, om forslaget er fremsat i så god tid, at emnet allige-vel kan optages på dagsordenen. Proposals from shareholders for con-sideration by the annual general meet-ing shall be submitted to the board of directors in writing not later than six weeks before the date of the general meeting. In the event that the board of directors receives a proposal later than six weeks before the general meeting, the board of directors shall decide whether it was received in time for it to be included on the agenda nonetheless. 9.5 Ekstraordinær generalforsamling afhol-des efter en generalforsamlings beslut-ning, bestyrelsens beslutning, når det kræves af Selskabets revisor, eller når det til behandling af et bestemt emne skriftligt kræves af aktionærer, der ejer mindst 5 % af aktiekapitalen. An extraordinary general meeting shall be held when decided by a general meeting, the board of directors or re-quested by the Company's auditor as well as when requested in writing by shareholders holding at least 5 % of the share capital for consideration of a specific issue. 9.6 Alle dokumenter til brug for Selskabets generalforsamlinger i forbindelse med All documents prepared for use by or for a general meeting of the Company in connection with or after the general 18 eller efter generalforsamlingen, herun-der indkaldelsen og forhandlingsproto-kollen, skal alene udarbejdes på en-gelsk. meeting, including the notice and the minutes, must be prepared in English only. 9.7 Generalforsamlinger skal indkaldes General meetings shall be convened with a maximum notice of five weeks and a minimum notice of three weeks. An extraordinary general meeting shall be convened within 14 days after a proper request has been received by the board of directors. med højst fem ugers og mindst tre ugers varsel. Indkaldelse til ekstraordi-nær generalforsamling skal ske senest 14 dage efter, at bestyrelsen har mod-taget behørig anmodning herom. 9.8 Bestyrelsen skal indkalde til general-forsamling ved bekendtgørelse indryk-ket iErhvervsstyrelsens it-system samt ved offentliggørelse på Selska-The board of directors shall convene general meetings by publication in the computer information system of the Danish Business Authority and by post-ing on the Company's website (www.zealandpharma.com). bets hjemmeside (www.zealand-pharma.com). 9.9 Indkaldelsesvarslet regnes fra den før-ste bekendtgørelse. Indkaldelse sker endvidere ved meddelelse til alle note-rede aktionærer i ejerbogen, som har fremsat begæring herom, til den adresse, herunder e-mailadresse, jf. punkt 12, de har opgivet til Selskabet. Er oplysningerne i ejerbogen utilstræk-kelige eller mangelfulde, har bestyrel-sen ingen pligt til at søge disse berigti-get eller til at indkalde på anden måde. The length of the notice shall be reck-oned from the first advertisement. General meetings shall moreover be convened by sending a notice to all shareholders entered in the Company's Register of Shareholders having so re-quested, to the address, including the e-mail address, cf. article 12, informed to the Company. If the information contained in the Register of Sharehold-ers is insufficient or incorrect, the board of directors shall not be obliged to rectify the information or to give no-tice in any other way. 9.10 Indkaldelsen skal som minimum inde-holde: The notice shall as a minimum include: 19

(1) Tid og sted for generalforsamlin-gen, samt hvilke emner der skal behandles på generalforsamlin-gen. Såfremt der på generalfor-samlingen skal behandles forslag til vedtægtsændringer, skal for-slagets væsentligste indhold an-gives i indkaldelsen. (1) Time and place for the general meeting and the issues to be con-sidered at the general meeting. If the general meeting is to consider a proposal to amend the Articles of Association, then the notice shall specify the material content of the proposal. (2) En beskrivelse af aktiekapitalens størrelse og aktionærernes stem-meret. (2) The amount of the share capital and the voting rights of the share-holders. (3) Den i vedtægternes punkt 10.2 nævnte registreringsdato med en tydeliggørelse af, at det alene er selskaber eller personer, der på denne dato er aktionærer i Sel-skabet, der har ret til at deltage i og stemme på generalforsamlin-gen. (3) The registration date stated in article 10.2 with a clear indication that only companies or persons holding shares in the Company as at said date shall be entitled to attend and vote at the general meeting. (4) Angivelse af hvor og hvordan den komplette, uforkortede tekst til (4) An indication of where and how to obtain the full, unbridged text of the documents to be presented at the general meeting, the agenda de dokumenter, der skal på fremlægges generalforsamlingen, dagsor-and the complete proposals, internet denen og de fuldstændige forslag kan fås, herunder den nøjagtige including the exact address of the Company's website where the agenda and the other documents mentioned in article 12.2 will be made available. internetadresse til Selskabets hjemmeside, hvor dagsordenen og de dokumenter nævnt i punkt 12.2 vil blive gjort tilgængelige. (5) Proceduren for stemmeafgivelse (5) The procedure for voting by proxy, by postal and by electronic means, and the Company will make a proxy form available for the ved fuldmagt, brev og ved elektronisk stemmeafgivelse, herunder at der vil blive stillet en 20 fuldmagtsblanket til rådighed for enhver stemmeberettiget aktio-nær. shareholders that are entitled to vote. (6) Såfremt gennemføres generalforsamlingen (6) If the general meeting is conduc-ted by electronic means or partly by electronic means, cf. article 11.1 this shall be stated in the convening notice together with the details on how to sign up and what the requirements are to the electronic systems that will be used. The convening notice shall point out that detailed information about the procedure will be avail-able on the Company's website. elektronisk eller delvis elektronisk, jf. punkt 11.1, skal indkaldelsen tillige indeholde oplysninger derom samt om til-melding og de nærmere krav til de elektroniske systemer som vil blive anvendt. Indkaldelsen skal angive, at oplysninger om frem-gangsmåden ved elektronisk ge-neralforsamling vil kunne findes på Selskabets hjemmeside. 9.11 Generalforsamlingen afholdes på en-gelsk, uden at der sker simultantolk-ning til dansk. The general meeting is held in English without simultaneous translation to Danish. 9.12 Senest tre uger før generalforsamlin-gen skal følgende oplysninger som mi-Not later than three weeks prior to a general meeting the following infor-mation, as minimum, shall be available on the Company's website: nimum være tilgængelige bets hjemmeside: på Selska-(1) Indkaldelsen. (1) The notice. (2) Det samlede antal aktier og (2) The total number of shares and voting rights on the date of the notice. stemmerettigheder på datoen for indkaldelsen. (3) De dokumenter, der skal på (3) The documents to be submitted to the general meeting, including fremlægges generalforsamlingen, herunder general-with respect to the annual for den ordinære general meeting the audited annual report. forsamlings vedkommende den reviderede årsrapport. 21

(4) Dagsordenen og de fuldstændige forslag. (4) The agenda and complete propo-sals. (5) De formularer, der skal anvendes ved stemmeafgivelse ved fuld-magt og ved brev. (5) The forms to be used for voting by proxy or postal. 9.13 Dagsordenen for den ordinære gene-ralforsamling skal omfatte: The agenda of the annual meeting shall include: (1) Bestyrelsens beretning om Sel-skabets virksomhed i det forløbne regnskabsår. (1) A report from the board of directors on the Company's acti-vities in the past financial year. (2) Godkendelse årsrapport. af den reviderede (2) Approval of the audited annual report. (3) Beslutning om anvendelse af (3) A resolution on the distribution of profit or the cover of loss in overskud eller dækning af under-skud i henhold til den godkendte årsrapport. accordance with the annual report adopted. (4) Valg af medlemmer til (4) Election of members to the board of directors. bestyrelsen. (5) Valg af revisor. (5) Election of auditor. (6) Bemyndigelse til erhvervelse egne aktier. af (6) Authorization to acquire the Company's own shares. (7) Eventuelle forslag eller aktionærer. fra bestyrelse (7) Any proposals submitted by the by board of directors or shareholders. (8) Eventuelt. (8) Any other business. 22

9.14 Forhandlingerne på generalforsamlin-gen ledes af en dirigent, der udpeges af bestyrelsen. Dirigenten afgør alle spørgsmål vedrørende emnernes be-handling, stemmeafgivning og stem-meresultaterne. A chairman of the meeting appointed by the board of directors shall preside over the proceedings at general meet-ings and decide upon all questions of procedure, voting and voting results. 9.15 Et referat af generalforsamlingen ind-føres i en protokol. Referatet skal un-derskrives af dirigenten og af bestyrel-sens formand. Senest to uger efter ge-neralforsamlingens afholdelse skal ge-neralforsamlingsprotokollen eller en bekræftet udgave af denne gøres til-gængelig for Selskabets aktionærer. The proceedings at a general meeting shall be recorded in a minute book and be signed by the chairman of the gen-eral meeting and the chairman of the board of directors. Not later than two weeks after the general meeting the minute book, or a certified transcript of the minute book, shall be made availa-ble to the Company's shareholders. 9.16 Generalforsamlingsprotokollen skal for hver beslutning som udgangspunkt in-deholde en fuldstændig redegørelse for afstemningen, derunder om (i) hvor mange aktier, der er afgivet gyldige stemmer for, (ii) den andel af aktieka-pitalen, som disse stemmer repræsen-terer, (iii) det samlede antal gyldige stemmer, (iv) det samlede antal af stemmer for og imod hvert beslut-ningsforslag og (v) antallet af eventu-elle stemmeundladelser. As a general rule, for each resolution made at the general meeting the mi-nute book of the general meeting must set out at a minimum the full details of the voting including information on (i) the total number of shares for which valid votes were cast, (ii) the propor-tion of the share capital accounted for by these votes, (iii) the total number of valid votes, (iv) the number of votes cast in favour of and against each res-olution, and (v) the total number of ab-stentions, if any. 9.17 Ønsker ingen af aktionærerne en fuld-stændig redegørelse for afstemnin-gerne, er det kun nødvendigt i general-forsamlingsprotokollen at fastslå af-stemningsresultatet for hver beslut-ning. Dirigenten skal således i forbin-If no shareholder requests that the full details of the votes be included in the minute book, the minute book need only to state the results of the individ-ual votes. Accordingly, the Chairman of the general meeting shall have to clar-ify for each individual vote whether or 23 delse med hver generalforsamlingsbe-slutning have afklaret hvorvidt, ingen af aktionærerne ønsker en fuldstændig redegørelse for afstemningen. not any shareholders request the inclu-sion in the minute book of the full de-tails of the vote. 9.18 Senest to uger efter generalforsamlin-gens afholdelse skal afstemningsresul-Not later than two weeks after the gen-eral meeting the voting results from the general meeting shall be posted on the Company's website. tatet offentliggøres på Selskabets hjemmeside. 10 Møderet - Stemmeret Right of Attendance - Voting Right 10.1 En aktionærs ret til at deltage i og af-give stemme på en generalforsamling fastsættes i forhold til de aktier, som aktionæren besidder på registrerings-datoen. A shareholders right to attend general meetings and to vote at general meet-ings is determined on the basis of the shares that the shareholder owns on the registration date. 10.2 Registreringsdatoen ligger en uge før generalforsamlingens afholdelse. De aktier, den enkelte aktionær besidder, opgøres på registreringsdatoen på grundlag af noteringen af aktionærens ejerforhold i ejerbogen samt meddelel-ser om ejerforhold, som Selskabet har modtaget med henblik på indførsel i ejerbogen. The registration date is one week be-fore the general meeting is held. The shares which the individual share-holder owns are calculated on the reg-istration date on the basis of the regis-tration of ownership in the Company's Register of Shareholders as well as no-tifications concerning ownership which the Company has received with a view to update the ownership in the Register of Shareholders. 10.3 Enhver aktionær som senest tre dage inden generalforsamlingens afholdelse har meddelt Selskabet sin deltagelse, og som har modtaget et adgangskort, er berettiget til personligt eller ved fuldmagt at deltage i generalforsamlin-gen. Adgangskort udstedes til den i Selskabets ejerbog noterede aktionær. Any shareholder who has notified the Company of his participation not later than three days prior to the general meeting and who has received an ad-mission card shall be entitled to attend the general meeting, either in person or by proxy. Admission card will be is-sued to the holder registered in the 24

Company's Register of Shareholders. 10.4 På generalforsamlingen giver hvert ak-tiebeløb på DKK 1 én stemme. En akti-onær har ret til at udøve stemmeret-tighederne i tilknytning til nogle af sine aktier på en måde, der ikke er identisk med udøvelsen af stemmerettighe-derne i tilknytning til andre af dennes aktier. Each share of DKK 1 has one vote at general meetings. A shareholder may exercise the voting rights attached to some of his/her shares in a manner that is not identical to the exercise of the voting rights attached to his/her other shares. 10.5 Stemmeret kan udøves i henhold til skriftlig fuldmagt eller ved brev-stemme, og Selskabet skal senest tre uger før generalforsamlingen gøre for-mularer til brug herfor tilgængelige på A shareholder may vote by proxy or by postal, and the Company shall not later than three weeks prior to the general meeting make a form for this use avail-able on the Company's website. A vote by postal must be received by the Com-pany not later than three days prior to the general meeting is held in order to be counted at the general meeting. Selskabets hjemmeside. En brev-stemme skal være Selskabet i hænde senest tre dage før generalforsamlin-gens afholdelse for at blive medtaget på generalforsamlingen. 10.6 Aktionæren eller fuldmægtigen kan møde på generalforsamlingen sammen med en rådgiver. The shareholder or the proxyholder may attend the general meeting ac-companied by an advisor. 10.7 Generalforsamlingen træffer beslut-ning ved simpelt stemmeflertal, med-mindre andet følger af lovgivningen el-ler af Selskabets vedtægter. At general meetings resolutions shall be decided by simple majority of votes unless otherwise prescribed by law or the Articles of Association. 11 Elektronisk generalforsamling Electronic general meetings 11.1 Bestyrelsen kan, når den anser det for hensigtsmæssigt og generalforsamlin-gen kan afvikles på betryggende vis, bestemme at generalforsamlingen ude-When the board of directors finds it ap-propriate and technically safe it may decide that the general meeting solely shall be held as an electronic general meeting (completely electronic general 25 lukkende skal foregå elektronisk (fuld-stændig elektronisk generalforsam-ling). Bestyrelsen kan herudover under samme forudsætninger vælge at til-byde aktionærerne at deltage elektro-nisk på generalforsamlinger, der i øv-rigt gennemføres ved fysisk fremmøde (delvis elektronisk generalforsamling). Aktionærerne kan derved elektronisk deltage i, ytre sig samt stemme på ge-neralforsamlingen. Nærmere oplysnin-ger vil til sin tid kunne findes på Sel-skabets hjemmeside og i indkaldelsen til de pågældende generalforsamlinger, ligesom de i Selskabets ejerbog note-meeting). The board of directors may also as an alternative under the same circumstances invite shareholders to attend by electronic means general meetings that are also attended by shareholders in person (partially elec-tronic general meeting). In this way, shareholders will be able to attend, ex-press their opinion and vote at the gen-eral meeting by electronic means. In due course more information will be made available on the Company's web-site and in the notices convening the general meetings involved, and written information on the subject will also be sent to shareholders listed in the Com-pany's Register of Shareholders. rede aktionærer vil modtage meddelelse herom. skriftlig 12 Elektronisk kommunikation Electronic communication 12.1 Bestyrelsen er bemyndiget til at indføre The board of directors has been granted authority to introduce elec-tronic communication between the Company and its shareholders, mean-ing that the Company may use elec-tronic document exchange and elec-tronic mail as specified below in its communication with the shareholders. elektronisk kommunikation mellem Selskabet og dets aktionærer, således at Selskabet kan benytte elektronisk dokumentudveksling og elektronisk post, som nærmere angivet nedenfor i sin kommunikation med aktionærerne. 12.2 Indkaldelse af aktionærerne til ordinær og ekstraordinær generalforsamling, herunder de fuldstændige forslag til The Company shall be able to send no-tices convening annual and extraordi-nary general meetings including the complete proposals for amendments to the articles of association, agenda, an-nual report, interim report, quarterly vedtægtsændringer, tilsendelse af dagsorden, årsrapport, delårsrapport, kvartalsrapport, fondsbørsmeddelel-ser, generalforsamlingsprotokollater, report, stock exchange releases, fuldmagtsblanketter og adgangskort samt øvrige generelle oplysninger fra minutes and general meetings, proxy forms, mail-in voting forms, admission 26

Selskabet til aktionærerne vil kunne sendes af Selskabet til aktionærerne via e-mail. cards and other general information from the Company to it shareholders by means of email. 12.3 Ovennævnte adgangskort dokumenter, bortset fra til generalforsamlingen, The above documents, to the exclusion of admission cards for the general meeting, shall also be posted on the Company's website. The Company's website shall also contain information about requirements to the systems used and the procedures applying to the use of electronic communication. vil tillige blive offentliggjort på Selska-bets hjemmeside. På Selskabets hjem-meside vil der tillige kunne findes op-lysning om kravene til de anvendte sy-stemer samt om fremgangsmåden i forbindelse med elektronisk kommuni-kation. 12.4 Selskabet er forpligtet til at bede nav-nenoterede aktionærer om en elektro-nisk adresse hvortil meddelelser m.v. kan sendes, og det er den enkelte ak-tionærs ansvar at sikre, at Selskabet er i besiddelse af den korrekte elektroni-ske adresse. The Company must request registered shareholders for an electronic address to which notices can be sent, and it is the responsibility of each shareholder to ensure that the Company is in pos-session of a proper electronic address. 13 Bestyrelse Board of Directors 13.1 Til Selskabets bestyrelse vælger gene-The general meeting shall elect at least four and not more than seven direc-tors. ralforsamlingen mindst syv medlemmer. fire og højst 13.2 Bestyrelsesmedlemmer, som er valgt The directors elected by the general meeting shall retire from office at each annual general meeting but shall be el-igible for re-election. af generalforsamlingen, afgår på hvert års ordinære generalforsamling, men kan genvælges. 13.3 Bestyrelsen vælger af sin midte en for-mand og en næstformand. The board of directors elects a chair-man and a vice-chairman from among its members. 27

13.4 Beslutninger i bestyrelsen træffes, medmindre andet er aftalt, med almin-delig stemmeflerhed. I tilfælde af stemmelighed er formandens, og i hans/hendes forfald næstformandens, stemme udslagsgivende. Unless otherwise decided by the board of directors, decisions of the board of directors shall be decided by simple majority of votes. In the event of an equality of votes, the chairman, and in his/her absence the vice-chairman, shall have a casting vote. 13.5 Bestyrelsen træffer ved en forretnings-orden nærmere bestemmelse om udfø-relsen af sit hverv. The board of directors shall lay down rules of its proceedings. 13.6 Bestyrelsesmedlemmerne oppebærer The directors shall be remunerated an-nually as prescribed in the annual re-port for the relevant year. et årligt honorar, hvis samlede stør-relse skal fremgå af årsrapporten for det pågældende år. 13.7 Bestyrelsen kan meddele prokura, en-kel eller kollektiv. The board of directors may authorize one person alone or more persons jointly to sign for the Company by procuration. 14 Direktion Executive management 14.1 Bestyrelsen ansætter en direktion be-stående af mellem en og fire direktø-rer. Hvis direktionen består af flere di-rektører, skal én af disse udnævnes til administrerende direktør. The board of directors shall employ at least one but not more than four man-agers to comprise the Company's exec-utive management. Where more than one manager is employed, one of them shall be appointed managing director. 14.2 Bestyrelsen er bemyndiget til at be-slutte at lade Selskabet skadesløsholde medlemmerne af direktionen samt Sel-skabets medarbejdere for visse krav, der er knyttet til deres rolle i Selska-bet. The board of directors is authorized to resolve to let the Company indemnify the members of executive manage-ment and the Company's employees for certain claims against these individuals in connection with their services to the 28

Company. Selskabets skadesløsholdelse omfatter krav og rimelige sagsomkostninger, der er knyttet til den planlagte notering af selskabet i USA og/eller Selskabets efterfølgende status som noteret i USA. The Company's indemnification covers claims and reasonable legal costs aris-ing from the listing of the Company in the United States and/or the Compa-ny's subsequent status as listed in the United States. Selskabets skadesløsholdelse skal ikke omfatte følgende krav: However, the Company's indemnifica-tion shall not cover the following claims: 1) Krav mod en person, der gøres gældende efter dansk ret ved en dansk domstol, medmindre der er tale om krav, der er knyttet til noteringen af Selska-bet i USA og/eller Selskabets efterfølgende status som note-ret i USA, 1) Claims against a person according to Danish law raised before the Danish Courts, except claims aris-ing from the listing of the Company in the United States and/or the Company's subsequent status as listed in the United States, 2) krav mod en person som følge af skader med tilhørende sags-omkostninger, der skyldes kri-2) claims against a person for dam-ages and legal costs related to criminal and/or grossly negligent or willful acts or omissions committed by the person, minelle handlinger og/eller grov uagtsomhed eller forsæt-lige handlinger eller undladel-ser, der er begået af personen, 3) krav mod en person, som skyl-des opnåelse eller forsøg på at opnå en gevinst eller anden type fordel, som personen eller en nærtstående fysisk eller ju-ridisk person til personen ikke er berettiget til at opnå, og/el-ler 3) claims against a person, which is attributable to the gaining or pur-ported gaining of any profit or ad-vantage to which the individual or any related natural or legal person was not legally entitled, and/or 29

4) krav omfattet af forsikrings-dækning. Hvis forsikringssel-skabet nægter at dække krav af andre årsager end dem, der er nævnt oven for under pkt. 1 og 2, vil Selskabets skadesløshol-delse dække sådanne krav un-der forudsætning af, at Selska-bet i sådanne tilfælde er beret-tiget til på ethvert tidspunkt at 4) claims covered by insurance. If the insurance company refuses to pro-vide cover for reasons other than those mentioned in items 1 and 2 above, the Company's indemnifica-tion will cover such claims, pro-vided, however that the Company in such event shall be entitled at any time to represent the insured in respect of the insurance com-pany and shall automatically by subrogation enter into any and all rights under said insurance policy. repræsentere den under hensyntagen ringsselskabet, og forsikrede til forsik-Selskabet skal automatisk overtage samt-lige rettigheder i henhold til for-sikringspolicen. Selskabets skadesløsholdelse pr. krav pr. person er begrænset til maksimalt The indemnification shall be limited to a maximum amount per claim per per-son equivalent to the gross proceeds obtained by the Company in connection with the listing in the United States. det bruttoprovenu, Selskabet opnår forbindelse med noteringen i USA. i Skadesløsholdelsen skal opretholdes i The indemnification shall remain in force for a period of five years after the resignation of the indemnified person from such person's position with the Company, if the claims made within such period are related to such per-son's services to the Company. 5 år efter, at den skadesløsholdte per-son er fratrådt sin stilling hos Selska-bet, hvis de krav, der rejses inden for denne periode, er knyttet til personens tidligere hverv i Selskabet. 15 Incitamentsaflønning Incentive Pay 15.1 Selskabet har udarbejdet overordnede retningslinjer for incitamentsaflønning af bestyrelsen og direktionen. Disse retningslinjer er forelagt og vedtaget af The Company has prepared a set of general guidelines for incentive pay to the board of directors and the execu-tive management. These guidelines 30

Selskabets generalforsamling. Ret-have been presented to and adopted by the Company in general meeting. The guidelines are publicly available on the Company's website. ningslinjerne er offentligt tilgængelige på Selskabets hjemmeside. 16 Tegningsregel Signature Rules 16.1 Selskabet tegnes af bestyrelsens for-The Company shall be bound by the joint signatures of the chairman of the board of directors with the managing director; or the chairman of the board of directors jointly with one member of the board of directors; or one member of the board of managers jointly with two members of the board of directors; or the joint signatures of the managing director and one member of the board of managers; or all members of the board of directors jointly. mand i forening med den administre-rende direktør, eller af bestyrelsens formand i forening med et bestyrelses-medlem, eller af en direktør i forening med to bestyrelsesmedlemmer, eller af den administrerende direktør i forening med en direktør bestyrelse. eller af den samlede 17 Revisor Auditor 17.1 Selskabets årsrapport revideres af en The Company's annual report shall be audited by a state-authorized public accountant. statsautoriseret revisor. 17.2 Revisor vælges af den ordinære gene-ralforsamling for et år ad gangen. The auditor shall be elected by the an-nual general meeting for one year at a time. 18 Årsrapport Annual Report 18.1 Selskabets året. regnskabsår er kalender-The financial year of the Company is the calendar year. 18.2 Selskabets årsrapport udarbejdes og The Company's annual report shall be prepared and submitted in English aflægges udelukkende på engelsk. 31 only. 19 Selskabsmeddelelser Company Announcements 19.1 Selskabets offentliggørelse af informa-tion i henhold til gældende børslovgiv-ning, herunder selskabsmeddelelser, sker udelukkende på engelsk. The Company's disclosure of infor-mation pursuant to applicable securi-ties legislation, including company an-nouncements, shall be in English only. 20 Bilag Schedules 20.1 Bilag 8.1.a: Warrants (2011-1 em-Schedule 8.1.a: Warrants (2011-1 em-ployee incentive program), cf. Article 8.1 of the Articles of Association. ployee incentive program), jf. vedtæg-ternes § 8.1. 20.2 Bilag 8.1.c: Warrants (2012-1 em-ployee incentive program), jf. vedtæg-ternes § 8.1. Schedule 8.1.c: Warrants (2012-1 em-ployee incentive program), cf. Article 8.1 of the Articles of Association. 20.3 Bilag 8.1.f: Warrants (2014-1 em-ployee incentive program), jf. vedtæg-ternes § 8.1. Schedule 8.1.f: Warrants (2014-1 em-ployee incentive program), cf. Article 8.1 of the Articles of Association. 20.4 Bilag 8.1.g: Warrants (2015-1 em-ployee incentive program), jf. vedtæg-ternes § 8.1. Schedule 8.1.g: Warrants (2015-1 em-ployee incentive program), cf. Article 8.1 of the Articles of Association. 20.5 Bilag 8.4: Warrants (2015-2 og 2015-4 employee incentive program), jf. vedtægternes § 8.1. og 8.4. Schedule 8.4.: Warrants (2015-2 and 2015-4 employee incentive program), cf. Article 8.1 and 8.4 of the Articles of Association. 20.6 Bilag 8.4.b: Warrants (2016-1 em-ployee incentive program), jf. vedtæg-ternes § 8.4. Schedule 8.4.b: Warrants (2016-1 em-ployee incentive program), cf. Article 8.4 of the Articles of Association. 20.7 Bilag 8.4.d: Warrants (2016-3 em-Schedule 8.4.d: Warrants (2016-3 em-ployee incentive program), cf. Article 32 ployee incentive program), jf. vedtæg-ternes § 8.4. 8.4 of the Articles of Association. 20.8 Bilag 8.4.e: Warrants (2017-1 em-ployee incentive program), jf. vedtæg-ternes § 8.4. Schedule 8.4.e: Warrants (2017-1 em-ployee incentive program), cf. Article 8.4 of the Articles of Association. 20.9 Bilag 8.4.i: Warrants (2018-1 em-ployee incentive program), jf. vedtæg-ternes § 8.4. Schedule 8.4.i: Warrants (2018-1 em-ployee incentive program), cf. Article 8.4 of the Articles of Association. 20.10 Bilag 8.4.k: Warrants (2018-2 em-ployee incentive program), jf. vedtæg-ternes § 8.4. Schedule 8.4.k: Warrants (2018-2 em-ployee incentive program), cf. Article 8.4 of the Articles of Association. 20.11 Bilag 8.4.l: Warrants (2019-1 em-ployee incentive program), jf. vedtæg-ternes § 8.4. Schedule 8.4.l: Warrants (2019-1 em-ployee incentive program), cf. Article 8.4 of the Articles of Association. 20.12 Bilag 8.4.m: Warrants (2019-2 em-ployee incentive program), jf. vedtæg-ternes § 8.4. Schedule 8.4.m: Warrants (2019-2 employee incentive program), cf. Arti-cle 8.4 of the Articles of Association. 20.13 Bilag 8.4.n: Warrants (2019-3 em-ployee incentive program), jf. vedtæg-ternes § 8.4. Schedule 8.4.n: Warrants (2019-3 em-ployee incentive program), cf. Article 8.4 of the Articles of Association. - 0 - - 0 - Vedtaget på bestyrelsesmøde afholdt den 13. juni 2019. Approved at the Board meeting held on 13 June 2019. 33

BILAG 8.1.A TIL VEDTÆGTER FOR EXHIBIT 8.1.A TO THE ARTICLES OF ASSOCIATION FOR ZEALAND PHARMA A/S ZEALAND PHARMA A/S

INDHOLDSFORTEGNELSE/TABLE OF CONTENTS 1 1 2 2 3 3 4 4 5 5 6 6 FORMÅL....................................................................................................... 3 PURPOSE ..................................................................................................... 3 TILDELING AF WARRANTS ............................................................................... 4 GRANT OF WARRANTS .................................................................................... 4 ALMINDELIG UDNYTTELSE AF WARRANTS .......................................................... 5 ORDINARY EXERCISE OF THE WARRANTS .......................................................... 5 EKSTRAORDINÆR UDNYTTELSE AF WARRANTS ................................................... 6 EXTRAORDINARY EXERCISE OF THE WARRANTS .................................................. 6 PRAKTISK UDNYTTELSE AF WARRANTS ............................................................ 10 PRACTICALITIES IN CONNECTION WITH EXERCISE OF THE WARRANTS ................. 10 TEGNINGSKURS FOR AKTIER VED UDNYTTELSE AF WARRANTS ............................ 11 SUBSCRIPTION PRICE FOR SHARES IN CONNECTION WITH THE EXERCISE OF WARRANTS ................................................................................................ 11 REGULERING AF VILKÅR FOR WARRANTS VED VISSE DEFINEREDE ÆNDRINGER I SELSKABETS KAPITALFORHOLD ..................................................................... 11 ADJUSTMENT OF THE CONDITIONS FOR WARRANTS IN CASE OF CERTAIN DEFINED CHANGES IN THE COMPANY'S CAPITAL STRUCTURE ........................................... 11 OMSÆTTELIGHED ........................................................................................ 18 TRANSFERABILITY ....................................................................................... 18 VILKÅR FOR NYE AKTIER UDSTEDT VED UDNYTTELSE AF WARRANTS .................... 19 CONDITIONS FOR NEW SHARES ISSUED FOLLOWING EXERCISE OF THE WARRANTS ............................................................................................................... 19 KAPITALFORHØJELSE VED UDNYTTELSE AF WARRANTS ...................................... 20 CAPITAL INCREASE IN CONNECTION WITH THE EXERCISE OF THE WARRANTS ....... 20 OMKOSTNINGER I FORBINDELSE MED UDSTEDELSE AF AKTIER ........................... 21 COSTS RELATED TO THE ISSUE OF SHARES ..................................................... 21 OPHØRAFANSÆTTELSESFORHOLDET-WARRANTINDEHAVERE,DERER MEDARBEJDERE .......................................................................................... 21 CEASE OF EMPLOYMENT STATUS - WARRANT HOLDERS WHO ARE EMPLOYEES........ 21 INSIDERHANDEL ......................................................................................... 22 INSIDER TRADING ....................................................................................... 22 SKATTEMÆSSIGE FORHOLD .......................................................................... 23 TAX IMPLICATIONS ...................................................................................... 23 SPROG ...................................................................................................... 24 LANGUAGE ................................................................................................. 24 7 7 8 8 9 9 10 10 11 11 12 12 13 13 14 14 15 15 2

1 Formål 1 Purpose 1.1 På bestyrelsesmødet i Zealand Pharma A/S ("Selskabet") den 10. februar 2011 blev der i overensstemmelse med ved-tægternes punkt 8.1 vedtaget følgende nye bestemmelser vedrørende udstedelse af warrants til visse af Selskabets medar-At the board meeting held in Zealand Pharma A/S (the "Company") on February 2011, the following new provisions were adopted in ac-cordance with Article 8.1 of the Articles of Association concerning the issuing of war-rants to certain employees of the Company (the "Warrant Holder") ("Warrants"). bejdere rants"). ("Warrantindehaver") ("War-Bestyrelsen har besluttet at udstede op til 445.500 Warrants i Selskabet til tegning af op til 445.500 aktier til kr. 1,00 (nomi-nelt kr. 445.500) i henhold til vedtægter-nes punkt 8.1. 23.776 warrants er udnyt-tet den 21. marts 2015, 30.809 warrants er udnyttet den 11. april 2015, 17.981 warrants er udnyttet den 2. juni 2015, 8.265 warrants er udnyttet den 20. juni 2015, 62.008 warrants er udnyttet den 8. september 2015, 36.076 warrants er ud-nyttet den 26. september 2015, 143.078 warrants er udnyttet den 13. november 2015, 61.907 warrants er udnyttet den 4. december 2015, og herefter udestår 61.600 warrants. The Board of Directors has decided to issue up to 445,500 Warrants in the Company for the subscription of up to 445,500 shares of DKK 1.00 (nominally DKK 445,500) accord-ing to Article 8.1 of the Articles of Associa-tion. 23,776 warrants were exercised on 21 March 2015, 30,809 warrants were exercised on 11 April 2015, 17,981 warrants were ex-ercised on 2 June 2015, 8,265 warrants were exercised on 20 June 2015, 62,008 warrants were exercised on 8 September 2015, 36,076 warrants were exercised on 26 Sep-tember 2015, 143,078 warrants were exer-cised on 13 November 2015, 61,907 war-rants were exercised on 4 December 2015, and thus 61,600 warrants are outstanding. 1.2 Aftalen er del af en incitamentsordning, i henhold til hvilken visse af Selskabets medarbejdere tilbydes muligheden for at få tildelt Warrants i Selskabet med hen-blik på at sikre, at Selskabet og Warrant-indehaverne har en fælles interesse, og at alle således gør en indsats for, at Selska-bets værdi udvikler sig bedst muligt. The Agreement is part of an incentive pro-gramme according to which certain employ-ees of the Company are offered an oppor-tunity to receive Warrants in the Company in order to ensure that the Company and the Warrant Holders share common interests and that everyone is working to ensure that the value of the Company develops in the best possible way. 3

1.3 Tildelingen af Warrants er betinget af, at Warrantindehaveren enten er ansat i Sel-skabet i uopsagt stilling på datoen for denne Aftale eller er medlem af Selska-bets bestyrelse It is a condition for the grant of Warrants that the Warrant Holder is either employed with the Company and not under notice at the date of this Agreement or is a member of the Board of Directors of the Company. 1.4 Warrantindehaveren tiltræder automatisk ændringer i Selskabets vedtægter, i det omfang betingelserne for en beslutning om vedtægtsændringer er til stede. Amendments to the Company's Articles of Association shall automatically be accepted by the Warrant Holder to the extent that the conditions for the resolution to amend the Articles of Association exist. 1.5 Tegning af Warrants har fundet sted ved underskrivelse af individuelle warrantaf-taler ("Warrantaftaler"), som indeholder Warrantindehaverens navn og antal til-delte Warrants. The subscription for Warrants has taken place by signing of individual warrant agree-ments ("Warrant Agreement"), which con-tain the names of the Warrant Holder and the number of Warrants granted. 1.6 Warrants berettiger Warrantindehaveren til at tegne aktier på de nedenfor anførte betingelser. The Warrants entitle the Warrant Holder to subscribe the shares on the terms set out below. 2 Tildeling af Warrants 2 Grant of Warrants 2.1 Ligningslovens § 7H skal være gældende i videst muligt omfang. Selskabets revisor skal i sin lovpligtige erklæring anføre, i hvilket omfang betingelserne for anven-delse af § 7H er opfyldte. De øvrige War-rants skal være underlagt bestemmel-serne i ligningslovens § 28. Section 7H of the Danish Tax Assessment Act (in Danish "Ligningsloven") shall apply to the largest extent possible. The Company's au-ditor will in his statutory certification attest to which extent the conditions for the appli-cation of Section 7H are met. The remaining Warrants shall be subject to the provisions of Section 28 of the Danish Tax Assessment Act. 2.2 Tildeling af Warrants sker uden bereg-ning. The Warrants are granted free of charge. 4

2.3 Hver Warrant berettiger Warrantindeha-veren til at tegne 1 aktie à nominelt kr. 1,00 i Selskabet i henhold til de relevante bestemmelser anført i punkt 3 - 5 til den i punkt 6 fastsatte tegningskurs. Each Warrant entitles the Warrant Holder to subscribe for 1 share of nominal value DKK 1.00 in the Company pursuant to the rele-vant conditions as set forth in Clauses 3 - 5 and at the relevant subscription price as de-termined in Clause 6. 2.4 I forbindelse med Selskabets ejerbog skal der føres en fortegnelse over samtlige ud-stedte Warrants. In connection with the Company's register of owners, a register of all issued Warrants shall be kept. 3 Almindelig udnyttelse af Warrants 3 Ordinary Exercise of the Warrants 3.1 Warrants kan udnyttes i perioden fra 10. februar 2014 til og med 10. februar 2016 ("Udnyttelsesperioden") i de i punkt 3.2 anførte udnyttelses-vinduer. Warrants, der ikke er udnyttet på eller før sidste dag af Udnyttelsesperioden, bortfalder auto-matisk uden yderligere varsel og/eller kompensation til Warrantindehaveren. The Warrants may be exercised in the period from 10 February 2014 until (and including) 10 February 2016 ("Exercise Period") within the windows set forth in Clause 3.2. War-rants which have not been exercised on or before the last day of the Exercise Period will automatically lapse and become void without any further notice and/or compensation to the Warrant Holder. 3.2 Inden for Udnyttelsesperioden kan War-rants udnyttes fire gange om året i et 4 ugers udnyttelses-vindue, der begynder på tidspunktet for offentliggørelse af en-ten Selskabets årsregnskab eller periode-regnskab (henholdsvis 3, 6 eller 9 måne-der). Within the Exercise Period, the Warrants may be exercised four times a year during a 4-week window starting from the time of publication of either the Company's annual report or quarterly or semi-annual reports (respectively 3, 6 and 9 months). 3.3 Warrantindehaveren er berettiget til at udnytte alle eller en del af sine Warrants. Warrantindehaveren kan dog ikke udnytte mindre end 25 procent ad gangen af det samlede antal Warrants, der er blevet til-delt Warrantindehaveren i henhold til Af-talen. The Warrant Holder is entitled to exercise all or part of his or her Warrants, however, the Warrant Holder cannot exercise less than 25 per cent of the total number of Warrants granted in accordance with this Agreement at a time. 5

4 Ekstraordinær udnyttelse af Warrants 4 Extraordinary Exercise of the War-rants 4.1 Udover den almindelige udnyttelse af Warrants i henhold til punkt 3 kan Selska-bets bestyrelse efter eget skøn beslutte, at en ekstraordinær udnyttelse af War-rants kan finde sted, herunder i overens-stemmelse med - men ikke begrænset til - bestemmelserne i punkt 4.1.1 - 4.1.6. In addition to the ordinary exercise of War-rants as set out in Clause 3, the Board of Directors of the Company may, in their sole discretion, decide that Warrants may be ex-traordinarily exercised including, but not limited to, in accordance with Clauses 4.1.1 - 4.1.6 4.1.1 Såfremt Selskabets generalforsamling In the event that the Company's general meeting passes a resolution to liquidate the Company, and the Board of Directors (in their sole discretion) decide that Warrants therefore may be exercised, the Company shall notify the Warrant Holder in writing to this effect. Following this notification, the Warrant Holder shall notify the Company in writing within two weeks as from the date of the posting of this notification from the Com-pany whether he/she wishes to exercise the Warrants wholly or partly. If the Warrant Holder does not wish to exercise the War-rants, the Warrants shall automatically be-come void without compensation, following the expiry of the time-limit, provided that the Company is finally liquidated as a result of the notified resolution. Any exercise of the Warrants must be in accordance with Clauses 5 and 6. træffer beslutning om likvidation af Sel-skabet, og bestyrelsen (efter eget skøn) vedtager, at Warrants som følge deraf kan udnyttes, skal Selskabet give War-rantindehaveren skriftlig meddelelse herom. Warrantindehaveren har herefter en frist på to uger fra datoen for afsen-delse af meddelelsen fra Selskabet til skriftligt at meddele Selskabet, om War-rants ønskes udnyttet helt eller delvis. Hvis Warrantindehaveren ikke ønsker at udnytte Warrants, bortfalder disse auto-matisk og uden kompensation efter udlø-bet af fristen, forudsat at Selskabet oplø-ses endeligt som følge af den meddelte beslutning. Udnyttelse af Warrants skal ske i overensstemmelse med punkt 5 og 6. 4.1.2 Såfremt generalforsamlingen træffer be-slutning om at fusionere Selskabet, og fu-sionen medfører, at Selskabet ophører, og bestyrelsen (efter eget skøn) vedta-In the event that the general meeting passes a resolution to merge the Company and such merger results in the Company being discon-tinued, and the Board of Directors (in their 6 ger, at Warrants som følge deraf kan ud-nyttes, skal Selskabet give Warrantinde-haveren skriftlig meddelelse herom. War-rantindehaveren har herefter en frist på to uger fra datoen for afsendelse af med-delelsen fra Selskabet til skriftligt at med-dele Selskabet, om Warrants ønskes ud-nyttet helt eller delvis. Selskabet skal håndtere Warrantindehaverens medde-lelse således, at aktierne er registreret i Warrantindehaverens depot senest fem handelsdage forud for sidste handelsdag for Selskabets aktier. Hvis Warrantinde-haveren ikke ønsker at udnytte Warrants, bortfalder disse automatisk og uden kom-pensation efter udløbet af fristen, forud-sat at Selskabet opløses endeligt som følge af den meddelte beslutning. Udnyt-telse af Warrants skal ske i overensstem-melse med punkt 5 og 6. sole discretion) decide that Warrants there-fore may be exercised, the Company shall notify the Warrant Holder in writing to this effect. Following such notification, the War-rant Holder shall notify the Company in writ-ing within two weeks as from the date of the posting of this notification from the Company whether he/she wishes to exercise the War-rants wholly or partly. The notice must in such case be processed by the Company so that the shares are registered in the Warrant Holder's depot at least five trading days be-fore the last day of trading of the Company's shares. If the Warrant Holder does not wish to exercise the Warrants, the Warrants shall automatically become void without compen-sation, following the expiry of the time-limit, provided that the Company is finally discon-tinued as a result of the notified resolution. Any exercise of the Warrants must be in ac-cordance with Clauses 5 and 6. 4.1.3 I tilfælde af et frivilligt eller pligtmæssigt overtagelsestilbud i henhold til §§ 31 og 32 i lov om værdipapirhandel, og besty-relsen (efter eget skøn) vedtager, at War-rants som følge deraf kan udnyttes, skal In the event that a voluntary or mandatory public offer pursuant to Section 31 and 32 of the Danish Securities Trading Act is made, and the Board of Directors (in their sole dis-cretion) decide that Warrants therefore may be exercised, the Company shall notify the Warrant Holder in writing to this effect. Fol-lowing such notification, the Warrant Holder shall notify the Company in writing within two weeks as from the date of the posting of this notification from the Company whether he/she wishes to exercise the Warrants wholly or partly. If the Warrant Holder does not wish to exercise the Warrants, the War-rants and this Agreement will remain in full effect. Any exercise of the Warrants must be Selskabet give Warrantindehaveren skriftlig meddelelse herom. Warrantinde-haveren har herefter en frist på to uger fra datoen for afsendelse af meddelelsen fra Selskabet til skriftligt at meddele Sel-skabet, om Warrants ønskes udnyttet helt eller delvis. Hvis Warrantindehaveren ikke ønsker at udnytte Warrants, skal Warrants og Aftalen fortsat være fuldt ud gældende. Udnyttelse af Warrants skal ske i overensstemmelse med punkt 5 og 7

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1.2 Tegning af Warrants har fundet sted ved elektronisk underskrivelse af warrantafta-ler ("Warrantaftaler"). The subscription of Warrants took place by electronically signing of warrant agreements (the "Warrant Agreements") 1.3 Warrants berettiger Warrantindehaveren til at tegne aktier på de i bilag 8.1.A til Selskabets vedtægter anførte vilkår, dog The Warrants entitle the Warrant Holder to subscribe for shares on the terms and condi-tions stipulated in exhibit 8.1.A of the Arti-cles of Association of the Company. How-ever, the following amendments to exhibit 8.1.A shall apply: gælder følgende modifikationer 8.1.A: til bilag 2 Tildeling af Warrants 2 Grant of Warrants 2.1 Hver Warrantindehaver har fået tildelt det antal warrants i Selskabet, som er anført i Selskabets meddelelse til Warrantinde-haveren i "Aktionærportalen" på Selska-bets hjemmeside, som vil være tilgænge-lig den 10. februar 2012 ("Warrants") i Each Warrant Holder has been granted such number of warrants in the Company as set out in the message from the Company to the Warrant Holder made available at "Aktionær-portalen" at the website of the Company on 10 February 2012 (the "Warrants") in ac-cordance with the terms set forth in this Agreement and the Company's Articles of As-sociation. overensstemmelse med vilkårene len og Selskabets vedtægter. i Afta-2.2 Tildeling af Warrants sker uden ning. bereg-The Warrants are granted free of charge. 2.3 Hver Warrant berettiger Warrantindeha-veren til at tegne 1 aktie à nominelt kr. 1,00 i Selskabet i henhold til de relevante bestemmelser anført i punkt - 5 til den i punkt 6 fastsatte tegningskurs. Each Warrant entitles the Warrant Holder to subscribe for 1 share of nominal value DKK 1.00 in the Company pursuant to the rele-vant conditions as set forth in Clauses 3 - 5 and at the relevant subscription price as de-termined in Clause 6. 2.4 I forbindelse med Selskabets aktiebog skal der føres en fortegnelse over samt-lige udstedte Warrants. In connection with the Company's register of shareholders, a register of all issued War-rants shall be kept. 4

3 Almindelig udnyttelse af Warrants 3 Ordinary Exercise of the Warrants 3.1 Warrants kan udnyttes i perioden fra 10. februar 2015 til og med 10. februar 2017 ("Udnyttelseseprioden") inden for de ud-nyttelsesvinduer anført i punkt 3.2. War-rants, der ikke er blevet udnyttet på eller inden den sidste dag i Udnyttelsesperio-den, bortfalder automatisk og bliver ugyl-dige uden yderligere varsel og/eller kom-pensation til Warrantindehaveren. The Warrants may be exercised in the period from 10 February 2015 until (and including) 10 February 2017 ("Exercise Period") within the windows set forth in Clause 3.2. War-rants which have not been exercised on or before the last day of the Exercise Period will automatically lapse and become void without any further notice and/or compensation to the Warrant Holder. 3.2 Inden for Udnyttelsesperioden kan War-rants udnyttes fire gange om året i et 4 ugers udnyttelses-vindue, der begynder på tidspunktet for offentliggørelse af en-ten Selskabets årsregnskab eller periode-regnskab (henholdsvis 3, 6 eller 9 måne-der). Within the Exercise Period, the Warrants may be exercised four times a year during a 4-week window starting from the time of publication of either the Company's annual report or quarterly or semi-annual reports (respectively 3, 6 and 9 months). 3.3 Warrantindehaveren er berettiget til at udnytte alle eller en del af sine Warrants. Warrantindehaveren kan dog ikke udnytte mindre end 25 procent ad gangen af det samlede antal Warrants, der er blevet til-delt Warrantindehaveren i henhold til Af-talen. The Warrant Holder is entitled to exercise all or part of his or her Warrants, however, the Warrant Holder cannot exercise less than 25 per cent of the total number of Warrants granted in accordance with this Agreement at a time. 4 Ekstraordinær udnyttelse af Warrants 4 Extraordinary Exercise of the War-rants 4.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 5 Praktisk udnyttelse af Warrants 5 Practicalities in connection with Exercise of the Warrants 5.1 Såfremt Warrantindehaveren ønsker at In the event that the Warrant Holder wishes to exercise Warrants, the Warrant Holder shall electronically give notice to the Com-pany by using the IT system available on udnytte en Warrant, skal Warrantindeha-veren underrette Selskabet elektronisk herom ved hjælp af det IT-system, der er 5 tilgængelig i "Aktionærportalen" på Sel-skabets hjemmeside. Selskabet har ret til at ændre i de praktiske forhold omkring udnyttelse af Warrants, og Warrantinde-haveren vil blive underrettet skriftligt, hvis Selskabet beslutter dette. "Aktionærportalen" on the Company's web-site. The Company is entitled to change the practicalities in connection with exercise of the Warrants and if so decided by the Com-pany. The Warrant Holder will be notified in writing by the Company. 5.2 Samtidig med at give meddelelse om ud-nyttelse af Warrants skal Warrantindeha-veren indbetale et kontantbeløb til Sel-skabet svarende til det relevante teg-ningsbeløb fastsat i henhold til punkt 6. At the same time as giving notice of the ex-ercise of the Warrants, the Warrant Holder shall pay in cash to the Company an amount equal to the relevant subscription amount fixed under the terms of Clause 6. 6 Tegningskurs for aktier ved udnyt-telse af Warrants 6 Subscription Price for Shares in connection with the Exercise of Warrants 6.1 Hver Warrant giver Warrantindehaveren ret til at tegne 1 aktie à nominelt kr. 1,00 i Selskabet til en tegningspris på kr. 77,00 ("Tegningskursen"). Each Warrant entitles the Warrant Holder to subscribe for 1 share in the Company of a nominal value of DKK 1.00 at a subscription price of DKK 77.00 (the "Subscription Price"). 6.2 Tegningskursen kan reguleres som anført i Aftalen. The Subscription Price may be regulated as set out in this Agreement. 7 Regulering af vilkår for Warrants ved visse definerede ændringer i Selska-bets kapitalforhold 7 Adjustment of the Conditions for Warrants in case of certain defined Changes in the Company's Capital Structure 7.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 8 Omsættelighed 8 Transferability 8.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 6

9 Vilkår for nye aktier udstedt ved ud-nyttelse af Warrants 9 Conditions for New Shares issued following Exercise of the Warrants 9.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 10 Kapitalforhøjelse ved udnyttelse Warrants af 10 Capital Increase in connection with the Exercise of the Warrants 10.1 Såfremt Warrantindehaveren giver retti-dig meddelelse om udnyttelse af War-In the event that the Warrant Holder gives notification on time of the exercise of the Warrants, the Company shall carry out the relating increase of capital. rants, skal Selskabet gennemføre dertil hørende kapitalforhøjelse. den 10.2 Størstebeløbet af den kapital, der kan The maximum increase of capital that may be subscribed on basis of Warrants is nomi-nally DKK 240,250 (up to 240,250 shares at DKK 1.00 each) and the minimum amount is DKK 1.00 (1 share at DKK 1.00) The maxi-mum amount may be increased or reduced in accordance with the provisions on adjust-ment set forth in Clause 7. tegnes på grundlag af Warrants er nomi-nelt kr. 240.250 (op til 240.250 aktier à kr. 1,00) og mindstebeløbet er kr. 1,00 (1 aktie à kr. 1,00) Størstebeløbet kan for-øges eller reduceres i henhold til bestem-melserne om regulering i punkt 7. 11 Omkostninger i forbindelse med stedelse af aktier ud-11 Costs related to the Issue of Shares 11.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes) 12 Ophør af ansættelsesforholdet - War-rantindehavere, der er medarbejdere 12 Cease of Employment Status - War-rant Holders who are Employees 12.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 13 Insiderhandel 13 Insider Trading 13.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 14 Skattemæssige forhold 14 Tax Implications 14.1 Warrants skal være underlagt melserne i ligningslovens § 28. bestem-Warrants shall be subject to the provisions of Section 28 of the Danish Tax Assessment 7

Act. 14.2 Samtlige skattemæssige forpligtelser og konsekvenser for Warrantindehaverne som følge af Warrantaftalerne, de ud-stedte Warrants eller de erhvervede ak-tier gennem udnyttelse af disse Warrants er alene Warrantindehavernes ansvar og er Selskabet uvedkommende. All tax obligations and consequences to the Warrant Holder resulting from this Agree-ment, the Warrants issued or the shares ac-quired by the exercise of such Warrants, are the sole responsibility of the Warrant Holder and of no concern to the Company. 14.3 Warrantindehaverne er kraftigt opfordret til at søge skattemæssig rådgivning i for-bindelse med indgåelsen af Warrantafta-lerne. The Warrant Holder is strongly encouraged to seek tax advice in connection with enter-ing into this Agreement. 15 Sprog 15 Language 15.1 Se bilag 8.1.A (ingen ændringer) See exhibit 8.1.A (no changes). 70066590\3563662v2 * 8

BILAG 8.1.F TIL VEDTÆGTER FOR EXHIBIT 8.1.F TO THE ARTICLES OF ASSOCIATION FOR ZEALAND PHARMA A/S ZEALAND PHARMA A/S

INDHOLDSFORTEGNELSE/TABLE OF CONTENTS 1 1 2 2 3 3 4 4 5 5 6 6 FORMÅL....................................................................................................... 3 PURPOSE ..................................................................................................... 3 TILDELING AF WARRANTS ............................................................................... 3 GRANT OF WARRANTS .................................................................................... 3 ALMINDELIG UDNYTTELSE AF WARRANTS .......................................................... 4 ORDINARY EXERCISE OF THE WARRANTS .......................................................... 4 EKSTRAORDINÆR UDNYTTELSE AF WARRANTS ................................................... 5 EXTRAORDINARY EXERCISE OF THE WARRANTS .................................................. 5 PRAKTISK UDNYTTELSE AF WARRANTS .............................................................. 5 PRACTICALITIES IN CONNECTION WITH EXERCISE OF THE WARRANTS ................... 5 TEGNINGSKURS FOR AKTIER VED UDNYTTELSE AF WARRANTS .............................. 5 SUBSCRIPTION PRICE FOR SHARES IN CONNECTION WITH THE EXERCISE OF WARRANTS .................................................................................................. 5 REGULERING AF VILKÅR FOR WARRANTS VED VISSE DEFINEREDE ÆNDRINGER I SELSKABETS KAPITALFORHOLD ....................................................................... 5 ADJUSTMENT OF THE CONDITIONS FOR WARRANTS IN CASE OF CERTAIN DEFINED CHANGES IN THE COMPANY'S CAPITAL STRUCTURE ............................................. 5 OMSÆTTELIGHED .......................................................................................... 6 TRANSFERABILITY ......................................................................................... 6 VILKÅR FOR NYE AKTIER UDSTEDT VED UDNYTTELSE AF WARRANTS ...................... 6 CONDITIONS FOR NEW SHARES ISSUED FOLLOWING EXERCISE OF THE WARRANTS .................................................................................................. 6 KAPITALFORHØJELSE VED UDNYTTELSE AF WARRANTS ........................................ 6 CAPITAL INCREASE IN CONNECTION WITH THE EXERCISE OF THE WARRANTS ......... 6 OMKOSTNINGER I FORBINDELSE MED UDSTEDELSE AF AKTIER ............................. 6 COSTS RELATED TO THE ISSUE OF SHARES ....................................................... 6 OPHØRAFANSÆTTELSESFORHOLDET-WARRANTINDEHAVERE,DERER MEDARBEJDERE ............................................................................................ 6 CEASE OF EMPLOYMENT STATUS - WARRANT HOLDERS WHO ARE EMPLOYEES.......... 6 INSIDERHANDEL ........................................................................................... 7 INSIDER TRADING ......................................................................................... 7 SKATTEMÆSSIGE FORHOLD ............................................................................ 7 TAX IMPLICATIONS ........................................................................................ 7 SPROG ........................................................................................................ 7 LANGUAGE ................................................................................................... 7 7 7 8 8 9 9 10 10 11 11 12 12 13 13 14 14 15 15 2

1 Formål 1 Purpose 1.1 På bestyrelsesmødet i Zealand Pharma A/S ("Selskabet") den 1. april 2014 blev der i overensstemmelse med vedtægter-nes punkt 8.1 vedtaget følgende nye be-stemmelser vedrørende udstedelse af warrants til visse af Selskabets medarbej-dere ("Warrantindehaver") ("Warrants"). At the board meeting held in Zealand Pharma A/S (the "Company") on 1 April 2014, the following new provisions were adopted in accordance with Article 8.1 of the Articles of Association concerning the issuing of warrants to certain employees of the Company (the "Warrant Holder") ("War-rants"). Bestyrelsen har besluttet at udstede op til 100.000 warrants i Selskabet til teg-ning af op til 100.000 aktier til kr. 1,00 (nominelt kr. 100.000) i henhold til ved-tægternes punkt 8.1. 28.000 warrants er udnyttet den 14. december 2018 og The Board of Directors has decided to issue up to 100,000 Warrants in the Company for the subscription of up to 100,000 shares of DKK 1.00 (nominally DKK 100,000) accord-ing to Article 8.1 of the Articles of Associa-tion. 28,000 warrants were exercised on 14 December 2018 and 72,000 warrants were exercised on 15 March 2019, and. thus all warrants were exercised. 72.000 warrants er udnyttet marts 2019, og hermed er alle udnyttet. den 15. warrants 1.2 Tegning af Warrants har fundet sted ved elektronisk underskrivelse af warrantaf-tale ("Warrantaftale"). The subscription of Warrants took place by electronically signing of warrant agreement (the "Warrant Agreement") 1.3 Warrants berettiger Warrantindehaveren til at tegne aktier på de i bilag 8.1.A som modificeret ved bilag 8.1.C til Selskabets vedtægter anførte vilkår, således gæl-der endvidere følgende modifikationer til The Warrants entitle the Warrant Holder to subscribe for shares on the terms and con-ditions stipulated in exhibit 8.1.A, as amended by exhibit 8.1.C of the Articles of Association of the Company. Furthermore, the following amendments to exhibit 8.1.A, as amended by exhibit 8.1.C shall apply: bilag 8.1.A som modificeret 8.1.C: ved bilag 2 Tildeling af Warrants 2 Grant of Warrants 2.1 Hver Warrantindehaver har fået tildelt Each Warrant Holder has been granted such number of warrants in the Company as set out in the message from the Company to det antal warrants i Selskabet, som er anført i Selskabets meddelelse til War-3 rantindehaveren i "Aktionærportalen" på Selskabets hjemmeside, som vil være tilgængelig den 1. april 2014 ("War-rants") i overensstemmelse med vilkåre-ne i Aftalen og Selskabets vedtægter. the Warrant Holder made available at "Ak-tionærportalen" at the website of the Com-pany on 1 accordance Agreement Association. April 2014 (the "Warrants") in with the terms set forth in this and the Company's Articles of 2.2 Tildeling af Warrants sker uden bereg-ning. The Warrants are granted free of charge. 2.3 Hver Warrant berettiger Warrantindeha-veren til at tegne 1 aktie à nominelt kr. 1,00 i Selskabet i henhold til de relevan-te bestemmelser anført i punkt - 5 til den i punkt 6 fastsatte tegningskurs. Each Warrant entitles the Warrant Holder to subscribe for 1 share of nominal value DKK 1.00 in the Company pursuant to the rele-vant conditions as set forth in Clauses 3 - 5 and at the relevant subscription price as determined in Clause 6. 2.4 I forbindelse med Selskabets aktiebog skal der føres en fortegnelse over samt-lige udstedte Warrants. In connection with the Company's register of shareholders, a register of all issued Warrants shall be kept. 3 Almindelig udnyttelse af Warrants 3 Ordinary Exercise of the Warrants 3.1 Warrants kan udnyttes i perioden fra 1. The Warrants may be exercised in the peri-od from 1 April 2017 until (and including) 1 April 2019 ("Exercise Period") within the windows set forth in Clause 3.2. Warrants which have not been exercised on or before the last day of the Exercise Period will au-tomatically lapse and become void without any further notice and/or compensation to the Warrant Holder. april 2017 til og med 1. april 2019 ("Ud-nyttelsesperioden") inden for de udnyt-telsesvinduer anført i punkt 3.2. War-rants, der ikke er blevet udnyttet på el-ler inden den sidste dag i Udnyttelsespe-rioden, bortfalder automatisk og bliver ugyldige uden yderligere varsel og/eller kompensation til Warrantindehaveren. 3.2 Inden for Udnyttelsesperioden kan War-rants udnyttes fire gange om året i et 4 ugers udnyttelses-vindue, der begynder på tidspunktet for offentliggørelse af en-ten Selskabets årsregnskab eller perio-Within the Exercise Period, the Warrants may be exercised four times a year during a 4-week window starting from the time of publication of either the Company's annual report or quarterly or semi-annual reports 4 deregnskab (henholdsvis 3, 6 eller 9 måneder). (respectively 3, 6 and 9 months). 3.3 Warrantindehaveren er berettiget til at udnytte alle eller en del af sine War-rants. Warrantindehaveren kan dog ikke udnytte mindre end 25 procent ad gan-gen af det samlede antal Warrants, der er blevet tildelt Warrantindehaveren i henhold til Aftalen. The Warrant Holder is entitled to exercise all or part of his or her Warrants, however, the Warrant Holder cannot exercise less than 25 per cent of the total number of Warrants granted in accordance with this Agreement at a time. 4 Ekstraordinær udnyttelse af rants War-4 Extraordinary Warrants Exercise of the 4.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 5 Praktisk udnyttelse af Warrants 5 Practicalities in connection with Exercise of the Warrants 5.1 Se bilag 8.1.C (ingen ændringer). See exhibit 8.1.C (no changes). 6 Tegningskurs for aktier ved udnyt-telse af Warrants 6 Subscription Price for Shares in connection with the Exercise of Warrants 6.1 Hver Warrant giver Warrantindehaveren ret til at tegne 1 aktie à nominelt kr. 1,00 i Selskabet til en tegningspris på kr. 75,90 ("Tegningskursen"). Each Warrant entitles the Warrant Holder to subscribe for 1 share in the Company of a nominal value of DKK 1.00 at a subscription price of DKK 75.90 (the "Subscription Price"). 6.2 Tegningskursen kan reguleres ført i Aftalen. som an-The Subscription Price may be regulated as set out in this Agreement. 7 Regulering af vilkår for Warrants ved visse definerede ændringer i Selska-bets kapitalforhold 7 Adjustment of the Conditions for Warrants in case of certain de-fined Changes in the Company's 5

Capital Structure 7.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 8 Omsættelighed 8 Transferability 8.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 9 Vilkår for nye aktier udstedt ved ud-nyttelse af Warrants 9 Conditions for New Shares issued following Exercise of the Warrants 9.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 10 Kapitalforhøjelse ved udnyttelse Warrants af 10 Capital Increase in connection with the Exercise of the Warrants 10.1 Såfremt Warrantindehaveren giver retti-dig meddelelse om udnyttelse af War-In the event that the Warrant Holder gives notification on time of the exercise of the Warrants, the Company shall carry out the relating increase of capital. rants, skal Selskabet gennemføre dertil hørende kapitalforhøjelse. den 10.2 Størstebeløbet af den kapital, der kan The maximum increase of capital that may be subscribed on basis of Warrants is nomi-nally DKK 100,000 (up to 100,000 shares at DKK 1.00 each) and the minimum amount is DKK 1.00 (1 share at DKK 1.00) The maximum amount may be increased or re-duced in accordance with the provisions on adjustment set forth in Clause 7. tegnes på grundlag af Warrants er nomi-nelt kr. 100.000 (op til 100.000 aktier à kr. 1,00) og mindstebeløbet er kr. 1,00 (1 aktie à kr. 1,00) Størstebeløbet kan forøges eller reduceres i henhold til be-stemmelserne om regulering i punkt 7. 11 Omkostninger i forbindelse med stedelse af aktier ud-11 Costs related to the Issue of Shares 11.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes) 12 Ophør af ansættelsesforholdet - 12 Cease of Employment Status - Warrant Holders who are Employ-Warrantindehavere, der er medar-6 bejdere ees 12.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 13 Insiderhandel 13 Insider Trading 13.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 14 Skattemæssige forhold 14 Tax Implications 14.1 Warrants skal være underlagt melserne i ligningslovens § 28. bestem-Warrants shall be subject to the provisions of Section 28 of the Danish Tax Assessment Act. 14.2 Samtlige skattemæssige forpligtelser og konsekvenser for Warrantindehaveren-som følge af Warrantaftalen, de udstedte Warrants eller de erhvervede aktier gen-nem udnyttelse af disse Warrants er ale-ne Warrantindehaverens ansvar og er Selskabet uvedkommende. All tax obligations and consequences to the Warrant Holder resulting from this Agree-ment, the Warrants issued or the shares acquired by the exercise of such Warrants, are the sole responsibility of the Warrant Holder and of no concern to the Company. 14.3 Warrantindehaveren er kraftigt opfordret til at søge skattemæssig rådgivning i forbindelse med indgåelsen af Warrant-aftalen. The Warrant Holder is strongly encouraged to seek tax advice in connection with enter-ing into this Agreement. 15 Sprog 15 Language 15.1 Se bilag 8.1.A (ingen ændringer) See exhibit 8.1.A (no changes). 70076035\5231256v5 * 13 June 2019 7

BILAG 8.1.G TIL VEDTÆGTER FOR EXHIBIT 8.1.G TO THE ARTICLES OF ASSOCIATION FOR ZEALAND PHARMA A/S ZEALAND PHARMA A/S

INDHOLDSFORTEGNELSE/TABLE OF CONTENTS 1 1 2 2 3 3 4 4 5 5 6 6 FORMÅL....................................................................................................... 3 PURPOSE ..................................................................................................... 3 TILDELING AF WARRANTS ............................................................................... 3 GRANT OF WARRANTS .................................................................................... 3 ALMINDELIG UDNYTTELSE AF WARRANTS .......................................................... 4 ORDINARY EXERCISE OF THE WARRANTS .......................................................... 4 EKSTRAORDINÆR UDNYTTELSE AF WARRANTS ................................................... 5 EXTRAORDINARY EXERCISE OF THE WARRANTS .................................................. 5 PRAKTISK UDNYTTELSE AF WARRANTS .............................................................. 5 PRACTICALITIES IN CONNECTION WITH EXERCISE OF THE WARRANTS ................... 5 TEGNINGSKURS FOR AKTIER VED UDNYTTELSE AF WARRANTS .............................. 5 SUBSCRIPTION PRICE FOR SHARES IN CONNECTION WITH THE EXERCISE OF WARRANTS .................................................................................................. 5 ADJUSTMENT OF THE CONDITIONS FOR WARRANTS IN CASE OF CERTAIN DEFINED CHANGES IN THE COMPANY'S CAPITAL STRUCTURE ............................................. 6 OMSÆTTELIGHED .......................................................................................... 6 TRANSFERABILITY ......................................................................................... 6 VILKÅR FOR NYE AKTIER UDSTEDT VED UDNYTTELSE AF WARRANTS ...................... 6 CONDITIONS FOR NEW SHARES ISSUED FOLLOWING EXERCISE OF THE WARRANTS ................................................................................................................. 6 KAPITALFORHØJELSE VED UDNYTTELSE AF WARRANTS ........................................ 6 CAPITAL INCREASE IN CONNECTION WITH THE EXERCISE OF THE WARRANTS ......... 6 OMKOSTNINGER I FORBINDELSE MED UDSTEDELSE AF AKTIER ............................. 6 COSTS RELATED TO THE ISSUE OF SHARES ....................................................... 6 OPHØRAFANSÆTTELSESFORHOLDET-WARRANTINDEHAVERE,DERER MEDARBEJDERE ............................................................................................ 7 CEASE OF EMPLOYMENT STATUS - WARRANT HOLDERS WHO ARE EMPLOYEES.......... 7 INSIDERHANDEL ........................................................................................... 7 INSIDER TRADING ......................................................................................... 7 SKATTEMÆSSIGE FORHOLD ............................................................................ 7 TAX IMPLICATIONS ........................................................................................ 7 SPROG ........................................................................................................ 7 LANGUAGE ................................................................................................... 7 7 8 8 9 9 10 10 11 11 12 12 13 13 14 14 15 15 2

1 Formål 1 Purpose 1.1 På bestyrelsesmødet i Zealand Pharma A/S ("Selskabet") den 25. marts 2015 blev der i overensstemmelse med ved-tægternes punkt 8.1 vedtaget følgende nye bestemmelser vedrørende udstedelse af warrants til visse af Selskabets medar-At the board meeting held in Zealand Pharma A/S (the "Company") on 25 March 2015, the following new provisions were adopted in ac-cordance with Article 8.1 of the Articles of Association concerning the issuing of war-rants to certain employees of the Company (the "Warrant Holder") ("Warrants"). bejdere rants"). ("Warrantindehaver") ("War-1.2 Bestyrelsen har besluttet at udstede op til 100.000 warrants i Selskabet til tegning af op til 100.000 aktier til kr. 1,00 (nomi-nelt kr. 100.000) i henhold til vedtægter-nes punkt 8.1. The Board of Directors has decided to issue up to 100,000 Warrants in the Company for the subscription of up to 100,000 shares of DKK 1.00 (nominally DKK 100,000) accord-ing to Article 8.1 of the Articles of Associa-tion. 1.3 Tegning af Warrants har fundet sted ved elektronisk underskrivelse af warrantaf-tale ("Warrantaftale"). The subscription of Warrants took place by electronically signing of warrant agreement (the "Warrant Agreement") 1.4 Warrants berettiger Warrantindehaveren til at tegne aktier på de i bilag 8.1.A som modificeret ved bilag 8.1.C til Selskabets vedtægter anførte vilkår, således gælder endvidere følgende modifikationer til bi-lag 8.1.A som modificeret ved bilag 8.1.C: The Warrants entitle the Warrant Holder to subscribe for shares on the terms and condi-tions stipulated in exhibit 8.1.A, as amended by exhibit 8.1.C of the Articles of Association of the Company. Furthermore, the following amendments to exhibit 8.1.A, as amended by exhibit 8.1.C shall apply: 2 Tildeling af Warrants 2 Grant of Warrants 2.1 Hver Warrantindehaver har fået tildelt det antal warrants i Selskabet, som er anført i Selskabets meddelelse til Warrantinde-haveren i "Aktionærportalen" på Selska-bets hjemmeside, som vil være tilgænge-lig den 25. marts 2015 ("Warrants") i Each Warrant Holder has been granted such number of warrants in the Company as set out in the message from the Company to the Warrant Holder made available at "Aktionær-portalen" at the website of the Company on 3 overensstemmelse med vilkårene len og Selskabets vedtægter. i Afta-25 March 2015 (the "Warrants") in accord-ance with the terms set forth in this Agree-ment and the Company's Articles of Associa-tion. 2.2 Tildeling af Warrants sker uden ning. bereg-The Warrants are granted free of charge. 2.3 Hver Warrant berettiger Warrantindeha-veren til at tegne 1 aktie à nominelt kr. 1,00 i Selskabet i henhold til de relevante bestemmelser anført i punkt - 5 til den i punkt 6 fastsatte tegningskurs. Each Warrant entitles the Warrant Holder to subscribe for 1 share of nominal value DKK 1.00 in the Company pursuant to the rele-vant conditions as set forth in Clauses 3 - 5 and at the relevant subscription price as de-termined in Clause 6. 2.4 I forbindelse med Selskabets aktiebog skal der føres en fortegnelse over samt-lige udstedte Warrants. In connection with the Company's register of shareholders, a register of all issued War-rants shall be kept. 3 Almindelig udnyttelse af Warrants 3 Ordinary Exercise of the Warrants 3.1 Warrants kan udnyttes i perioden fra 25. marts 2018 til og med 25. marts 2020 ("Udnyttelsesperioden") inden for de ud-nyttelsesvinduer anført i punkt 3.2. War-rants, der ikke er blevet udnyttet på eller inden den sidste dag i Udnyttelsesperio-den, bortfalder automatisk og bliver ugyl-dige uden yderligere varsel og/eller kom-pensation til Warrantindehaveren. The Warrants may be exercised in the period from 25 March 2018 until (and including) 25 March 2020 ("Exercise Period") within the windows set forth in Clause 3.2. Warrants which have not been exercised on or before the last day of the Exercise Period will auto-matically lapse and become void without any further notice and/or compensation to the Warrant Holder. 3.2 Inden for Udnyttelsesperioden kan War-rants udnyttes fire gange om året i et 4 ugers udnyttelses-vindue, der begynder på tidspunktet for offentliggørelse af en-ten Selskabets årsregnskab eller periode-regnskab (henholdsvis 3, 6 eller 9 måne-der). Within the Exercise Period, the Warrants may be exercised four times a year during a 4-week window starting from the time of publication of either the Company's annual report or quarterly or semi-annual reports (respectively 3, 6 and 9 months). 4

3.3 Warrantindehaveren er berettiget til at udnytte alle eller en del af sine Warrants. Warrantindehaveren kan dog ikke udnytte mindre end 25 procent ad gangen af det samlede antal Warrants, der er blevet til-delt Warrantindehaveren i henhold til Af-talen. The Warrant Holder is entitled to exercise all or part of his or her Warrants, however, the Warrant Holder cannot exercise less than 25 per cent of the total number of Warrants granted in accordance with this Agreement at a time. 4 Ekstraordinær udnyttelse af Warrants 4 Extraordinary Exercise of the War-rants 4.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 5 Praktisk udnyttelse af Warrants 5 Practicalities in connection with Exercise of the Warrants 5.1 Se bilag 8.1.C (ingen ændringer). See exhibit 8.1.C (no changes). 6 Tegningskurs for aktier ved udnyt-telse af Warrants 6 Subscription Price for Shares in connection with the Exercise of Warrants 6.1 Hver Warrant giver Warrantindehaveren ret til at tegne 1 aktie à nominelt kr. 1,00 i Selskabet til en tegningspris på kr. 127,05 ("Tegningskursen"). Each Warrant entitles the Warrant Holder to subscribe for 1 share in the Company of a nominal value of DKK 1.00 at a subscription price of DKK 127,05 (the "Subscription Price"). 6.2 Tegningskursen kan reguleres som anført i Aftalen. The Subscription Price may be regulated as set out in this Agreement. 5

7 Regulering af vilkår for Warrants ved visse definerede ændringer i Selska-bets kapitalforhold 7 Adjustment of the Conditions for Warrants in case of certain defined Changes in the Company's Capital Structure 7.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 8 Omsættelighed 8 Transferability 8.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 9 Vilkår for nye aktier udstedt ved ud-nyttelse af Warrants 9 Conditions for New Shares issued following Exercise of the Warrants 9.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 10 Kapitalforhøjelse ved udnyttelse Warrants af 10 Capital Increase in connection with the Exercise of the Warrants 10.1 Såfremt Warrantindehaveren giver retti-dig meddelelse om udnyttelse af War-In the event that the Warrant Holder gives notification on time of the exercise of the Warrants, the Company shall carry out the relating increase of capital. rants, skal Selskabet gennemføre dertil hørende kapitalforhøjelse. den 10.2 Størstebeløbet af den kapital, der kan The maximum increase of capital that may be subscribed on basis of Warrants is nomi-nally DKK 100,000 (up to 100,000 shares at DKK 1.00 each) and the minimum amount is DKK 1.00 (1 share at DKK 1.00) The maxi-mum amount may be increased or reduced in accordance with the provisions on adjust-ment set forth in Clause 7. tegnes på grundlag af Warrants er nomi-nelt kr. 100.000 (op til 100.000 aktier à kr. 1,00) og mindstebeløbet er kr. 1,00 (1 aktie à kr. 1,00) Størstebeløbet kan for-øges eller reduceres i henhold til bestem-melserne om regulering i punkt 7. 11 Omkostninger i forbindelse med stedelse af aktier ud-11 Costs related to the Issue of Shares 6

11.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes) 12 Ophør af ansættelsesforholdet - War-rantindehavere, der er medarbejdere 12 Cease of Employment Status - War-rant Holders who are Employees 12.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 13 Insiderhandel 13 Insider Trading 13.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 14 Skattemæssige forhold 14 Tax Implications 14.1 Warrants skal være underlagt melserne i ligningslovens § 28. bestem-Warrants shall be subject to the provisions of Section 28 of the Danish Tax Assessment Act. 14.2 Samtlige skattemæssige forpligtelser og konsekvenser for Warrantindehaveren-som følge af Warrantaftalen, de udstedte Warrants eller de erhvervede aktier gen-nem udnyttelse af disse Warrants er alene Warrantindehaverens ansvar og er Sel-skabet uvedkommende. All tax obligations and consequences to the Warrant Holder resulting from this Agree-ment, the Warrants issued or the shares ac-quired by the exercise of such Warrants, are the sole responsibility of the Warrant Holder and of no concern to the Company. 14.3 Warrantindehaveren er kraftigt opfordret til at søge skattemæssig rådgivning i for-bindelse med indgåelsen af Warrantafta-len. The Warrant Holder is strongly encouraged to seek tax advice in connection with enter-ing into this Agreement. 15 Sprog 15 Language 15.1 Se bilag 8.1.A (ingen ændringer) See exhibit 8.1.A (no changes). * 13 June 2019 7

BILAG 8.4 TIL VEDTÆGTER FOR EXHIBIT 8.4 TO THE ARTICLES OF ASSOCIATION FOR ZEALAND PHARMA A/S ZEALAND PHARMA A/S

INDHOLDSFORTEGNELSE/TABLE OF CONTENTS 1 1 2 2 3 3 4 4 5 5 6 6 FORMÅL....................................................................................................... 3 PURPOSE ..................................................................................................... 3 TILDELING AF WARRANTS ............................................................................... 4 GRANT OF WARRANTS .................................................................................... 4 ALMINDELIG UDNYTTELSE AF WARRANTS .......................................................... 4 ORDINARY EXERCISE OF THE WARRANTS .......................................................... 4 EKSTRAORDINÆR UDNYTTELSE AF WARRANTS ................................................... 5 EXTRAORDINARY EXERCISE OF THE WARRANTS .................................................. 5 PRAKTISK UDNYTTELSE AF WARRANTS .............................................................. 5 PRACTICALITIES IN CONNECTION WITH EXERCISE OF THE WARRANTS ................... 5 TEGNINGSKURS FOR AKTIER VED UDNYTTELSE AF WARRANTS .............................. 5 SUBSCRIPTION PRICE FOR SHARES IN CONNECTION WITH THE EXERCISE OF WARRANTS .................................................................................................. 5 REGULERING AF VILKÅR FOR WARRANTS VED VISSE DEFINEREDE ÆNDRINGER I SELSKABETS KAPITALFORHOLD ....................................................................... 7 ADJUSTMENT OF THE CONDITIONS FOR WARRANTS IN CASE OF CERTAIN DEFINED CHANGES IN THE COMPANY'S CAPITAL STRUCTURE ............................................. 7 OMSÆTTELIGHED .......................................................................................... 7 TRANSFERABILITY ......................................................................................... 7 VILKÅR FOR NYE AKTIER UDSTEDT VED UDNYTTELSE AF WARRANTS ...................... 7 CONDITIONS FOR NEW SHARES ISSUED FOLLOWING EXERCISE OF THE WARRANTS ................................................................................................................. 7 KAPITALFORHØJELSE VED UDNYTTELSE AF WARRANTS ........................................ 7 CAPITAL INCREASE IN CONNECTION WITH THE EXERCISE OF THE WARRANTS ......... 7 OMKOSTNINGER I FORBINDELSE MED UDSTEDELSE AF AKTIER ............................. 8 COSTS RELATED TO THE ISSUE OF SHARES ....................................................... 8 OPHØRAFANSÆTTELSESFORHOLDET-WARRANTINDEHAVERE,DERER MEDARBEJDERE ............................................................................................ 8 CEASE OF EMPLOYMENT STATUS - WARRANT HOLDERS WHO ARE EMPLOYEES.......... 8 INSIDERHANDEL ........................................................................................... 8 INSIDER TRADING ......................................................................................... 8 SKATTEMÆSSIGE FORHOLD ............................................................................ 8 TAX IMPLICATIONS ........................................................................................ 8 SPROG ........................................................................................................ 9 LANGUAGE ................................................................................................... 9 7 7 8 8 9 9 10 10 11 11 12 12 13 13 14 14 15 15 2

1 Formål 1 Purpose 1.1 På bestyrelsesmødet i Zealand Pharma A/S ("Selskabet") den 5. maj 2015 blev der i overensstemmelse med vedtægter-nes punkt 8.1 og 8.4 vedtaget følgende nye bestemmelser vedrørende udstedelse af warrants til visse af Selskabets medar-At the board meeting held in Zealand Pharma A/S (the "Company") on 5 May2015, the fol-lowing new provisions were adopted in ac-cordance with Articles 8.1 and 8.4 of the Ar-ticles of Association concerning the issuing of warrants to certain employees of the Com-pany (the "Warrant Holder") ("Warrants"). bejdere rants"). ("Warrantindehaver") ("War-Bestyrelsen har besluttet at udstede op til 412.609 warrants i Selskabet til tegning af op til 412.609 aktier til kr. 1,00 (nomi-The Board of Directors has decided to issue up to 412,609 Warrants in the Company for the subscription of up to 412,609 shares of DKK 1.00 (nominally DKK 412,609) accord-ing to Articles 8.1 and 8.4 of the Articles of Association. 16,500 warrants issued under this program has lapsed per 14 December 2018. 7,500 warrants were exercised on 14 September 2018, and 18,250 warrants were exercised on 5 April 2019, and 45,539 war-rants were exercised on 28 May 2019. As a result of exercise/lapse of warrants, the number of warrants available for exercise has been reduced to 324,820 warrants. nelt kr. 412.609) i til vedtægternes punkt 8.1 og 8.4. 16.500 warrants ud-stedt under dette program er pr. 14. de-cember 2018 bortfaldet. 7.500 warrants er udnyttet den 14. september 2018, og 18.250 warrants er udnyttet den 5. april 2019, 45.539 warrants er udnyttet den 28. maj 2019. Som følge af dels udnyt-telse dels bortfald af warrants, er det ude-stående antal warrants, der kan udnyttes, reduceret til 324.820 warrants. 1.2 Tegning af Warrants har fundet sted ved elektronisk underskrivelse af warrantaf-tale ("Warrantaftale"). The subscription of Warrants took place by electronically signing of warrant agreement (the "Warrant Agreement") 1.3 Warrants berettiger Warrantindehaveren til at tegne aktier på de i bilag 8.1.A, som modificeret ved bilag 8.1.C, til Selskabets vedtægter anførte vilkår, således gælder endvidere følgende modifikationer til bi-lag 8.1.A, som modificeret ved bilag 8.1.C: The Warrants entitle the Warrant Holder to subscribe for shares on the terms and condi-tions stipulated in exhibit 8.1.A, as amended by exhibit 8.1.C of the Articles of Association of the Company. Furthermore, the following amendments to exhibit 8.1.A, as amended by exhibit 8.1.C shall apply: 3

2 Tildeling af Warrants 2 Grant of Warrants 2.1 Hver Warrantindehaver har fået tildelt det antal warrants i Selskabet, som er anført i Selskabets meddelelse til Warrantinde-haveren i "Aktionærportalen" på Selska-bets hjemmeside, som vil være tilgænge-lig den 5. maj 2015 ("Warrants") i over-ensstemmelse med vilkårene i Aftalen og Selskabets vedtægter. Each Warrant Holder has been granted such number of warrants in the Company as set out in the message from the Company to the Warrant Holder made available at "Aktionær-portalen" at the website of the Company on 5 May 2015 (the "Warrants") in accordance with the terms set forth in this Agreement and the Company's Articles of Association. 2.2 Tildeling af Warrants sker uden bereg-ning. The Warrants are granted free of charge. 2.3 Hver Warrant berettiger Warrantindeha-veren til at tegne 1 aktie à nominelt kr. 1,00 i Selskabet i henhold til de relevante bestemmelser anført i punkt - 5 til den i punkt 6 fastsatte tegningskurs. Each Warrant entitles the Warrant Holder to subscribe for 1 share of nominal value DKK 1.00 in the Company pursuant to the rele-vant conditions as set forth in Clauses 3 - 5 and at the relevant subscription price as de-termined in Clause 6. 2.4 I forbindelse med Selskabets aktiebog skal der føres en fortegnelse over samt-lige udstedte Warrants. In connection with the Company's register of shareholders, a register of all issued War-rants shall be kept. 3 Almindelig udnyttelse af Warrants 3 Ordinary Exercise of the Warrants 3.1 Warrants kan udnyttes i perioden fra 5. The Warrants may be exercised in the period from 5 May 2018 until (and including) 5 May 2020 ("Exercise Period") within the windows set forth in Clause 3.2. Warrants which have not been exercised on or before the last day of the Exercise Period will automatically lapse and become void without any further notice and/or compensation to the Warrant Holder. maj 2018 til og med 5. maj 2020 ("Udnyt-telsesperioden") inden for de udnyttelses-vinduer, der er anført i punkt 3.2. War-rants, der ikke er blevet udnyttet på eller inden den sidste dag i Udnyttelsesperio-den, bortfalder automatisk og bliver ugyl-dige uden yderligere varsel og/eller kom-pensation til Warrantindehaveren. 4

3.2 Inden for Udnyttelsesperioden kan War-rants udnyttes fire gange om året i et 4 ugers udnyttelses-vindue, der begynder på tidspunktet for offentliggørelse af en-ten Selskabets årsregnskab eller periode-regnskab (henholdsvis 3, 6 eller 9 måne-der). Within the Exercise Period, the Warrants may be exercised four times a year during a 4-week window starting from the time of publication of either the Company's annual report or quarterly or semi-annual reports (respectively 3, 6 and 9 months). 3.3 Warrantindehaveren er berettiget til at udnytte alle eller en del af sine Warrants. Warrantindehaveren kan dog ikke udnytte mindre end 25 procent ad gangen af det samlede antal Warrants, der er blevet til-delt Warrantindehaveren i henhold til Af-talen. The Warrant Holder is entitled to exercise all or part of his or her Warrants. However, the Warrant Holder cannot exercise less than 25 per cent of the total number of Warrants granted in accordance with this Agreement at a time. 4 Ekstraordinær udnyttelse af Warrants 4 Extraordinary Exercise of the War-rants 4.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 5 Praktisk udnyttelse af Warrants 5 Practicalities in connection with Exercise of the Warrants 5.1 Se bilag 8.1.C (ingen ændringer). See exhibit 8.1.C (no changes). 6 Tegningskurs for aktier ved udnyt-telse af Warrants 6 Subscription Price for Shares in connection with the Exercise of Warrants 6.1 Hver Warrant giver Warrantindehaveren ret til at tegne 1 aktie à nominelt kr. 1,00 i Selskabet til en tegningspris på kr. 101,20 ("Tegningskursen"). Each Warrant entitles the Warrant Holder to subscribe for 1 share in the Company of a nominal value of DKK 1.00 at a subscription price of DKK 101.20 (the "Subscription Price"). 6.2 Tegningskursen kan reguleres som anført The Subscription Price may be regulated as 5

i Aftalen. set out in the Agreement. 6.3 Uanset bestemmelserne i Aftalen, kan Selskabet i tilfælde af, at Warrantindeha-veren ønsker at udnytte Warrants, efter eget skøn beslutte at foretage kontant af-regning i stedet for at udstede aktier i Selskabet til Warrantindehaveren. I så fald skal Selskabet automatisk tilbage-købe de pågældende Warrants fra War-rantindehaveren. Notwithstanding anything set out in the Agreement, in the event that the Warrant Holder gives notice that the Warrant Holder wishes to exercise Warrants, the Company may at its sole discretion decide to make the settlement in cash instead of issuing shares in the Company to the Warrant Holder. Con-sequently, the Company will in such situation automatically buy back the relevant War-rants from the Warrant Holder. 6.4 Såfremt Selskabet beslutter at tilbage-købe Warrants, skal Selskabet tilbagebe-tale det relevante tegningsbeløb, som Warrantindehaveren har betalt til Selska-bet i forbindelse med afgivelsen af udnyt-telsesmeddelelsen. Herudover skal Sel-skabet betale Warrantindehaveren et kontant beløb for hver Warrant, som ud-nyttes af Warrantindehaveren, svarende til den gennemsnitlige markedskurs per aktie på tidspunktet for Warrantindehave-rens afgivelse af udnyttelsesmeddelelsen med fradrag af et beløb svarende til Teg-ningskursen ("Kontantbeløbet"). Kontant-beløbet betales efter fradrag af A-skat og andre lovpligtige beløb, der skal indehol-des af Selskabet. Efter betaling er gen-nemført, skal de relevante Warrants be-tragtes som værende overdraget tilbage til Selskabet, og Warrantindehaveren har således ingen rettigheder vedrørende med disse Warrants. If the Company decides to buy back War-rants, the Company shall repay the relevant subscription amount paid to the Company by the Warrant Holder in connection with the delivery of the exercise notice. Further, the Company shall pay to the Warrant Holder a cash amount for each Warrant exercised by the Warrant Holder equivalent to the aver-age market price per Share on the date on which the exercise notice has been served by the Warrant Holder deducted an amount equivalent to the Subscription Price (the "Cash Amount"). The Cash Amount shall be paid after deduction of income tax ("A-tax") and other statutory amounts to be withheld by the Company. Upon such payment the relevant Warrants shall be considered trans-ferred back to the Company and the Warrant Holder shall consequently have no further rights with respect to such Warrants. 6

6.5 Såfremt Selskabet beslutter at tilbage-købe Warrants og foretage kontant afreg-ning i stedet for at udstede aktier i Sel-skabet, skal Selskabet underrette War-rantindehaveren herom inden 30 dage ef-ter modtagelsen af udnyttelsesmeddelel-sen. If the Company decides to buy back War-rants and make the settlement in cash in-stead of delivering shares in the Company, the Company must inform the Warrant Holder hereof within 30 days after having re-ceived the exercise notice. 7 Regulering af vilkår for Warrants ved visse definerede ændringer i Selska-bets kapitalforhold 7 Adjustment of the Conditions for Warrants in case of certain defined Changes in the Company's Capital Structure 7.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 8 Omsættelighed 8 Transferability 8.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 9 Vilkår for nye aktier udstedt ved ud-nyttelse af Warrants 9 Conditions for New Shares issued following Exercise of the Warrants 9.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 10 Kapitalforhøjelse ved udnyttelse Warrants af 10 Capital Increase in connection with the Exercise of the Warrants 10.1 Såfremt Warrantindehaveren giver retti-dig meddelelse om udnyttelse af War-In the event that the Warrant Holder gives notification on time of the exercise of the Warrants, the Company shall carry out the relating increase of capital. rants, skal Selskabet gennemføre dertil hørende kapitalforhøjelse. den 10.2 Størstebeløbet af den kapital, der kan The maximum increase of capital that may be subscribed on basis of Warrants is nomi-nally DKK 412,609 (up to 412,609 shares at DKK 1.00 each) and the minimum amount is DKK 1.00 (1 share at DKK 1.00) The maxi-mum amount may be increased or reduced tegnes på grundlag af Warrants er nomi-nelt kr. 412.609 (op til 412.609 aktier à kr. 1,00) og mindstebeløbet er kr. 1,00 (1 aktie à kr. 1,00) Størstebeløbet kan for-7

øges eller reduceres i henhold til bestem-melserne om regulering i punkt 7. in accordance with the provisions on adjust-ment set forth in Clause 7. 11 Omkostninger i forbindelse med stedelse af aktier ud-11 Costs related to the Issue of Shares 11.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes) 12 Ophør af ansættelsesforholdet - War-rantindehavere, der er medarbejdere 12 Cease of Employment Status - War-rant Holders who are Employees 12.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 13 Insiderhandel 13 Insider Trading 13.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 14 Skattemæssige forhold 14 Tax Implications 14.1 Warrants skal være underlagt melserne i ligningslovens § 28. bestem-Warrants shall be subject to the provisions of Section 28 of the Danish Tax Assessment Act. 14.2 Samtlige skattemæssige forpligtelser og konsekvenser for Warrantindehaveren-som følge af Warrantaftalen, de udstedte Warrants eller de erhvervede aktier gen-nem udnyttelse af disse Warrants er alene Warrantindehaverens ansvar og er Sel-skabet uvedkommende. All tax obligations and consequences to the Warrant Holder resulting from this Agree-ment, the Warrants issued or the shares ac-quired by the exercise of such Warrants, are the sole responsibility of the Warrant Holder and of no concern to the Company. 14.3 Warrantindehaveren er kraftigt opfordret til at søge skattemæssig rådgivning i for-bindelse med indgåelsen af Warrantafta-len. The Warrant Holder is strongly encouraged to seek tax advice in connection with enter-ing into this Agreement. 8

15 Sprog 15 Language 15.1 Se bilag 8.1.A (ingen ændringer) See exhibit 8.1.A (no changes). * 13 June 2019 9

BILAG 8.4.B TIL VEDTÆGTER FOR EXHIBIT 8.4.B TO THE ARTICLES OF ASSOCIATION FOR ZEALAND PHARMA A/S ZEALAND PHARMA A/S

INDHOLDSFORTEGNELSE/TABLE OF CONTENTS 1 1 2 2 3 3 4 4 5 5 6 6 FORMÅL....................................................................................................... 3 PURPOSE ..................................................................................................... 3 TILDELING AF WARRANTS ............................................................................... 3 GRANT OF WARRANTS .................................................................................... 3 ALMINDELIG UDNYTTELSE AF WARRANTS .......................................................... 4 ORDINARY EXERCISE OF THE WARRANTS .......................................................... 4 EKSTRAORDINÆR UDNYTTELSE AF WARRANTS ................................................... 5 EXTRAORDINARY EXERCISE OF THE WARRANTS .................................................. 5 PRAKTISK UDNYTTELSE AF WARRANTS .............................................................. 5 PRACTICALITIES IN CONNECTION WITH EXERCISE OF THE WARRANTS ................... 5 TEGNINGSKURS FOR AKTIER VED UDNYTTELSE AF WARRANTS .............................. 5 SUBSCRIPTION PRICE FOR SHARES IN CONNECTION WITH THE EXERCISE OF WARRANTS .................................................................................................. 5 REGULERING AF VILKÅR FOR WARRANTS VED VISSE DEFINEREDE ÆNDRINGER I SELSKABETS KAPITALFORHOLD ....................................................................... 7 ADJUSTMENT OF THE CONDITIONS FOR WARRANTS IN CASE OF CERTAIN DEFINED CHANGES IN THE COMPANY'S CAPITAL STRUCTURE ............................................. 7 OMSÆTTELIGHED .......................................................................................... 7 TRANSFERABILITY ......................................................................................... 7 VILKÅR FOR NYE AKTIER UDSTEDT VED UDNYTTELSE AF WARRANTS ...................... 7 CONDITIONS FOR NEW SHARES ISSUED FOLLOWING EXERCISE OF THE WARRANTS ................................................................................................................. 7 KAPITALFORHØJELSE VED UDNYTTELSE AF WARRANTS ........................................ 7 CAPITAL INCREASE IN CONNECTION WITH THE EXERCISE OF THE WARRANTS ......... 7 OMKOSTNINGER I FORBINDELSE MED UDSTEDELSE AF AKTIER ............................. 8 COSTS RELATED TO THE ISSUE OF SHARES ....................................................... 8 OPHØRAFANSÆTTELSESFORHOLDET-WARRANTINDEHAVERE,DERER MEDARBEJDERE ............................................................................................ 8 CEASE OF EMPLOYMENT STATUS - WARRANT HOLDERS WHO ARE EMPLOYEES.......... 8 INSIDERHANDEL ........................................................................................... 8 INSIDER TRADING ......................................................................................... 8 SKATTEMÆSSIGE FORHOLD ............................................................................ 8 TAX IMPLICATIONS ........................................................................................ 8 SPROG ........................................................................................................ 8 LANGUAGE ................................................................................................... 8 7 7 8 8 9 9 10 10 11 11 12 12 13 13 14 14 15 15 2

1 Formål 1 Purpose 1.1 På bestyrelsesmødet i Zealand Pharma A/S ("Selskabet") den 5. april 2016 blev der i overensstemmelse med vedtægter-nes punkt 8.4 vedtaget følgende nye be-stemmelser vedrørende udstedelse af warrants til visse af Selskabets medarbej-dere ("Warrantindehaver") ("Warrants"). At the board meeting held in Zealand Pharma A/S (the "Company") on 5 April 2016, the following new provisions were adopted in ac-cordance with Articles 8.4 of the Articles of Association concerning the issuing of war-rants to certain employees of the Company (the "Warrant Holder") ("Warrants"). 1.2 Bestyrelsen har besluttet at udstede op til 347.250 warrants i Selskabet til tegning af op til 347.250 aktier til kr. 1,00 (nomi-nelt kr. 347.250) i henhold til vedtægter-nes punkt 8.4. 25.500 warrants udstedt under dette program er pr. 14. december 2018 bortfaldet. Som følge af bortfald af warrants, er det udestående antal war-rants, der kan udnyttes, reduceret til 321.750 warrants. The Board of Directors has decided to issue up to 347,250 Warrants in the Company for the subscription of up to 347,250 shares of DKK 1.00 (nominally DKK 347,250) accord-ing to Articles 8.4 of the Articles of Associa-tion. 25,500 warrants issued under this pro-gram has lapsed per 14 December 2018. As a result of lapse of warrants, the number of warrants available for exercise has been re-duced to 321,750 warrants. 1.3 Tegning af Warrants har fundet sted ved elektronisk underskrivelse af warrantaf-tale ("Warrantaftale"). The subscription of Warrants took place by electronically signing of warrant agreement (the "Warrant Agreement") 1.4 Warrants berettiger Warrantindehaveren til at tegne aktier på de i bilag 8.1.A, som modificeret ved bilag 8.1.C, til Selskabets vedtægter anførte vilkår, således gælder endvidere følgende modifikationer til bi-The Warrants entitle the Warrant Holder to subscribe for shares on the terms and condi-tions stipulated in exhibit 8.1.A, as amended by exhibit 8.1.C of the Articles of Association of the Company. Furthermore, the following amendments to exhibit 8.1.A, as amended by exhibit 8.1.C shall apply: lag 8.1.A, som modificeret 8.1.C: ved bilag 2 Tildeling af Warrants 2 Grant of Warrants 2.1 Hver Warrantindehaver har fået tildelt det antal warrants i Selskabet, som er anført Each Warrant Holder has been granted such number of warrants in the Company as set 3

i Selskabets meddelelse til Warrantinde-haveren i "Aktionærportalen" på Selska-bets hjemmeside, som vil være tilgænge-lig den 5. april 2016 ("Warrants") i over-ensstemmelse med vilkårene i Aftalen og Selskabets vedtægter. out in the message from the Company to the Warrant Holder made available at "Aktionær-portalen" at the website of the Company on 5 April 2016 (the "Warrants") in accordance with the terms set forth in this Agreement and the Company's Articles of Association. 2.2 Tildeling af Warrants sker uden bereg-ning. The Warrants are granted free of charge. 2.3 Hver Warrant berettiger Warrantindeha-veren til at tegne 1 aktie à nominelt kr. 1,00 i Selskabet i henhold til de relevante bestemmelser anført i punkt - 5 til den i punkt 6 fastsatte tegningskurs. Each Warrant entitles the Warrant Holder to subscribe for 1 share of nominal value DKK 1.00 in the Company pursuant to the rele-vant conditions as set forth in Clauses 3 - 5 and at the relevant subscription price as de-termined in Clause 6. 2.4 I forbindelse med Selskabets aktiebog skal der føres en fortegnelse over samt-lige udstedte Warrants. In connection with the Company's register of shareholders, a register of all issued War-rants shall be kept. 3 Almindelig udnyttelse af Warrants 3 Ordinary Exercise of the Warrants 3.1 Warrants kan udnyttes i perioden fra 5. The Warrants may be exercised in the period from 5 April 2019 until (and including) 5 April 2021 ("Exercise Period") within the windows set forth in Clause 3.2. Warrants which have not been exercised on or before the last day of the Exercise Period will auto-matically lapse and become void without any further notice and/or compensation to the Warrant Holder. april 2019 til og med 5. april 2021 ("Ud-nyttelsesperioden") inden for de udnyttel-sesvinduer, der er anført i punkt 3.2. Warrants, der ikke er blevet udnyttet på eller inden den sidste dag i Udnyttelses-perioden, bortfalder automatisk og bliver ugyldige uden yderligere varsel og/eller kompensation til Warrantindehaveren. 3.2 Inden for Udnyttelsesperioden kan War-rants udnyttes fire gange om året i et 4 ugers udnyttelses-vindue, der begynder Within the Exercise Period, the Warrants may be exercised four times a year during a 4-week window starting from the time of publication of either the Company's annual 4

på tidspunktet for offentliggørelse af en-ten Selskabets årsregnskab eller periode-regnskab (henholdsvis 3, 6 eller 9 måne-der). report or quarterly or semi-annual reports (respectively 3, 6 and 9 months). 3.3 Warrantindehaveren er berettiget til at udnytte alle eller en del af sine Warrants. Warrantindehaveren kan dog ikke udnytte mindre end 25 procent ad gangen af det samlede antal Warrants, der er blevet til-delt Warrantindehaveren i henhold til Af-talen. The Warrant Holder is entitled to exercise all or part of his or her Warrants. However, the Warrant Holder cannot exercise less than 25 per cent of the total number of Warrants granted in accordance with this Agreement at a time. 4 Ekstraordinær udnyttelse af Warrants 4 Extraordinary Exercise of the War-rants 4.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 5 Praktisk udnyttelse af Warrants 5 Practicalities in connection with Exercise of the Warrants 5.1 Se bilag 8.1.C (ingen ændringer). See exhibit 8.1.C (no changes). 6 Tegningskurs for aktier ved udnyt-telse af Warrants 6 Subscription Price for Shares in connection with the Exercise of Warrants 6.1 Hver Warrant giver Warrantindehaveren ret til at tegne 1 aktie à nominelt kr. 1,00 i Selskabet til en tegningspris på kr. 142,45 ("Tegningskursen"). Each Warrant entitles the Warrant Holder to subscribe for 1 share in the Company of a nominal value of DKK 1.00 at a subscription price of DKK 142.45 (the "Subscription Price"). 6.2 Tegningskursen kan reguleres som anført i Aftalen. The Subscription Price may be regulated as set out in the Agreement. 6.3 Uanset bestemmelserne i Aftalen, kan Notwithstanding anything set out in the Agreement, in the event that the Warrant 5

Selskabet i tilfælde af, at Warrantindeha-veren ønsker at udnytte Warrants, efter eget skøn beslutte at foretage kontant af-regning i stedet for at udstede aktier i Selskabet til Warrantindehaveren. I så fald skal Selskabet automatisk tilbage-købe de pågældende Warrants fra War-rantindehaveren. Holder gives notice that the Warrant Holder wishes to exercise Warrants, the Company may at its sole discretion decide to make the settlement in cash instead of issuing shares in the Company to the Warrant Holder. Con-sequently, the Company will in such situation automatically buy back the relevant War-rants from the Warrant Holder. 6.4 Såfremt Selskabet beslutter at tilbage-købe Warrants, skal Selskabet tilbagebe-tale det relevante tegningsbeløb, som Warrantindehaveren har betalt til Selska-bet i forbindelse med afgivelsen af udnyt-telsesmeddelelsen. Herudover skal Sel-skabet betale Warrantindehaveren et kontant beløb for hver Warrant, som ud-nyttes af Warrantindehaveren, svarende til den gennemsnitlige markedskurs per aktie på tidspunktet for Warrantindehave-rens afgivelse af udnyttelsesmeddelelsen med fradrag af et beløb svarende til Teg-ningskursen ("Kontantbeløbet"). Kontant-beløbet betales efter fradrag af A-skat og andre lovpligtige beløb, der skal indehol-des af Selskabet. Efter betaling er gen-nemført, skal de relevante Warrants be-tragtes som værende overdraget tilbage til Selskabet, og Warrantindehaveren har således ingen rettigheder vedrørende med disse Warrants. If the Company decides to buy back War-rants, the Company shall repay the relevant subscription amount paid to the Company by the Warrant Holder in connection with the delivery of the exercise notice. Further, the Company shall pay to the Warrant Holder a cash amount for each Warrant exercised by the Warrant Holder equivalent to the aver-age market price per Share on the date on which the exercise notice has been served by the Warrant Holder deducted an amount equivalent to the Subscription Price (the "Cash Amount"). The Cash Amount shall be paid after deduction of income tax ("A-tax") and other statutory amounts to be withheld by the Company. Upon such payment the relevant Warrants shall be considered trans-ferred back to the Company and the Warrant Holder shall consequently have no further rights with respect to such Warrants. 6.5 Såfremt Selskabet beslutter at tilbage-købe Warrants og foretage kontant afreg-ning i stedet for at udstede aktier i Sel-skabet, skal Selskabet underrette War-rantindehaveren herom inden 30 dage ef-If the Company decides to buy back War-rants and make the settlement in cash in-stead of delivering shares in the Company, the Company must inform the Warrant Holder hereof within 30 days after having re-ceived the exercise notice. 6 ter modtagelsen af udnyttelsesmeddelel-sen. 7 Regulering af vilkår for Warrants ved visse definerede ændringer i Selska-bets kapitalforhold 7 Adjustment of the Conditions for Warrants in case of certain defined Changes in the Company's Capital Structure 7.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 8 Omsættelighed 8 Transferability 8.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 9 Vilkår for nye aktier udstedt ved ud-nyttelse af Warrants 9 Conditions for New Shares issued following Exercise of the Warrants 9.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 10 Kapitalforhøjelse ved udnyttelse Warrants af 10 Capital Increase in connection with the Exercise of the Warrants 10.1 Såfremt Warrantindehaveren giver retti-dig meddelelse om udnyttelse af War-In the event that the Warrant Holder gives notification on time of the exercise of the Warrants, the Company shall carry out the relating increase of capital. rants, skal Selskabet gennemføre dertil hørende kapitalforhøjelse. den 10.2 Størstebeløbet af den kapital, der kan The maximum increase of capital that may be subscribed on basis of Warrants is nomi-nally DKK 347,250 (up to 347,250 shares at DKK 1.00 each) and the minimum amount is DKK 1.00 (1 share at DKK 1.00) The maxi-mum amount may be increased or reduced in accordance with the provisions on adjust-ment set forth in Clause 7. tegnes på grundlag af Warrants er nomi-nelt kr. 347.250 (op til 347.250 aktier à kr. 1,00) og mindstebeløbet er kr. 1,00 (1 aktie à kr. 1,00) Størstebeløbet kan for-øges eller reduceres i henhold til bestem-melserne om regulering i punkt 7. 7

11 Omkostninger i forbindelse med stedelse af aktier ud-11 Costs related to the Issue of Shares 11.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes) 12 Ophør af ansættelsesforholdet - War-rantindehavere, der er medarbejdere 12 Cease of Employment Status - War-rant Holders who are Employees 12.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 13 Insiderhandel 13 Insider Trading 13.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 14 Skattemæssige forhold 14 Tax Implications 14.1 Warrants skal være underlagt melserne i ligningslovens § 28. bestem-Warrants shall be subject to the provisions of Section 28 of the Danish Tax Assessment Act. 14.2 Samtlige skattemæssige forpligtelser og konsekvenser for Warrantindehaveren-som følge af Warrantaftalen, de udstedte Warrants eller de erhvervede aktier gen-nem udnyttelse af disse Warrants er alene Warrantindehaverens ansvar og er Sel-skabet uvedkommende. All tax obligations and consequences to the Warrant Holder resulting from this Agree-ment, the Warrants issued or the shares ac-quired by the exercise of such Warrants, are the sole responsibility of the Warrant Holder and of no concern to the Company. 14.3 Warrantindehaveren er kraftigt opfordret til at søge skattemæssig rådgivning i for-bindelse med indgåelsen af Warrantafta-len. The Warrant Holder is strongly encouraged to seek tax advice in connection with enter-ing into this Agreement. 15 Sprog 15 Language 15.1 Se bilag 8.1.A (ingen ændringer) See exhibit 8.1.A (no changes). * 13 June 2019 8

BILAG 8.4.D TIL VEDTÆGTER FOR EXHIBIT 8.4.D TO THE ARTICLES OF ASSOCIATION FOR ZEALAND PHARMA A/S ZEALAND PHARMA A/S

INDHOLDSFORTEGNELSE/TABLE OF CONTENTS 1 1 2 2 3 3 4 4 5 5 6 6 FORMÅL....................................................................................................... 3 PURPOSE ..................................................................................................... 3 TILDELING AF WARRANTS ............................................................................... 3 GRANT OF WARRANTS .................................................................................... 3 ALMINDELIG UDNYTTELSE AF WARRANTS .......................................................... 4 ORDINARY EXERCISE OF THE WARRANTS .......................................................... 4 EKSTRAORDINÆR UDNYTTELSE AF WARRANTS ................................................... 5 EXTRAORDINARY EXERCISE OF THE WARRANTS .................................................. 5 PRAKTISK UDNYTTELSE AF WARRANTS .............................................................. 5 PRACTICALITIES IN CONNECTION WITH EXERCISE OF THE WARRANTS ................... 5 TEGNINGSKURS FOR AKTIER VED UDNYTTELSE AF WARRANTS .............................. 5 SUBSCRIPTION PRICE FOR SHARES IN CONNECTION WITH THE EXERCISE OF WARRANTS .................................................................................................. 5 REGULERING AF VILKÅR FOR WARRANTS VED VISSE DEFINEREDE ÆNDRINGER I SELSKABETS KAPITALFORHOLD ....................................................................... 7 ADJUSTMENT OF THE CONDITIONS FOR WARRANTS IN CASE OF CERTAIN DEFINED CHANGES IN THE COMPANY'S CAPITAL STRUCTURE ............................................. 7 OMSÆTTELIGHED .......................................................................................... 7 TRANSFERABILITY ......................................................................................... 7 VILKÅR FOR NYE AKTIER UDSTEDT VED UDNYTTELSE AF WARRANTS ...................... 7 CONDITIONS FOR NEW SHARES ISSUED FOLLOWING EXERCISE OF THE WARRANTS ................................................................................................................. 7 KAPITALFORHØJELSE VED UDNYTTELSE AF WARRANTS ........................................ 7 CAPITAL INCREASE IN CONNECTION WITH THE EXERCISE OF THE WARRANTS ......... 7 OMKOSTNINGER I FORBINDELSE MED UDSTEDELSE AF AKTIER ............................. 7 COSTS RELATED TO THE ISSUE OF SHARES ....................................................... 7 OPHØRAFANSÆTTELSESFORHOLDET-WARRANTINDEHAVERE,DERER MEDARBEJDERE ............................................................................................ 8 CEASE OF EMPLOYMENT STATUS - WARRANT HOLDERS WHO ARE EMPLOYEES.......... 8 INSIDERHANDEL ........................................................................................... 8 INSIDER TRADING ......................................................................................... 8 SKATTEMÆSSIGE FORHOLD ............................................................................ 8 TAX IMPLICATIONS ........................................................................................ 8 SPROG ........................................................................................................ 8 LANGUAGE ................................................................................................... 8 7 7 8 8 9 9 10 10 11 11 12 12 13 13 14 14 15 15 2

1 Formål 1 Purpose 1.1 På bestyrelsesmødet i Zealand Pharma A/S ("Selskabet") den 15. juli 2016 blev der i overensstemmelse med vedtægter-nes punkt 8.4 vedtaget følgende nye be-stemmelser vedrørende udstedelse af warrants til visse af Selskabets medarbej-dere ("Warrantindehaver") ("Warrants"). At the board meeting held in Zealand Pharma A/S (the "Company") on 15 July 2016, the following new provisions were adopted in ac-cordance with Articles 8.4 of the Articles of Association concerning the issuing of war-rants to certain employees of the Company (the "Warrant Holder") ("Warrants"). 1.2 Bestyrelsen har besluttet at udstede op til 40.000 warrants i Selskabet til tegning af op til 40.000 aktier til kr. 1,00 (nominelt kr. 40.000) i henhold til vedtægternes punkt 8.4. The Board of Directors has decided to issue up to 40,000 Warrants in the Company for the subscription of up to 40,000 shares of DKK 1.00 (nominally DKK 40,000) according to Articles 8.4 of the Articles of Association. 1.3 Tegning af Warrants har fundet sted ved elektronisk underskrivelse af warrantaf-tale ("Warrantaftale"). The subscription of Warrants took place by electronically signing of warrant agreement (the "Warrant Agreement") 1.4 Warrants berettiger Warrantindehaveren til at tegne aktier på de i bilag 8.1.A, som modificeret ved bilag 8.1.C, til Selskabets vedtægter anførte vilkår, således gælder endvidere følgende modifikationer til bi-The Warrants entitle the Warrant Holder to subscribe for shares on the terms and condi-tions stipulated in exhibit 8.1.A, as amended by exhibit 8.1.C of the Articles of Association of the Company. Furthermore, the following amendments to exhibit 8.1.A, as amended by exhibit 8.1.C shall apply: lag 8.1.A, som modificeret 8.1.C: ved bilag 2 Tildeling af Warrants 2 Grant of Warrants 2.1 Hver Warrantindehaver har fået tildelt det antal warrants i Selskabet, som er anført i Selskabets meddelelse til Warrantinde-haveren i "Aktionærportalen" på Selska-bets hjemmeside, som vil være tilgænge-Each Warrant Holder has been granted such number of warrants in the Company as set out in the message from the Company to the Warrant Holder made available at "Aktionær-portalen" at the website of the Company on 15 July 2016 (the "Warrants") in accordance with the terms set forth in this Agreement 3 lig den 15. juli 2016 ("Warrants") i over-ensstemmelse med vilkårene i Aftalen og Selskabets vedtægter. and the Company's Articles of Association. 2.2 Tildeling af Warrants sker uden bereg-ning. The Warrants are granted free of charge. 2.3 Hver Warrant berettiger Warrantindeha-veren til at tegne 1 aktie à nominelt kr. 1,00 i Selskabet i henhold til de relevante bestemmelser anført i punkt - 5 til den i punkt 6 fastsatte tegningskurs. Each Warrant entitles the Warrant Holder to subscribe for 1 share of nominal value DKK 1.00 in the Company pursuant to the rele-vant conditions as set forth in Clauses 3 - 5 and at the relevant subscription price as de-termined in Clause 6. 2.4 I forbindelse med Selskabets aktiebog skal der føres en fortegnelse over samt-lige udstedte Warrants. In connection with the Company's register of shareholders, a register of all issued War-rants shall be kept. 3 Almindelig udnyttelse af Warrants 3 Ordinary Exercise of the Warrants 3.1 Warrants kan udnyttes i perioden fra 15. juli 2019 til og med 15. juli 2021 ("Udnyt-telsesperioden") inden for de udnyttelses-vinduer, der er anført i punkt 3.2. War-rants, der ikke er blevet udnyttet på eller inden den sidste dag i Udnyttelsesperio-den, bortfalder automatisk og bliver ugyl-dige uden yderligere varsel og/eller kom-pensation til Warrantindehaveren. The Warrants may be exercised in the period from 15 July 2019 until (and including) 15 July 2021 ("Exercise Period") within the win-dows set forth in Clause 3.2. Warrants which have not been exercised on or before the last day of the Exercise Period will automatically lapse and become void without any further notice and/or compensation to the Warrant Holder. 3.2 Inden for Udnyttelsesperioden kan War-rants udnyttes fire gange om året i et 4 ugers udnyttelses-vindue, der begynder på tidspunktet for offentliggørelse af en-ten Selskabets årsregnskab eller periode-regnskab (henholdsvis 3, 6 eller 9 måne-der). Within the Exercise Period, the Warrants may be exercised four times a year during a 4-week window starting from the time of publication of either the Company's annual report or quarterly or semi-annual reports (respectively 3, 6 and 9 months). 4

3.3 Warrantindehaveren er berettiget til at udnytte alle eller en del af sine Warrants. Warrantindehaveren kan dog ikke udnytte mindre end 25 procent ad gangen af det samlede antal Warrants, der er blevet til-delt Warrantindehaveren i henhold til Af-talen. The Warrant Holder is entitled to exercise all or part of his or her Warrants. However, the Warrant Holder cannot exercise less than 25 per cent of the total number of Warrants granted in accordance with this Agreement at a time. 4 Ekstraordinær udnyttelse af Warrants 4 Extraordinary Exercise of the War-rants 4.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 5 Praktisk udnyttelse af Warrants 5 Practicalities in connection with Exercise of the Warrants 5.1 Se bilag 8.1.C (ingen ændringer). See exhibit 8.1.C (no changes). 6 Tegningskurs for aktier ved udnyt-telse af Warrants 6 Subscription Price for Shares in connection with the Exercise of Warrants 6.1 Hver Warrant giver Warrantindehaveren ret til at tegne 1 aktie à nominelt kr. 1,00 i Selskabet til en tegningspris på kr. 138,60 ("Tegningskursen"). Each Warrant entitles the Warrant Holder to subscribe for 1 share in the Company of a nominal value of DKK 1.00 at a subscription price of DKK 138.60 (the "Subscription Price"). 6.2 Tegningskursen kan reguleres som anført i Aftalen. The Subscription Price may be regulated as set out in the Agreement. 6.3 Uanset bestemmelserne i Aftalen, kan Selskabet i tilfælde af, at Warrantindeha-veren ønsker at udnytte Warrants, efter eget skøn beslutte at foretage kontant af-regning i stedet for at udstede aktier i Selskabet til Warrantindehaveren. I så Notwithstanding anything set out in the Agreement, in the event that the Warrant Holder gives notice that the Warrant Holder wishes to exercise Warrants, the Company may at its sole discretion decide to make the settlement in cash instead of issuing shares 5 fald skal Selskabet automatisk tilbage-købe de pågældende Warrants fra War-rantindehaveren. in the Company to the Warrant Holder. Con-sequently, the Company will in such situation automatically buy back the relevant War-rants from the Warrant Holder. 6.4 Såfremt Selskabet beslutter at tilbage-købe Warrants, skal Selskabet tilbagebe-tale det relevante tegningsbeløb, som Warrantindehaveren har betalt til Selska-bet i forbindelse med afgivelsen af udnyt-telsesmeddelelsen. Herudover skal Sel-skabet betale Warrantindehaveren et kontant beløb for hver Warrant, som ud-nyttes af Warrantindehaveren, svarende til den gennemsnitlige markedskurs per aktie på tidspunktet for Warrantindehave-rens afgivelse af udnyttelsesmeddelelsen med fradrag af et beløb svarende til Teg-ningskursen ("Kontantbeløbet"). Kontant-beløbet betales efter fradrag af A-skat og andre lovpligtige beløb, der skal indehol-des af Selskabet. Efter betaling er gen-nemført, skal de relevante Warrants be-tragtes som værende overdraget tilbage til Selskabet, og Warrantindehaveren har således ingen rettigheder vedrørende med disse Warrants. If the Company decides to buy back War-rants, the Company shall repay the relevant subscription amount paid to the Company by the Warrant Holder in connection with the delivery of the exercise notice. Further, the Company shall pay to the Warrant Holder a cash amount for each Warrant exercised by the Warrant Holder equivalent to the aver-age market price per Share on the date on which the exercise notice has been served by the Warrant Holder deducted an amount equivalent to the Subscription Price (the "Cash Amount"). The Cash Amount shall be paid after deduction of income tax ("A-tax") and other statutory amounts to be withheld by the Company. Upon such payment the relevant Warrants shall be considered trans-ferred back to the Company and the Warrant Holder shall consequently have no further rights with respect to such Warrants. 6.5 Såfremt Selskabet beslutter at tilbage-købe Warrants og foretage kontant afreg-ning i stedet for at udstede aktier i Sel-skabet, skal Selskabet underrette War-rantindehaveren herom inden 30 dage ef-ter modtagelsen af udnyttelsesmeddelel-sen. If the Company decides to buy back War-rants and make the settlement in cash in-stead of delivering shares in the Company, the Company must inform the Warrant Holder hereof within 30 days after having re-ceived the exercise notice. 6

7 Regulering af vilkår for Warrants ved visse definerede ændringer i Selska-bets kapitalforhold 7 Adjustment of the Conditions for Warrants in case of certain defined Changes in the Company's Capital Structure 7.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 8 Omsættelighed 8 Transferability 8.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 9 Vilkår for nye aktier udstedt ved ud-nyttelse af Warrants 9 Conditions for New Shares issued following Exercise of the Warrants 9.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 10 Kapitalforhøjelse ved udnyttelse Warrants af 10 Capital Increase in connection with the Exercise of the Warrants 10.1 Såfremt Warrantindehaveren giver retti-dig meddelelse om udnyttelse af War-In the event that the Warrant Holder gives notification on time of the exercise of the Warrants, the Company shall carry out the relating increase of capital. rants, skal Selskabet gennemføre dertil hørende kapitalforhøjelse. den 10.2 Størstebeløbet af den kapital, der kan The maximum increase of capital that may be subscribed on basis of Warrants is nomi-nally DKK 40,000 (up to 40,000 shares at DKK 1.00 each) and the minimum amount is DKK 1.00 (1 share at DKK 1.00) The maxi-mum amount may be increased or reduced in accordance with the provisions on adjust-ment set forth in Clause 7. tegnes på grundlag af Warrants er nomi-nelt kr. 40.000 (op til 40.000 aktier à kr. 1,00) og mindstebeløbet er kr. 1,00 (1 aktie à kr. 1,00) Størstebeløbet kan for-øges eller reduceres i henhold til bestem-melserne om regulering i punkt 7. 11 Omkostninger i forbindelse med stedelse af aktier ud-11 Costs related to the Issue of Shares 11.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes) 7

12 Ophør af ansættelsesforholdet - War-rantindehavere, der er medarbejdere 12 Cease of Employment Status - War-rant Holders who are Employees 12.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 13 Insiderhandel 13 Insider Trading 13.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 14 Skattemæssige forhold 14 Tax Implications 14.1 Warrants skal være underlagt melserne i ligningslovens § 7 P. bestem-Warrants shall be subject to the provisions of Section 7 P of the Danish Tax Assessment Act. 14.2 Samtlige skattemæssige forpligtelser og konsekvenser for Warrantindehaveren-som følge af Warrantaftalen, de udstedte Warrants eller de erhvervede aktier gen-nem udnyttelse af disse Warrants er alene Warrantindehaverens ansvar og er Sel-skabet uvedkommende. All tax obligations and consequences to the Warrant Holder resulting from this Agree-ment, the Warrants issued or the shares ac-quired by the exercise of such Warrants, are the sole responsibility of the Warrant Holder and of no concern to the Company. 14.3 Warrantindehaveren er kraftigt opfordret til at søge skattemæssig rådgivning i for-bindelse med indgåelsen af Warrantafta-len. The Warrant Holder is strongly encouraged to seek tax advice in connection with enter-ing into this Agreement. 15 Sprog 15 Language 15.1 Se bilag 8.1.A (ingen ændringer) See exhibit 8.1.A (no changes). * 13 June 2019 8

BILAG 8.4.E TIL VEDTÆGTER FOR EXHIBIT 8.4.E TO THE ARTICLES OF ASSOCIATION FOR ZEALAND PHARMA A/S ZEALAND PHARMA A/S

INDHOLDSFORTEGNELSE/TABLE OF CONTENTS 1 1 2 2 3 3 4 4 5 5 6 6 FORMÅL....................................................................................................... 3 PURPOSE ..................................................................................................... 3 TILDELING AF WARRANTS ............................................................................... 3 GRANT OF WARRANTS .................................................................................... 3 ALMINDELIG UDNYTTELSE AF WARRANTS .......................................................... 4 ORDINARY EXERCISE OF THE WARRANTS .......................................................... 4 EKSTRAORDINÆR UDNYTTELSE AF WARRANTS ................................................... 5 EXTRAORDINARY EXERCISE OF THE WARRANTS .................................................. 5 PRAKTISK UDNYTTELSE AF WARRANTS .............................................................. 5 PRACTICALITIES IN CONNECTION WITH EXERCISE OF THE WARRANTS ................... 5 TEGNINGSKURS FOR AKTIER VED UDNYTTELSE AF WARRANTS .............................. 5 SUBSCRIPTION PRICE FOR SHARES IN CONNECTION WITH THE EXERCISE OF WARRANTS .................................................................................................. 5 REGULERING AF VILKÅR FOR WARRANTS VED VISSE DEFINEREDE ÆNDRINGER I SELSKABETS KAPITALFORHOLD ....................................................................... 7 ADJUSTMENT OF THE CONDITIONS FOR WARRANTS IN CASE OF CERTAIN DEFINED CHANGES IN THE COMPANY'S CAPITAL STRUCTURE ............................................. 7 OMSÆTTELIGHED .......................................................................................... 7 TRANSFERABILITY ......................................................................................... 7 VILKÅR FOR NYE AKTIER UDSTEDT VED UDNYTTELSE AF WARRANTS ...................... 7 CONDITIONS FOR NEW SHARES ISSUED FOLLOWING EXERCISE OF THE WARRANTS ................................................................................................................. 7 KAPITALFORHØJELSE VED UDNYTTELSE AF WARRANTS ........................................ 7 CAPITAL INCREASE IN CONNECTION WITH THE EXERCISE OF THE WARRANTS ......... 7 OMKOSTNINGER I FORBINDELSE MED UDSTEDELSE AF AKTIER ............................. 8 COSTS RELATED TO THE ISSUE OF SHARES ....................................................... 8 OPHØRAFANSÆTTELSESFORHOLDET-WARRANTINDEHAVERE,DERER MEDARBEJDERE ............................................................................................ 8 CEASE OF EMPLOYMENT STATUS - WARRANT HOLDERS WHO ARE EMPLOYEES.......... 8 INSIDERHANDEL ........................................................................................... 8 INSIDER TRADING ......................................................................................... 8 SKATTEMÆSSIGE FORHOLD ............................................................................ 8 TAX IMPLICATIONS ........................................................................................ 8 SPROG ........................................................................................................ 8 LANGUAGE ................................................................................................... 8 7 7 8 8 9 9 10 10 11 11 12 12 13 13 14 14 15 15 2

1 Formål 1 Purpose 1.1 På bestyrelsesmødet i Zealand Pharma A/S ("Selskabet") den 6. april 2017 blev der i overensstemmelse med vedtægter-nes punkt 8.4 vedtaget følgende nye be-stemmelser vedrørende udstedelse af warrants til visse af Selskabets medarbej-dere ("Warrantindehaver") ("Warrants"). At the board meeting held in Zealand Pharma A/S (the "Company") on 6 April 2017, the following new provisions were adopted in ac-cordance with Articles 8.4 of the Articles of Association concerning the issuing of war-rants to certain employees of the Company (the "Warrant Holder") ("Warrants"). 1.2 Bestyrelsen har besluttet at udstede op til 424.000 warrants i Selskabet til tegning af op til 424.000 aktier til kr. 1,00 (nomi-nelt kr. 424.000) i henhold til vedtægter-nes punkt 8.4. 43.000 warrants udstedt under dette program er pr. 28. februar 2019 bortfaldet. Som følge af bortfald af warrants, er det udestående antal war-rants, der kan udnyttes, reduceret til 381.000 warrants. The Board of Directors has decided to issue up to 424,000 Warrants in the Company for the subscription of up to 424,000 shares of DKK 1.00 (nominally DKK 424,000) accord-ing to Articles 8.4 of the Articles of Associa-tion. 43,000 warrants issued under this pro-gram has lapsed per 28 February 2019. As a result of lapse of warrants, the number of warrants available for exercise has been re-duced to 381,000 warrants. 1.3 Tegning af Warrants har fundet sted ved elektronisk underskrivelse af warrantaf-tale ("Warrantaftale"). The subscription of Warrants took place by electronically signing of warrant agreement (the "Warrant Agreement") 1.4 Warrants berettiger Warrantindehaveren til at tegne aktier på de i bilag 8.1.A, som modificeret ved bilag 8.1.C, til Selskabets vedtægter anførte vilkår, således gælder endvidere følgende modifikationer til bi-The Warrants entitle the Warrant Holder to subscribe for shares on the terms and condi-tions stipulated in exhibit 8.1.A, as amended by exhibit 8.1.C of the Articles of Association of the Company. Furthermore, the following amendments to exhibit 8.1.A, as amended by exhibit 8.1.C shall apply: lag 8.1.A, som modificeret 8.1.C: ved bilag 2 Tildeling af Warrants 2 Grant of Warrants 2.1 Hver Warrantindehaver har fået tildelt det antal warrants i Selskabet, som er anført Each Warrant Holder has been granted such number of warrants in the Company as set 3

i Selskabets meddelelse til Warrantinde-haveren i "Aktionærportalen" på Selska-bets hjemmeside, som vil være tilgænge-lig den 6. april 2017 ("Warrants") i over-ensstemmelse med vilkårene i Aftalen og Selskabets vedtægter. out in the message from the Company to the Warrant Holder made available at "Aktionær-portalen" at the website of the Company on 6 April 2017 (the "Warrants") in accordance with the terms set forth in this Agreement and the Company's Articles of Association. 2.2 Tildeling af Warrants sker uden bereg-ning. The Warrants are granted free of charge. 2.3 Hver Warrant berettiger Warrantindeha-veren til at tegne 1 aktie à nominelt kr. 1,00 i Selskabet i henhold til de relevante bestemmelser anført i punkt - 5 til den i punkt 6 fastsatte tegningskurs. Each Warrant entitles the Warrant Holder to subscribe for 1 share of nominal value DKK 1.00 in the Company pursuant to the rele-vant conditions as set forth in Clauses 3 - 5 and at the relevant subscription price as de-termined in Clause 6. 2.4 I forbindelse med Selskabets aktiebog skal der føres en fortegnelse over samt-lige udstedte Warrants. In connection with the Company's register of shareholders, a register of all issued War-rants shall be kept. 3 Almindelig udnyttelse af Warrants 3 Ordinary Exercise of the Warrants 3.1 Warrants kan udnyttes i perioden fra 6. The Warrants may be exercised in the period from 6 April 2020 until (and including) 6 April 2022 ("Exercise Period") within the windows set forth in Clause 3.2. Warrants which have not been exercised on or before the last day of the Exercise Period will auto-matically lapse and become void without any further notice and/or compensation to the Warrant Holder. april 2020 til og med 6. april 2022 ("Ud-nyttelsesperioden") inden for de udnyttel-sesvinduer, der er anført i punkt 3.2. Warrants, der ikke er blevet udnyttet på eller inden den sidste dag i Udnyttelses-perioden, bortfalder automatisk og bliver ugyldige uden yderligere varsel og/eller kompensation til Warrantindehaveren. 3.2 Inden for Udnyttelsesperioden kan War-rants udnyttes fire gange om året i et 4 ugers udnyttelses-vindue, der begynder Within the Exercise Period, the Warrants may be exercised four times a year during a 4-week window starting from the time of publication of either the Company's annual 4

på tidspunktet for offentliggørelse af en-ten Selskabets årsregnskab eller periode-regnskab (henholdsvis 3, 6 eller 9 måne-der). report or quarterly or semi-annual reports (respectively 3, 6 and 9 months). 3.3 Warrantindehaveren er berettiget til at udnytte alle eller en del af sine Warrants. Warrantindehaveren kan dog ikke udnytte mindre end 25 procent ad gangen af det samlede antal Warrants, der er blevet til-delt Warrantindehaveren i henhold til Af-talen. The Warrant Holder is entitled to exercise all or part of his or her Warrants. However, the Warrant Holder cannot exercise less than 25 per cent of the total number of Warrants granted in accordance with this Agreement at a time. 4 Ekstraordinær udnyttelse af Warrants 4 Extraordinary Exercise of the War-rants 4.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 5 Praktisk udnyttelse af Warrants 5 Practicalities in connection with Exercise of the Warrants 5.1 Se bilag 8.1.C (ingen ændringer). See exhibit 8.1.C (no changes). 6 Tegningskurs for aktier ved udnyt-telse af Warrants 6 Subscription Price for Shares in connection with the Exercise of Warrants 6.1 Hver Warrant giver Warrantindehaveren ret til at tegne 1 aktie à nominelt kr. 1,00 i Selskabet til en tegningspris på kr. 135,30 ("Tegningskursen"). Each Warrant entitles the Warrant Holder to subscribe for 1 share in the Company of a nominal value of DKK 1.00 at a subscription price of DKK 135.30 (the "Subscription Price"). 6.2 Tegningskursen kan reguleres som anført i Aftalen. The Subscription Price may be regulated as set out in the Agreement. 6.3 Uanset bestemmelserne i Aftalen, kan Notwithstanding anything set out in the Agreement, in the event that the Warrant 5

Selskabet i tilfælde af, at Warrantindeha-veren ønsker at udnytte Warrants, efter eget skøn beslutte at foretage kontant af-regning i stedet for at udstede aktier i Selskabet til Warrantindehaveren. I så fald skal Selskabet automatisk tilbage-købe de pågældende Warrants fra War-rantindehaveren. Holder gives notice that the Warrant Holder wishes to exercise Warrants, the Company may at its sole discretion decide to make the settlement in cash instead of issuing shares in the Company to the Warrant Holder. Con-sequently, the Company will in such situation automatically buy back the relevant War-rants from the Warrant Holder. 6.4 Såfremt Selskabet beslutter at tilbage-købe Warrants, skal Selskabet tilbagebe-tale det relevante tegningsbeløb, som Warrantindehaveren har betalt til Selska-bet i forbindelse med afgivelsen af udnyt-telsesmeddelelsen. Herudover skal Sel-skabet betale Warrantindehaveren et kontant beløb for hver Warrant, som ud-nyttes af Warrantindehaveren, svarende til den gennemsnitlige markedskurs per aktie på tidspunktet for Warrantindehave-rens afgivelse af udnyttelsesmeddelelsen med fradrag af et beløb svarende til Teg-ningskursen ("Kontantbeløbet"). Kontant-beløbet betales efter fradrag af A-skat og andre lovpligtige beløb, der skal indehol-des af Selskabet. Efter betaling er gen-nemført, skal de relevante Warrants be-tragtes som værende overdraget tilbage til Selskabet, og Warrantindehaveren har således ingen rettigheder vedrørende med disse Warrants. If the Company decides to buy back War-rants, the Company shall repay the relevant subscription amount paid to the Company by the Warrant Holder in connection with the delivery of the exercise notice. Further, the Company shall pay to the Warrant Holder a cash amount for each Warrant exercised by the Warrant Holder equivalent to the aver-age market price per Share on the date on which the exercise notice has been served by the Warrant Holder deducted an amount equivalent to the Subscription Price (the "Cash Amount"). The Cash Amount shall be paid after deduction of income tax ("A-tax") and other statutory amounts to be withheld by the Company. Upon such payment the relevant Warrants shall be considered trans-ferred back to the Company and the Warrant Holder shall consequently have no further rights with respect to such Warrants. 6.5 Såfremt Selskabet beslutter at tilbage-købe Warrants og foretage kontant afreg-ning i stedet for at udstede aktier i Sel-skabet, skal Selskabet underrette War-rantindehaveren herom inden 30 dage ef-If the Company decides to buy back War-rants and make the settlement in cash in-stead of delivering shares in the Company, the Company must inform the Warrant Holder hereof within 30 days after having re-ceived the exercise notice. 6 ter modtagelsen af udnyttelsesmeddelel-sen. 7 Regulering af vilkår for Warrants ved visse definerede ændringer i Selska-bets kapitalforhold 7 Adjustment of the Conditions for Warrants in case of certain defined Changes in the Company's Capital Structure 7.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 8 Omsættelighed 8 Transferability 8.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 9 Vilkår for nye aktier udstedt ved ud-nyttelse af Warrants 9 Conditions for New Shares issued following Exercise of the Warrants 9.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 10 Kapitalforhøjelse ved udnyttelse Warrants af 10 Capital Increase in connection with the Exercise of the Warrants 10.1 Såfremt Warrantindehaveren giver retti-dig meddelelse om udnyttelse af War-In the event that the Warrant Holder gives notification on time of the exercise of the Warrants, the Company shall carry out the relating increase of capital. rants, skal Selskabet gennemføre dertil hørende kapitalforhøjelse. den 10.2 Størstebeløbet af den kapital, der kan The maximum increase of capital that may be subscribed on basis of Warrants is nomi-nally DKK 424,000 (up to 424,000 shares at DKK 1.00 each) and the minimum amount is DKK 1.00 (1 share at DKK 1.00) The maxi-mum amount may be increased or reduced in accordance with the provisions on adjust-ment set forth in Clause 7. tegnes på grundlag af Warrants er nomi-nelt kr. 424.000 (op til 424.000 aktier à kr. 1,00) og mindstebeløbet er kr. 1,00 (1 aktie à kr. 1,00) Størstebeløbet kan for-øges eller reduceres i henhold til bestem-melserne om regulering i punkt 7. 7

11 Omkostninger i forbindelse med stedelse af aktier ud-11 Costs related to the Issue of Shares 11.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes) 12 Ophør af ansættelsesforholdet - War-rantindehavere, der er medarbejdere 12 Cease of Employment Status - War-rant Holders who are Employees 12.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 13 Insiderhandel 13 Insider Trading 13.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 14 Skattemæssige forhold 14 Tax Implications 14.1 Warrants skal være underlagt melserne i ligningslovens § 7 P. bestem-Warrants shall be subject to the provisions of Section 7 P of the Danish Tax Assessment Act. 14.2 Samtlige skattemæssige forpligtelser og konsekvenser for Warrantindehaveren-som følge af Warrantaftalen, de udstedte Warrants eller de erhvervede aktier gen-nem udnyttelse af disse Warrants er alene Warrantindehaverens ansvar og er Sel-skabet uvedkommende. All tax obligations and consequences to the Warrant Holder resulting from this Agree-ment, the Warrants issued or the shares ac-quired by the exercise of such Warrants, are the sole responsibility of the Warrant Holder and of no concern to the Company. 14.3 Warrantindehaveren er kraftigt opfordret til at søge skattemæssig rådgivning i for-bindelse med indgåelsen af Warrantafta-len. The Warrant Holder is strongly encouraged to seek tax advice in connection with enter-ing into this Agreement. 15 Sprog 15 Language 15.1 Se bilag 8.1.A (ingen ændringer) See exhibit 8.1.A (no changes). * 13 June 2019 8

BILAG 8.4.I TIL VEDTÆGTER FOR EXHIBIT 8.4.I TO THE ARTICLES OF ASSOCIATION FOR ZEALAND PHARMA A/S ZEALAND PHARMA A/S

INDHOLDSFORTEGNELSE/TABLE OF CONTENTS 1 1 2 2 3 3 4 4 5 5 6 6 FORMÅL....................................................................................................... 3 PURPOSE ..................................................................................................... 3 TILDELING AF WARRANTS ............................................................................... 3 GRANT OF WARRANTS .................................................................................... 3 ALMINDELIG UDNYTTELSE AF WARRANTS .......................................................... 4 ORDINARY EXERCISE OF THE WARRANTS .......................................................... 4 EKSTRAORDINÆR UDNYTTELSE AF WARRANTS ................................................... 5 EXTRAORDINARY EXERCISE OF THE WARRANTS .................................................. 5 PRAKTISK UDNYTTELSE AF WARRANTS .............................................................. 5 PRACTICALITIES IN CONNECTION WITH EXERCISE OF THE WARRANTS ................... 5 TEGNINGSKURS FOR AKTIER VED UDNYTTELSE AF WARRANTS .............................. 5 SUBSCRIPTION PRICE FOR SHARES IN CONNECTION WITH THE EXERCISE OF WARRANTS .................................................................................................. 5 REGULERING AF VILKÅR FOR WARRANTS VED VISSE DEFINEREDE ÆNDRINGER I SELSKABETS KAPITALFORHOLD ....................................................................... 7 ADJUSTMENT OF THE CONDITIONS FOR WARRANTS IN CASE OF CERTAIN DEFINED CHANGES IN THE COMPANY'S CAPITAL STRUCTURE ............................................. 7 OMSÆTTELIGHED .......................................................................................... 7 TRANSFERABILITY ......................................................................................... 7 VILKÅR FOR NYE AKTIER UDSTEDT VED UDNYTTELSE AF WARRANTS ...................... 7 CONDITIONS FOR NEW SHARES ISSUED FOLLOWING EXERCISE OF THE WARRANTS ................................................................................................................. 7 KAPITALFORHØJELSE VED UDNYTTELSE AF WARRANTS ........................................ 7 CAPITAL INCREASE IN CONNECTION WITH THE EXERCISE OF THE WARRANTS ......... 7 OMKOSTNINGER I FORBINDELSE MED UDSTEDELSE AF AKTIER ............................. 8 COSTS RELATED TO THE ISSUE OF SHARES ....................................................... 8 OPHØRAFANSÆTTELSESFORHOLDET-WARRANTINDEHAVERE,DERER MEDARBEJDERE ............................................................................................ 8 CEASE OF EMPLOYMENT STATUS - WARRANT HOLDERS WHO ARE EMPLOYEES.......... 8 INSIDERHANDEL ........................................................................................... 8 INSIDER TRADING ......................................................................................... 8 SKATTEMÆSSIGE FORHOLD ............................................................................ 8 TAX IMPLICATIONS ........................................................................................ 8 SPROG ........................................................................................................ 8 LANGUAGE ................................................................................................... 8 7 7 8 8 9 9 10 10 11 11 12 12 13 13 14 14 15 15 2

1 Formål 1 Purpose 1.1 På bestyrelsesmødet i Zealand Pharma A/S ("Selskabet") den 22. maj 2018 blev der i overensstemmelse med vedtægter-nes punkt 8.4 vedtaget følgende nye be-stemmelser vedrørende udstedelse af warrants til visse af Selskabets medarbej-dere ("Warrantindehaver") ("Warrants"). At the board meeting held in Zealand Pharma A/S (the "Company") on 22 May 2018, the following new provisions were adopted in ac-cordance with Articles 8.4 of the Articles of Association concerning the issuing of war-rants to certain employees of the Company (the "Warrant Holder") ("Warrants"). 1.2 Bestyrelsen har besluttet at udstede op til 515.500 warrants i Selskabet til tegning af op til 515.500 aktier til kr. 1,00 (nomi-nelt kr. 515.500) i henhold til vedtægter-nes punkt 8.4. 5.500 warrants udstedt under dette program er pr. 28. februar 2019 bortfaldet. Som følge af bortfald af warrants, er det udestående antal war-rants, der kan udnyttes, reduceret til 510.000 warrants The Board of Directors has decided to issue up to 515,500 Warrants in the Company for the subscription of up to 515,500 shares of DKK 1.00 (nominally DKK 515,500) accord-ing to Articles 8.4 of the Articles of Associa-tion. 5,500 warrants issued under this pro-gram has lapsed per 28 February 2019. As a result of lapse of warrants, the number of warrants available for exercise has been re-duced to 510,000 warrants. 1.3 Tegning af Warrants har fundet sted ved elektronisk underskrivelse af warrantaf-tale ("Warrantaftale"). The subscription of Warrants took place by electronically signing of warrant agreement (the "Warrant Agreement") 1.4 Warrants berettiger Warrantindehaveren til at tegne aktier på de i bilag 8.1.A, som modificeret ved bilag 8.1.C, til Selskabets vedtægter anførte vilkår, således gælder endvidere følgende modifikationer til bi-The Warrants entitle the Warrant Holder to subscribe for shares on the terms and condi-tions stipulated in exhibit 8.1.A, as amended by exhibit 8.1.C of the Articles of Association of the Company. Furthermore, the following amendments to exhibit 8.1.A, as amended by exhibit 8.1.C shall apply: lag 8.1.A, som modificeret 8.1.C: ved bilag 2 Tildeling af Warrants 2 Grant of Warrants 2.1 Hver Warrantindehaver har fået tildelt det antal warrants i Selskabet, som er anført Each Warrant Holder has been granted such number of warrants in the Company as set 3

i Selskabets meddelelse til Warrantinde-haveren i "Aktionærportalen" på Selska-bets hjemmeside, som vil være tilgænge-lig den 22. maj 2018 ("Warrants") i over-ensstemmelse med vilkårene i Aftalen og Selskabets vedtægter. out in the message from the Company to the Warrant Holder made available at "Aktionær-portalen" at the website of the Company on 22 May 2018 (the "Warrants") in accordance with the terms set forth in this Agreement and the Company's Articles of Association. 2.2 Tildeling af Warrants sker uden bereg-ning. The Warrants are granted free of charge. 2.3 Hver Warrant berettiger Warrantindeha-veren til at tegne 1 aktie à nominelt kr. 1,00 i Selskabet i henhold til de relevante bestemmelser anført i punkt - 5 til den i punkt 6 fastsatte tegningskurs. Each Warrant entitles the Warrant Holder to subscribe for 1 share of nominal value DKK 1.00 in the Company pursuant to the rele-vant conditions as set forth in Clauses 3 - 5 and at the relevant subscription price as de-termined in Clause 6. 2.4 I forbindelse med Selskabets aktiebog skal der føres en fortegnelse over samt-lige udstedte Warrants. In connection with the Company's register of shareholders, a register of all issued War-rants shall be kept. 3 Almindelig udnyttelse af Warrants 3 Ordinary Exercise of the Warrants 3.1 Warrants kan udnyttes i perioden fra 22. maj 2021 til og med 22. maj 2023 ("Ud-nyttelsesperioden") inden for de udnyttel-sesvinduer, der er anført i punkt 3.2. Warrants, der ikke er blevet udnyttet på eller inden den sidste dag i Udnyttelses-perioden, bortfalder automatisk og bliver ugyldige uden yderligere varsel og/eller kompensation til Warrantindehaveren. The Warrants may be exercised in the period from 22 May 2021 until (and including) 22 May 2023 ("Exercise Period") within the win-dows set forth in Clause 3.2. Warrants which have not been exercised on or before the last day of the Exercise Period will automatically lapse and become void without any further notice and/or compensation to the Warrant Holder. 3.2 Inden for Udnyttelsesperioden kan War-rants udnyttes fire gange om året i et 4 ugers udnyttelses-vindue, der begynder Within the Exercise Period, the Warrants may be exercised four times a year during a 4-week window starting from the time of publication of either the Company's annual 4

på tidspunktet for offentliggørelse af en-ten Selskabets årsregnskab eller periode-regnskab (henholdsvis 3, 6 eller 9 måne-der). report or quarterly or semi-annual reports (respectively 3, 6 and 9 months). 3.3 Warrantindehaveren er berettiget til at udnytte alle eller en del af sine Warrants. Warrantindehaveren kan dog ikke udnytte mindre end 25 procent ad gangen af det samlede antal Warrants, der er blevet til-delt Warrantindehaveren i henhold til Af-talen. The Warrant Holder is entitled to exercise all or part of his or her Warrants. However, the Warrant Holder cannot exercise less than 25 per cent of the total number of Warrants granted in accordance with this Agreement at a time. 4 Ekstraordinær udnyttelse af Warrants 4 Extraordinary Exercise of the War-rants 4.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 5 Praktisk udnyttelse af Warrants 5 Practicalities in connection with Exercise of the Warrants 5.1 Se bilag 8.1.C (ingen ændringer). See exhibit 8.1.C (no changes). 6 Tegningskurs for aktier ved udnyt-telse af Warrants 6 Subscription Price for Shares in connection with the Exercise of Warrants 6.1 Hver Warrant giver Warrantindehaveren ret til at tegne 1 aktie à nominelt kr. 1,00 i Selskabet til en tegningspris på kr. 100,80 ("Tegningskursen"). Each Warrant entitles the Warrant Holder to subscribe for 1 share in the Company of a nominal value of DKK 1.00 at a subscription price of DKK 100.80 (the "Subscription Price"). 6.2 Tegningskursen kan reguleres som anført i Aftalen. The Subscription Price may be regulated as set out in the Agreement. 6.3 Uanset bestemmelserne i Aftalen, kan Notwithstanding anything set out in the Agreement, in the event that the Warrant 5

Selskabet i tilfælde af, at Warrantindeha-veren ønsker at udnytte Warrants, efter eget skøn beslutte at foretage kontant af-regning i stedet for at udstede aktier i Selskabet til Warrantindehaveren. I så fald skal Selskabet automatisk tilbage-købe de pågældende Warrants fra War-rantindehaveren. Holder gives notice that the Warrant Holder wishes to exercise Warrants, the Company may at its sole discretion decide to make the settlement in cash instead of issuing shares in the Company to the Warrant Holder. Con-sequently, the Company will in such situation automatically buy back the relevant War-rants from the Warrant Holder. 6.4 Såfremt Selskabet beslutter at tilbage-købe Warrants, skal Selskabet tilbagebe-tale det relevante tegningsbeløb, som Warrantindehaveren har betalt til Selska-bet i forbindelse med afgivelsen af udnyt-telsesmeddelelsen. Herudover skal Sel-skabet betale Warrantindehaveren et kontant beløb for hver Warrant, som ud-nyttes af Warrantindehaveren, svarende til den gennemsnitlige markedskurs per aktie på tidspunktet for Warrantindehave-rens afgivelse af udnyttelsesmeddelelsen med fradrag af et beløb svarende til Teg-ningskursen ("Kontantbeløbet"). Kontant-beløbet betales efter fradrag af A-skat og andre lovpligtige beløb, der skal indehol-des af Selskabet. Efter betaling er gen-nemført, skal de relevante Warrants be-tragtes som værende overdraget tilbage til Selskabet, og Warrantindehaveren har således ingen rettigheder vedrørende med disse Warrants. If the Company decides to buy back War-rants, the Company shall repay the relevant subscription amount paid to the Company by the Warrant Holder in connection with the delivery of the exercise notice. Further, the Company shall pay to the Warrant Holder a cash amount for each Warrant exercised by the Warrant Holder equivalent to the aver-age market price per Share on the date on which the exercise notice has been served by the Warrant Holder deducted an amount equivalent to the Subscription Price (the "Cash Amount"). The Cash Amount shall be paid after deduction of income tax ("A-tax") and other statutory amounts to be withheld by the Company. Upon such payment the relevant Warrants shall be considered trans-ferred back to the Company and the Warrant Holder shall consequently have no further rights with respect to such Warrants. 6.5 Såfremt Selskabet beslutter at tilbage-købe Warrants og foretage kontant afreg-ning i stedet for at udstede aktier i Sel-skabet, skal Selskabet underrette War-rantindehaveren herom inden 30 dage ef-If the Company decides to buy back War-rants and make the settlement in cash in-stead of delivering shares in the Company, the Company must inform the Warrant Holder hereof within 30 days after having re-ceived the exercise notice. 6 ter modtagelsen af udnyttelsesmeddelel-sen. 7 Regulering af vilkår for Warrants ved visse definerede ændringer i Selska-bets kapitalforhold 7 Adjustment of the Conditions for Warrants in case of certain defined Changes in the Company's Capital Structure 7.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 8 Omsættelighed 8 Transferability 8.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 9 Vilkår for nye aktier udstedt ved ud-nyttelse af Warrants 9 Conditions for New Shares issued following Exercise of the Warrants 9.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 10 Kapitalforhøjelse ved udnyttelse Warrants af 10 Capital Increase in connection with the Exercise of the Warrants 10.1 Såfremt Warrantindehaveren giver retti-dig meddelelse om udnyttelse af War-In the event that the Warrant Holder gives notification on time of the exercise of the Warrants, the Company shall carry out the relating increase of capital. rants, skal Selskabet gennemføre dertil hørende kapitalforhøjelse. den 10.2 Størstebeløbet af den kapital, der kan The maximum increase of capital that may be subscribed on basis of Warrants is nomi-nally DKK 515,500 (up to 515,500 shares at DKK 1.00 each) and the minimum amount is DKK 1.00 (1 share at DKK 1.00) The maxi-mum amount may be increased or reduced in accordance with the provisions on adjust-ment set forth in Clause 7. tegnes på grundlag af Warrants er nomi-nelt kr. 515.500 (op til 515.500 aktier à kr. 1,00) og mindstebeløbet er kr. 1,00 (1 aktie à kr. 1,00) Størstebeløbet kan for-øges eller reduceres i henhold til bestem-melserne om regulering i punkt 7. 7

11 Omkostninger i forbindelse med stedelse af aktier ud-11 Costs related to the Issue of Shares 11.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes) 12 Ophør af ansættelsesforholdet - War-rantindehavere, der er medarbejdere 12 Cease of Employment Status - War-rant Holders who are Employees 12.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 13 Insiderhandel 13 Insider Trading 13.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 14 Skattemæssige forhold 14 Tax Implications 14.1 Warrants skal være underlagt melserne i ligningslovens § 7 P. bestem-Warrants shall be subject to the provisions of Section 7 P of the Danish Tax Assessment Act. 14.2 Samtlige skattemæssige forpligtelser og konsekvenser for Warrantindehaveren-som følge af Warrantaftalen, de udstedte Warrants eller de erhvervede aktier gen-nem udnyttelse af disse Warrants er alene Warrantindehaverens ansvar og er Sel-skabet uvedkommende. All tax obligations and consequences to the Warrant Holder resulting from this Agree-ment, the Warrants issued or the shares ac-quired by the exercise of such Warrants, are the sole responsibility of the Warrant Holder and of no concern to the Company. 14.3 Warrantindehaveren er kraftigt opfordret til at søge skattemæssig rådgivning i for-bindelse med indgåelsen af Warrantafta-len. The Warrant Holder is strongly encouraged to seek tax advice in connection with enter-ing into this Agreement. 15 Sprog 15 Language 15.1 Se bilag 8.1.A (ingen ændringer) See exhibit 8.1.A (no changes). * 13 June 2019 8

BILAG 8.4.K TIL VEDTÆGTER FOR EXHIBIT 8.4.K TO THE ARTICLES OF ASSOCIATION FOR ZEALAND PHARMA A/S ZEALAND PHARMA A/S

INDHOLDSFORTEGNELSE/TABLE OF CONTENTS 1 1 2 2 3 3 4 4 5 5 6 6 FORMÅL....................................................................................................... 3 PURPOSE ..................................................................................................... 3 TILDELING AF WARRANTS ............................................................................... 3 GRANT OF WARRANTS .................................................................................... 3 ALMINDELIG UDNYTTELSE AF WARRANTS .......................................................... 4 ORDINARY EXERCISE OF THE WARRANTS .......................................................... 4 EKSTRAORDINÆR UDNYTTELSE AF WARRANTS ................................................... 5 EXTRAORDINARY EXERCISE OF THE WARRANTS .................................................. 5 PRAKTISK UDNYTTELSE AF WARRANTS .............................................................. 5 PRACTICALITIES IN CONNECTION WITH EXERCISE OF THE WARRANTS ................... 5 TEGNINGSKURS FOR AKTIER VED UDNYTTELSE AF WARRANTS .............................. 5 SUBSCRIPTION PRICE FOR SHARES IN CONNECTION WITH THE EXERCISE OF WARRANTS .................................................................................................. 5 REGULERING AF VILKÅR FOR WARRANTS VED VISSE DEFINEREDE ÆNDRINGER I SELSKABETS KAPITALFORHOLD ....................................................................... 7 ADJUSTMENT OF THE CONDITIONS FOR WARRANTS IN CASE OF CERTAIN DEFINED CHANGES IN THE COMPANY'S CAPITAL STRUCTURE ............................................. 7 OMSÆTTELIGHED .......................................................................................... 7 TRANSFERABILITY ......................................................................................... 7 VILKÅR FOR NYE AKTIER UDSTEDT VED UDNYTTELSE AF WARRANTS ...................... 7 CONDITIONS FOR NEW SHARES ISSUED FOLLOWING EXERCISE OF THE WARRANTS ................................................................................................................. 7 KAPITALFORHØJELSE VED UDNYTTELSE AF WARRANTS ........................................ 7 CAPITAL INCREASE IN CONNECTION WITH THE EXERCISE OF THE WARRANTS ......... 7 OMKOSTNINGER I FORBINDELSE MED UDSTEDELSE AF AKTIER ............................. 7 COSTS RELATED TO THE ISSUE OF SHARES ....................................................... 7 OPHØR AF ANSÆTTELSESFORHOLDET ............................................................... 8 CEASE OF EMPLOYMENT STATUS ...................................................................... 8 INSIDERHANDEL ........................................................................................... 9 INSIDER TRADING ......................................................................................... 9 SKATTEMÆSSIGE FORHOLD ............................................................................ 9 TAX IMPLICATIONS ........................................................................................ 9 SPROG ........................................................................................................ 9 LANGUAGE ................................................................................................... 9 7 7 8 8 9 9 10 10 11 11 12 12 13 13 14 14 15 15 2

1 Formål 1 Purpose 1.1 På bestyrelsesmødet i Zealand Pharma A/S ("Selskabet") den 15. oktober 2018 blev der i overensstemmelse med ved-tægternes punkt 8.4 vedtaget følgende nye bestemmelser vedrørende udstedelse af warrants til visse af Selskabets medar-At the board meeting held in Zealand Pharma A/S (the "Company") on 15 October 2018, the following new provisions were adopted in accordance with Article 8.4 of the Articles of Association concerning the issuing of war-rants to certain employees of the Company (the "Warrant Holder") ("Warrants"). bejdere rants"). ("Warrantindehaver") ("War-1.2 Bestyrelsen har besluttet at udstede op til 40.000 warrants i Selskabet til tegning af op til 40.000 aktier til kr. 1,00 (nominelt kr. 40.000) i henhold til vedtægternes punkt 8.4. The Board of Directors has decided to issue up to 40,000 Warrants in the Company for the subscription of up to 40,000 shares of DKK 1.00 (nominally DKK 40,000) according to Article 8.4 of the Articles of Association. 1.3 Tegning af Warrants har fundet sted ved elektronisk underskrivelse af warrantaf-tale ("Warrantaftale"). The subscription of Warrants took place by electronically signing of warrant agreement (the "Warrant Agreement") 1.4 Warrants berettiger Warrantindehaveren til at tegne aktier på de i bilag 8.1.A, som modificeret ved bilag 8.1.C til Selskabets vedtægter anførte vilkår, således gælder endvidere følgende modifikationer til bi-lag 8.1.A som modificeret ved bilag 8.1.C: The Warrants entitle the Warrant Holder to subscribe for shares on the terms and condi-tions stipulated in exhibit 8.1.A, as amended by exhibit 8.1.C of the Articles of Association of the Company. Furthermore, the following amendments to exhibit 8.1.A, as amended by exhibit 8.1.C shall apply: 2 Tildeling af Warrants 2 Grant of Warrants 2.1 Hver Warrantindehaver har fået tildelt det antal warrants i Selskabet, som er anført i Selskabets meddelelse til Warrantinde-haveren i "Aktionærportalen" på Selska-bets hjemmeside, som vil være tilgænge-lig den 15. oktober 2018 ("Warrants") i Each Warrant Holder has been granted such number of warrants in the Company as set out in the message from the Company to the Warrant Holder made available at "Aktionær-portalen" at the website of the Company on 15 October 2018 (the "Warrants") in accord-3 overensstemmelse med vilkårene len og Selskabets vedtægter. i Afta-ance with the terms set forth in this Agree-ment and the Company's Articles of Associa-tion. 2.2 Tildeling af Warrants sker uden ning. bereg-The Warrants are granted free of charge. 2.3 Hver Warrant berettiger Warrantindeha-veren til at tegne 1 aktie à nominelt kr. 1,00 i Selskabet i henhold til de relevante bestemmelser anført i punkt - 5 til den i punkt 6 fastsatte tegningskurs. Each Warrant entitles the Warrant Holder to subscribe for 1 share of nominal value DKK 1.00 in the Company pursuant to the rele-vant conditions as set forth in Clauses 3 - 5 and at the relevant subscription price as de-termined in Clause 6. 2.4 I forbindelse med Selskabets aktiebog skal der føres en fortegnelse over samt-lige udstedte Warrants. In connection with the Company's register of shareholders, a register of all issued War-rants shall be kept. 3 Almindelig udnyttelse af Warrants 3 Ordinary Exercise of the Warrants 3.1 Warrants kan udnyttes i perioden fra 15. oktober 2021 til og med 15. oktober 2023 ("Udnyttelsesperioden") inden for de ud-nyttelsesvinduer, der er anført i punkt 3.2. Warrants, der ikke er blevet udnyttet på eller inden den sidste dag i Udnyttel-sesperioden, bortfalder automatisk og bli-ver ugyldige uden yderligere varsel og/el-ler kompensation til Warrantindehaveren. The Warrants may be exercised in the period from 15 October 2021 until (and including) 15 October 2023 ("Exercise Period") within the windows set forth in Clause 3.2. War-rants which have not been exercised on or before the last day of the Exercise Period will automatically lapse and become void without any further notice and/or compensation to the Warrant Holder. 3.2 Inden for Udnyttelsesperioden kan War-rants udnyttes fire gange om året i et 4 ugers udnyttelses-vindue, der begynder på tidspunktet for offentliggørelse af en-ten Selskabets årsregnskab eller periode-regnskab (henholdsvis 3, 6 eller 9 måne-der). Within the Exercise Period, the Warrants may be exercised four times a year during a 4-week window starting from the time of publication of either the Company's annual report or quarterly or semi-annual reports (respectively 3, 6 and 9 months). 4

3.3 Warrantindehaveren er berettiget til at udnytte alle eller en del af sine Warrants. Warrantindehaveren kan dog ikke udnytte mindre end 25 procent ad gangen af det samlede antal Warrants, der er blevet til-delt Warrantindehaveren i henhold til Af-talen. The Warrant Holder is entitled to exercise all or part of his or her Warrants, however, the Warrant Holder cannot exercise less than 25 per cent of the total number of Warrants granted in accordance with this Agreement at a time. 4 Ekstraordinær udnyttelse af Warrants 4 Extraordinary Exercise of the War-rants 4.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 5 Praktisk udnyttelse af Warrants 5 Practicalities in connection with Exercise of the Warrants 5.1 Se bilag 8.1.C (ingen ændringer). See exhibit 8.1.C (no changes). 6 Tegningskurs for aktier ved udnyt-telse af Warrants 6 Subscription Price for Shares in connection with the Exercise of Warrants 6.1 Hver Warrant giver Warrantindehaveren ret til at tegne 1 aktie à nominelt kr. 1,00 i Selskabet til en tegningspris på kr. 90,00 ("Tegningskursen"). Each Warrant entitles the Warrant Holder to subscribe for 1 share in the Company of a nominal value of DKK 1.00 at a subscription price of DKK 90.00 (the "Subscription Price"). 6.2 Tegningskursen kan reguleres som anført i Aftalen. The Subscription Price may be regulated as set out in the Agreement. 6.3 Uanset bestemmelserne i Aftalen, kan Selskabet i tilfælde af, at Warrantindeha-veren ønsker at udnytte Warrants, efter eget skøn beslutte at foretage kontant af-regning i stedet for at udstede aktier i Selskabet til Warrantindehaveren. I så Notwithstanding anything set out in the Agreement, in the event that the Warrant Holder gives notice that the Warrant Holder wishes to exercise Warrants, the Company may at its sole discretion decide to make the settlement in cash instead of issuing shares 5 fald skal Selskabet automatisk tilbage-købe de pågældende Warrants fra War-rantindehaveren. in the Company to the Warrant Holder. Con-sequently, the Company will in such situation automatically buy back the relevant War-rants from the Warrant Holder 6.4 Såfremt Selskabet beslutter at tilbage-købe Warrants, skal Selskabet tilbagebe-tale det relevante tegningsbeløb, som Warrantindehaveren har betalt til Selska-bet i forbindelse med afgivelsen af udnyt-telsesmeddelelsen. Herudover skal Sel-skabet betale Warrantindehaveren et kontant beløb for hver Warrant, som ud-nyttes af Warrantindehaveren, svarende til den gennemsnitlige markedskurs per aktie på tidspunktet for Warrantindehave-rens afgivelse af udnyttelsesmeddelelsen med fradrag af et beløb svarende til Teg-ningskursen ("Kontantbeløbet"). Kontant-beløbet betales efter fradrag af A-skat og andre lovpligtige beløb, der skal indehol-des af Selskabet. Efter betaling er gen-nemført, skal de relevante Warrants be-tragtes som værende overdraget tilbage til Selskabet, og Warrantindehaveren har således ingen rettigheder vedrørende med disse Warrants. If the Company decides to buy back War-rants, the Company shall repay the relevant subscription amount paid to the Company by the Warrant Holder in connection with the delivery of the exercise notice. Further, the Company shall pay to the Warrant Holder a cash amount for each Warrant exercised by the Warrant Holder equivalent to the aver-age market price per Share on the date on which the exercise notice has been served by the Warrant Holder deducted an amount equivalent to the Subscription Price (the "Cash Amount"). The Cash Amount shall be paid after deduction of income tax ("A-tax") and other statutory amounts to be withheld by the Company. Upon such payment the relevant Warrants shall be considered trans-ferred back to the Company and the Warrant Holder shall consequently have no further rights with respect to such Warrants. 6.5 Såfremt Selskabet beslutter at tilbage-købe Warrants og foretage kontant afreg-ning i stedet for at udstede aktier i Sel-skabet, skal Selskabet underrette War-rantindehaveren herom inden 30 dage ef-ter modtagelsen af udnyttelsesmeddelel-sen. If the Company decides to buy back War-rants and make the settlement in cash in-stead of delivering shares in the Company, the Company must inform the Warrant Holder hereof within 30 days after having re-ceived the exercise notice. 6

7 Regulering af vilkår for Warrants ved visse definerede ændringer i Selska-bets kapitalforhold 7 Adjustment of the Conditions for Warrants in case of certain defined Changes in the Company's Capital Structure 7.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 8 Omsættelighed 8 Transferability 8.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 9 Vilkår for nye aktier udstedt ved ud-nyttelse af Warrants 9 Conditions for New Shares issued following Exercise of the Warrants 9.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 10 Kapitalforhøjelse ved udnyttelse Warrants af 10 Capital Increase in connection with the Exercise of the Warrants 10.1 Såfremt Warrantindehaveren giver retti-dig meddelelse om udnyttelse af War-In the event that the Warrant Holder gives notification on time of the exercise of the Warrants, the Company shall carry out the relating increase of capital. rants, skal Selskabet gennemføre dertil hørende kapitalforhøjelse. den 10.2 Størstebeløbet af den kapital, der kan The maximum increase of capital that may be subscribed on basis of Warrants is nomi-nally DKK 40,000 (up to 40,000 shares at DKK 1.00 each) and the minimum amount is DKK 1.00 (1 share at DKK 1.00) The maxi-mum amount may be increased or reduced in accordance with the provisions on adjust-ment set forth in Clause 7. tegnes på grundlag af Warrants er nomi-nelt kr. 40.000 (op til 40.000 aktier à kr. 1,00) og mindstebeløbet er kr. 1,00 (1 aktie à kr. 1,00) Størstebeløbet kan for-øges eller reduceres i henhold til bestem-melserne om regulering i punkt 7. 11 Omkostninger i forbindelse med stedelse af aktier ud-11 Costs related to the Issue of Shares 11.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes) 7

12 Ophør af ansættelsesforholdet 12 Cease of Employment Status 12.1 Hvis Warrantindehaveren opsiger ansæt-telsesforholdet, der er indgået med Sel-skabet, hvis ansættelseskontrakten opsi-ges af Selskabet begrundet i Warrantin-dehaverens grove misligholdelse af an-sættelsesforholdet, eller hvis Warrantin-dehaveren har givet anledning til at blive lovligt bortvist, bortfalder samtlige uud-nyttede Warrants - uanset om de kan ud-nyttes eller ej (er "modnede") - straks og uden kompensation. If the Warrant Holder terminates the em-ployment with the Employer, if the employ-ment is terminated by the Employer due to the Warrant Holder's material breach of the employment relationship or if the Warrant Holder has been dismissed summarily in a legitimate way due to cause, all un-exercised warrants - whether the Warrants have be-come exercisable or not ("vested") - will lapse immediately without any compensation being payable. 12.2 Hvis Selskabet opsiger ansættelsesforhol-det, og opsigelsen ikke skyldes Warrant-indehaverens grove misligholdelse af an-sættelsesforholdet eller lovlig bortvisning af Warrantindehaveren eller Warrantinde-haverens død, kan Warrants, som er mod-nede (se punkt 12.3) på tidspunktet for udløbet af opsigelsesperioden, udnyttes senest inden for det førstkommende ordi-nære udnyttelsesvindue efter udløbet af opsigelsesperioden. Warrants, der ikke udnyttes som beskrevet i dette punkt 12.2, bortfalder uden kompensation. Det præciseres, at Warrants, som ikke er modnede ved opsigelsesperiodens udløb, bortfalder uden kompensation til War-rantindehaveren. If the Employer terminates the employment and this is not due to the Warrant Holder's material breach of the employment relation-ship or to the Warrant Holder having been dismissed summarily in a legitimate way or if the Warrant Holder dies, Warrants that have vested (see Clause 12.3) on the date of termination of notice being served may be exercised at the latest in the first ordinary exercise window following the date of the termination notice being served. Warrants not exercised as set out in this Clause 0 will lapse without any compensation being paya-ble. For the avoidance of doubt, Warrants that are not vested on the date of the termi-nation notice being served shall lapse with-out any compensation being payable to the Warrant Holder. 12.3 Warrants shall vest monthly starting on 15 October 2018 and ending on 15 Octo-ber 2021. Warrants shall vest monthly starting on 15 October 2018 and ending on 15 October 2021. 8

12.4 Hvis Warrantindehaveren opsiger ansæt-telsesforholdet, og opsigelsen skyldes grov misligholdelse fra Selskabets side, er Warrantindehaveren berettiget til at ud-nytte Warrrants i henhold til betingel-serne i Aftalen, som om Warrantindeha-veren stadig var ansat i Selskabet. If the Warrant Holder terminates the em-ployment and the termination is due to the material breach by the Employer, the War-rant Holder is entitled to exercise Warrants in accordance with the terms set out in this Agreement as if the Warrant Holder was still employed with the Company. 13 Insiderhandel 13 Insider Trading 13.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 14 Skattemæssige forhold 14 Tax Implications 14.1 Samtlige skattemæssige forpligtelser og All tax obligations and consequences to the Warrant Holder resulting from this Agree-ment, the Warrants issued or the shares ac-quired by the exercise of such Warrants, are the sole responsibility of the Warrant Holder and of no concern to the Company. konsekvenser for Warrantindehaveren-som følge af Warrantaftalen, de udstedte Warrants eller de erhvervede aktier gen-nem udnyttelse af disse Warrants er alene Warrantindehaverens ansvar og er Sel-skabet uvedkommende. 14.2 Warrantindehaveren er kraftigt opfordret til at søge skattemæssig rådgivning i for-bindelse med indgåelsen af Warrantafta-len. The Warrant Holder is strongly encouraged to seek tax advice in connection with enter-ing into this Agreement. 15 Sprog 15 Language 15.1 Se bilag 8.1.A (ingen ændringer) See exhibit 8.1.A (no changes). * 13 June 2019 9

BILAG 8.4.L TIL VEDTÆGTER FOR EXHIBIT 8.4.L TO THE ARTICLES OF ASSOCIATION FOR ZEALAND PHARMA A/S ZEALAND PHARMA A/S

INDHOLDSFORTEGNELSE/TABLE OF CONTENTS 1 1 2 2 3 3 4 4 5 5 6 6 FORMÅL....................................................................................................... 3 PURPOSE ..................................................................................................... 3 TILDELING AF WARRANTS ............................................................................... 3 GRANT OF WARRANTS .................................................................................... 3 ALMINDELIG UDNYTTELSE AF WARRANTS .......................................................... 4 ORDINARY EXERCISE OF THE WARRANTS .......................................................... 4 EKSTRAORDINÆR UDNYTTELSE AF WARRANTS ................................................... 5 EXTRAORDINARY EXERCISE OF THE WARRANTS .................................................. 5 PRAKTISK UDNYTTELSE AF WARRANTS .............................................................. 5 PRACTICALITIES IN CONNECTION WITH EXERCISE OF THE WARRANTS ................... 5 TEGNINGSKURS FOR AKTIER VED UDNYTTELSE AF WARRANTS .............................. 5 SUBSCRIPTION PRICE FOR SHARES IN CONNECTION WITH THE EXERCISE OF WARRANTS .................................................................................................. 5 REGULERING AF VILKÅR FOR WARRANTS VED VISSE DEFINEREDE ÆNDRINGER I SELSKABETS KAPITALFORHOLD ....................................................................... 7 ADJUSTMENT OF THE CONDITIONS FOR WARRANTS IN CASE OF CERTAIN DEFINED CHANGES IN THE COMPANY'S CAPITAL STRUCTURE ............................................. 7 OMSÆTTELIGHED .......................................................................................... 7 TRANSFERABILITY ......................................................................................... 7 VILKÅR FOR NYE AKTIER UDSTEDT VED UDNYTTELSE AF WARRANTS ...................... 7 CONDITIONS FOR NEW SHARES ISSUED FOLLOWING EXERCISE OF THE WARRANTS ................................................................................................................. 7 KAPITALFORHØJELSE VED UDNYTTELSE AF WARRANTS ........................................ 7 CAPITAL INCREASE IN CONNECTION WITH THE EXERCISE OF THE WARRANTS ......... 7 OMKOSTNINGER I FORBINDELSE MED UDSTEDELSE AF AKTIER ............................. 7 COSTS RELATED TO THE ISSUE OF SHARES ....................................................... 7 OPHØRAFANSÆTTELSESFORHOLDET-WARRANTINDEHAVERE,DERER MEDARBEJDERE ............................................................................................ 8 CEASE OF EMPLOYMENT STATUS - WARRANT HOLDERS WHO ARE EMPLOYEES.......... 8 INSIDERHANDEL ........................................................................................... 8 INSIDER TRADING ......................................................................................... 8 SKATTEMÆSSIGE FORHOLD ............................................................................ 8 TAX IMPLICATIONS ........................................................................................ 8 SPROG ........................................................................................................ 8 LANGUAGE ................................................................................................... 8 7 7 8 8 9 9 10 10 11 11 12 12 13 13 14 14 15 15 2

1 Formål 1 Purpose 1.1 På bestyrelsesmødet i Zealand Pharma A/S ("Selskabet") den 10. april 2019 blev der i overensstemmelse med vedtægter-nes punkt 8.4 vedtaget følgende nye be-stemmelser vedrørende udstedelse af warrants til visse af Selskabets medarbej-dere ("Warrantindehaver") ("Warrants"). At the board meeting held in Zealand Pharma A/S (the "Company") on 10 April 2019, the following new provisions were adopted in ac-cordance with Articles 8.4 of the Articles of Association concerning the issuing of war-rants to certain employees of the Company (the "Warrant Holder") ("Warrants"). 1.2 Bestyrelsen har besluttet at udstede op til 397.750 warrants i Selskabet til tegning af op til 397.750 aktier til kr. 1,00 (nomi-nelt kr. 397.750) i henhold til vedtægter-nes punkt 8.4. The Board of Directors has decided to issue up to 397,750 Warrants in the Company for the subscription of up to 397,750 shares of DKK 1.00 (nominally DKK 397,750) accord-ing to Articles 8.4 of the Articles of Associa-tion. 1.3 Tegning af Warrants har fundet sted ved elektronisk underskrivelse af warrantaf-tale ("Warrantaftale"). The subscription of Warrants took place by electronically signing of warrant agreement (the "Warrant Agreement") 1.4 Warrants berettiger Warrantindehaveren til at tegne aktier på de i bilag 8.1.A, som modificeret ved bilag 8.1.C, til Selskabets vedtægter anførte vilkår, således gælder endvidere følgende modifikationer til bi-The Warrants entitle the Warrant Holder to subscribe for shares on the terms and condi-tions stipulated in exhibit 8.1.A, as amended by exhibit 8.1.C of the Articles of Association of the Company. Furthermore, the following amendments to exhibit 8.1.A, as amended by exhibit 8.1.C shall apply: lag 8.1.A, som modificeret 8.1.C: ved bilag 2 Tildeling af Warrants 2 Grant of Warrants 2.1 Hver Warrantindehaver har fået tildelt det antal warrants i Selskabet, som er anført i Selskabets meddelelse til Warrantinde-haveren i "Aktionærportalen" på Selska-bets hjemmeside, som vil være tilgænge-Each Warrant Holder has been granted such number of warrants in the Company as set out in the message from the Company to the Warrant Holder made available at "Aktionær-portalen" at the website of the Company on 10 April 2019 (the "Warrants") in accordance 3 lig den 10. april 2019 ("Warrants") i over-ensstemmelse med vilkårene i Aftalen og Selskabets vedtægter. with the terms set forth in this Agreement and the Company's Articles of Association. 2.2 Tildeling af Warrants sker uden bereg-ning. The Warrants are granted free of charge. 2.3 Hver Warrant berettiger Warrantindeha-veren til at tegne 1 aktie à nominelt kr. 1,00 i Selskabet i henhold til de relevante bestemmelser anført i punkt - 5 til den i punkt 6 fastsatte tegningskurs. Each Warrant entitles the Warrant Holder to subscribe for 1 share of nominal value DKK 1.00 in the Company pursuant to the rele-vant conditions as set forth in Clauses 3 - 5 and at the relevant subscription price as de-termined in Clause 6. 2.4 I forbindelse med Selskabets aktiebog skal der føres en fortegnelse over samt-lige udstedte Warrants. In connection with the Company's register of shareholders, a register of all issued War-rants shall be kept. 3 Almindelig udnyttelse af Warrants 3 Ordinary Exercise of the Warrants 3.1 Warrants kan udnyttes i perioden fra 10. april 2022 til og med 10. april 2024 ("Ud-nyttelsesperioden") inden for de udnyttel-sesvinduer, der er anført i punkt 3.2. Warrants, der ikke er blevet udnyttet på eller inden den sidste dag i Udnyttelses-perioden, bortfalder automatisk og bliver ugyldige uden yderligere varsel og/eller kompensation til Warrantindehaveren. The Warrants may be exercised in the period from 10 April 2022 until (and including) 10 April 2024 ("Exercise Period") within the windows set forth in Clause 3.2. Warrants which have not been exercised on or before the last day of the Exercise Period will auto-matically lapse and become void without any further notice and/or compensation to the Warrant Holder. 3.2 Inden for Udnyttelsesperioden kan War-rants udnyttes fire gange om året i et 4 ugers udnyttelses-vindue, der begynder på tidspunktet for offentliggørelse af en-ten Selskabets årsregnskab eller periode-regnskab (henholdsvis 3, 6 eller 9 måne-der). Within the Exercise Period, the Warrants may be exercised four times a year during a 4-week window starting from the time of publication of either the Company's annual report or quarterly or semi-annual reports (respectively 3, 6 and 9 months). 4

3.3 Warrantindehaveren er berettiget til at udnytte alle eller en del af sine Warrants. Warrantindehaveren kan dog ikke udnytte mindre end 25 procent ad gangen af det samlede antal Warrants, der er blevet til-delt Warrantindehaveren i henhold til Af-talen. The Warrant Holder is entitled to exercise all or part of his or her Warrants. However, the Warrant Holder cannot exercise less than 25 per cent of the total number of Warrants granted in accordance with this Agreement at a time. 4 Ekstraordinær udnyttelse af Warrants 4 Extraordinary Exercise of the War-rants 4.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 5 Praktisk udnyttelse af Warrants 5 Practicalities in connection with Exercise of the Warrants 5.1 Se bilag 8.1.C (ingen ændringer). See exhibit 8.1.C (no changes). 6 Tegningskurs for aktier ved udnyt-telse af Warrants 6 Subscription Price for Shares in connection with the Exercise of Warrants 6.1 Hver Warrant giver Warrantindehaveren ret til at tegne 1 aktie à nominelt kr. 1,00 i Selskabet til en tegningspris på kr. 127,00 ("Tegningskursen"). Each Warrant entitles the Warrant Holder to subscribe for 1 share in the Company of a nominal value of DKK 1.00 at a subscription price of DKK 127.00 (the "Subscription Price"). 6.2 Tegningskursen kan reguleres som anført i Aftalen. The Subscription Price may be regulated as set out in the Agreement. 6.3 Uanset bestemmelserne i Aftalen, kan Selskabet i tilfælde af, at Warrantindeha-veren ønsker at udnytte Warrants, efter eget skøn beslutte at foretage kontant af-regning i stedet for at udstede aktier i Selskabet til Warrantindehaveren. I så Notwithstanding anything set out in the Agreement, in the event that the Warrant Holder gives notice that the Warrant Holder wishes to exercise Warrants, the Company may at its sole discretion decide to make the settlement in cash instead of issuing shares 5 fald skal Selskabet automatisk tilbage-købe de pågældende Warrants fra War-rantindehaveren. in the Company to the Warrant Holder. Con-sequently, the Company will in such situation automatically buy back the relevant War-rants from the Warrant Holder. 6.4 Såfremt Selskabet beslutter at tilbage-købe Warrants, skal Selskabet tilbagebe-tale det relevante tegningsbeløb, som Warrantindehaveren har betalt til Selska-bet i forbindelse med afgivelsen af udnyt-telsesmeddelelsen. Herudover skal Sel-skabet betale Warrantindehaveren et kontant beløb for hver Warrant, som ud-nyttes af Warrantindehaveren, svarende til den gennemsnitlige markedskurs per aktie på tidspunktet for Warrantindehave-rens afgivelse af udnyttelsesmeddelelsen med fradrag af et beløb svarende til Teg-ningskursen ("Kontantbeløbet"). Kontant-beløbet betales efter fradrag af A-skat og andre lovpligtige beløb, der skal indehol-des af Selskabet. Efter betaling er gen-nemført, skal de relevante Warrants be-tragtes som værende overdraget tilbage til Selskabet, og Warrantindehaveren har således ingen rettigheder vedrørende med disse Warrants. If the Company decides to buy back War-rants, the Company shall repay the relevant subscription amount paid to the Company by the Warrant Holder in connection with the delivery of the exercise notice. Further, the Company shall pay to the Warrant Holder a cash amount for each Warrant exercised by the Warrant Holder equivalent to the aver-age market price per Share on the date on which the exercise notice has been served by the Warrant Holder deducted an amount equivalent to the Subscription Price (the "Cash Amount"). The Cash Amount shall be paid after deduction of income tax ("A-tax") and other statutory amounts to be withheld by the Company. Upon such payment the relevant Warrants shall be considered trans-ferred back to the Company and the Warrant Holder shall consequently have no further rights with respect to such Warrants. 6.5 Såfremt Selskabet beslutter at tilbage-købe Warrants og foretage kontant afreg-ning i stedet for at udstede aktier i Sel-skabet, skal Selskabet underrette War-rantindehaveren herom inden 30 dage ef-ter modtagelsen af udnyttelsesmeddelel-sen. If the Company decides to buy back War-rants and make the settlement in cash in-stead of delivering shares in the Company, the Company must inform the Warrant Holder hereof within 30 days after having re-ceived the exercise notice. 6

7 Regulering af vilkår for Warrants ved visse definerede ændringer i Selska-bets kapitalforhold 7 Adjustment of the Conditions for Warrants in case of certain defined Changes in the Company's Capital Structure 7.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 8 Omsættelighed 8 Transferability 8.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 9 Vilkår for nye aktier udstedt ved ud-nyttelse af Warrants 9 Conditions for New Shares issued following Exercise of the Warrants 9.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 10 Kapitalforhøjelse ved udnyttelse Warrants af 10 Capital Increase in connection with the Exercise of the Warrants 10.1 Såfremt Warrantindehaveren giver retti-dig meddelelse om udnyttelse af War-In the event that the Warrant Holder gives notification on time of the exercise of the Warrants, the Company shall carry out the relating increase of capital. rants, skal Selskabet gennemføre dertil hørende kapitalforhøjelse. den 10.2 Størstebeløbet af den kapital, der kan The maximum increase of capital that may be subscribed on basis of Warrants is nomi-nally DKK 397,750 (up to 397,750 shares at DKK 1.00 each) and the minimum amount is DKK 1.00 (1 share at DKK 1.00) The maxi-mum amount may be increased or reduced in accordance with the provisions on adjust-ment set forth in Clause 7. tegnes på grundlag af Warrants er nomi-nelt kr. 397.750 (op til 397.750 aktier à kr. 1,00) og mindstebeløbet er kr. 1,00 (1 aktie à kr. 1,00) Størstebeløbet kan for-øges eller reduceres i henhold til bestem-melserne om regulering i punkt 7. 11 Omkostninger i forbindelse med stedelse af aktier ud-11 Costs related to the Issue of Shares 11.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes) 7

12 Ophør af ansættelsesforholdet - War-rantindehavere, der er medarbejdere 12 Cease of Employment Status - War-rant Holders who are Employees 12.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 13 Insiderhandel 13 Insider Trading 13.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 14 Skattemæssige forhold 14 Tax Implications 14.1 Warrants skal være underlagt melserne i ligningslovens § 7 P. bestem-Warrants shall be subject to the provisions of Section 7 P of the Danish Tax Assessment Act. 14.2 Samtlige skattemæssige forpligtelser og konsekvenser for Warrantindehaveren-som følge af Warrantaftalen, de udstedte Warrants eller de erhvervede aktier gen-nem udnyttelse af disse Warrants er alene Warrantindehaverens ansvar og er Sel-skabet uvedkommende. All tax obligations and consequences to the Warrant Holder resulting from this Agree-ment, the Warrants issued or the shares ac-quired by the exercise of such Warrants, are the sole responsibility of the Warrant Holder and of no concern to the Company. 14.3 Warrantindehaveren er kraftigt opfordret til at søge skattemæssig rådgivning i for-bindelse med indgåelsen af Warrantafta-len. The Warrant Holder is strongly encouraged to seek tax advice in connection with enter-ing into this Agreement. 15 Sprog 15 Language 15.1 Se bilag 8.1.A (ingen ændringer) See exhibit 8.1.A (no changes). * 13 June 2019 8

BILAG 8.4.M TIL VEDTÆGTER FOR EXHIBIT 8.4.M TO THE ARTICLES OF ASSOCIATION FOR ZEALAND PHARMA A/S ZEALAND PHARMA A/S

INDHOLDSFORTEGNELSE/TABLE OF CONTENTS 1 1 2 2 3 3 4 4 5 5 6 6 FORMÅL....................................................................................................... 3 PURPOSE ..................................................................................................... 3 TILDELING AF WARRANTS ............................................................................... 3 GRANT OF WARRANTS .................................................................................... 3 ALMINDELIG UDNYTTELSE AF WARRANTS .......................................................... 4 ORDINARY EXERCISE OF THE WARRANTS .......................................................... 4 EKSTRAORDINÆR UDNYTTELSE AF WARRANTS ................................................... 5 EXTRAORDINARY EXERCISE OF THE WARRANTS .................................................. 5 PRAKTISK UDNYTTELSE AF WARRANTS .............................................................. 5 PRACTICALITIES IN CONNECTION WITH EXERCISE OF THE WARRANTS ................... 5 TEGNINGSKURS FOR AKTIER VED UDNYTTELSE AF WARRANTS .............................. 5 SUBSCRIPTION PRICE FOR SHARES IN CONNECTION WITH THE EXERCISE OF WARRANTS .................................................................................................. 5 REGULERING AF VILKÅR FOR WARRANTS VED VISSE DEFINEREDE ÆNDRINGER I SELSKABETS KAPITALFORHOLD ....................................................................... 7 ADJUSTMENT OF THE CONDITIONS FOR WARRANTS IN CASE OF CERTAIN DEFINED CHANGES IN THE COMPANY'S CAPITAL STRUCTURE ............................................. 7 OMSÆTTELIGHED .......................................................................................... 7 TRANSFERABILITY ......................................................................................... 7 VILKÅR FOR NYE AKTIER UDSTEDT VED UDNYTTELSE AF WARRANTS ...................... 7 CONDITIONS FOR NEW SHARES ISSUED FOLLOWING EXERCISE OF THE WARRANTS ................................................................................................................. 7 KAPITALFORHØJELSE VED UDNYTTELSE AF WARRANTS ........................................ 7 CAPITAL INCREASE IN CONNECTION WITH THE EXERCISE OF THE WARRANTS ......... 7 OMKOSTNINGER I FORBINDELSE MED UDSTEDELSE AF AKTIER ............................. 7 COSTS RELATED TO THE ISSUE OF SHARES ....................................................... 7 OPHØRAFANSÆTTELSESFORHOLDET-WARRANTINDEHAVERE,DERER MEDARBEJDERE ............................................................................................ 8 CEASE OF EMPLOYMENT STATUS - WARRANT HOLDERS WHO ARE EMPLOYEES.......... 8 INSIDERHANDEL ........................................................................................... 9 INSIDER TRADING ......................................................................................... 9 SKATTEMÆSSIGE FORHOLD ............................................................................ 9 TAX IMPLICATIONS ........................................................................................ 9 SPROG ...................................................................................................... 10 LANGUAGE ................................................................................................. 10 7 7 8 8 9 9 10 10 11 11 12 12 13 13 14 14 15 15 2

1 Formål 1 Purpose 1.1 På bestyrelsesmødet i Zealand Pharma A/S ("Selskabet") den 13. juni 2019 blev der i overensstemmelse med vedtægter-nes punkt 8.4 vedtaget følgende nye be-stemmelser vedrørende udstedelse af warrants til visse af Selskabets medarbej-dere ("Warrantindehaver") ("Warrants"). At the board meeting held in Zealand Pharma A/S (the "Company") on 13 June 2019, the following new provisions were adopted in ac-cordance with Articles 8.4 of the Articles of Association concerning the issuing of war-rants to certain employees of the Company (the "Warrant Holder") ("Warrants"). 1.2 Bestyrelsen har besluttet at udstede op til 168.388 warrants i Selskabet til tegning af op til 168.388 aktier til kr. 1,00 (nomi-nelt kr. 168.388) i henhold til vedtægter-nes punkt 8.4. The Board of Directors has decided to issue up to 168,388 Warrants in the Company for the subscription of up to 168,388 shares of DKK 1.00 (nominally DKK 168,388) accord-ing to Articles 8.4 of the Articles of Associa-tion. 1.3 Warrants berettiger Warrantindehaveren til at tegne aktier på de i bilag 8.1.A, som modificeret ved bilag 8.1.C, til Selskabets vedtægter anførte vilkår. The Warrants entitle the Warrant Holder to subscribe for shares on the terms and condi-tions stipulated in exhibit 8.1.A, as amended by exhibit 8.1.C of the Articles of Association of the Company. 2 Tildeling af Warrants 2 Grant of Warrants 2.1 Hver Warrantindehaver har fået tildelt det antal warrants i Selskabet, som er anført i Selskabets meddelelse til Warrantinde-haveren i "Aktionærportalen" på Selska-bets hjemmeside, som vil være tilgænge-lig den 13. juni 2019 ("Warrants") i over-ensstemmelse med vilkårene i den/de warrantaftale(r), hvor tegning af War-rants i henhold til dette bilag har fundet sted ("Warrantaftalen") og Selskabets vedtægter. Each Warrant Holder has been granted such number of warrants in the Company as set out in the message from the Company to the Warrant Holder made available at "Aktionær-portalen" at the website of the Company on 13 June 2019 (the "Warrants") in accordance with the terms set forth in the warrant agreement(s) whereby subscription for the Warrants in accordance with this exhibit has/have taken place (the "Warrant Agree-ment") and the Company's Articles of Asso-ciation. 3

2.2 Tildeling af Warrants sker uden bereg-ning. The Warrants are granted free of charge. 2.3 Hver Warrant berettiger Warrantindeha-veren til at tegne 1 aktie à nominelt kr. 1,00 i Selskabet i henhold til de relevante bestemmelser anført i punkt 3 - 5 til den i punkt 6 fastsatte tegningskurs. Each Warrant entitles the Warrant Holder to subscribe for 1 share of nominal value DKK 1.00 in the Company pursuant to the rele-vant conditions as set forth in Clauses 3 - 5 and at the relevant subscription price as de-termined in Clause 6. 2.4 I forbindelse med Selskabets aktiebog skal der føres en fortegnelse over samt-lige udstedte Warrants. In connection with the Company's register of shareholders, a register of all issued War-rants shall be kept. 3 Almindelig udnyttelse af Warrants 3 Ordinary Exercise of the Warrants 3.1 Warrants kan udnyttes i perioden fra 13. juni 2022 til og med 13. juni 2024 ("Ud-nyttelsesperioden") inden for de udnyttel-sesvinduer, der er anført i punkt 3.2. Warrants, der ikke er blevet udnyttet på eller inden den sidste dag i Udnyttelses-perioden, bortfalder automatisk og bliver ugyldige uden yderligere varsel og/eller kompensation til Warrantindehaveren. The Warrants may be exercised in the period from 13 June 2022 until (and including) 13 June 2024 ("Exercise Period") within the windows set forth in Clause 3.2. Warrants which have not been exercised on or before the last day of the Exercise Period will auto-matically lapse and become void without any further notice and/or compensation to the Warrant Holder. 3.2 Inden for Udnyttelsesperioden kan War-rants udnyttes fire gange om året i et 4 ugers udnyttelsesvindue, der begynder på tidspunktet for offentliggørelse af enten Selskabets årsregnskab eller periode-regnskab (henholdsvis 3, 6 eller 9 måne-der). Within the Exercise Period, the Warrants may be exercised four times a year during a 4-week window starting from the time of publication of either the Company's annual report or quarterly or semi-annual reports (respectively 3, 6 and 9 months). 3.3 Warrantindehaveren er berettiget til at udnytte alle eller en del af sine Warrants. Warrantindehaveren kan dog ikke udnytte The Warrant Holder is entitled to exercise all or part of his or her Warrants. However, the Warrant Holder cannot exercise less than 25 4 mindre end 25 procent ad gangen af det samlede antal Warrants, der er blevet til-delt Warrantindehaveren i henhold til Warrantaftalen. per cent of the total number of Warrants granted in accordance with the Warrant Agreement at a time. 4 Ekstraordinær udnyttelse af Warrants 4 Extraordinary Exercise of the War-rants 4.1 Se bilag 8.1.A, som skal finde anvendelse med den modifikation at henvisningen deri til § 31-32 i værdipapirhandelsloven skal erstattes med en henvisning til § 44-47 i kapitalmarkedsloven See exhibit 8.1.A, which shall apply with the modification that the reference therein to Section 31-32 of the Danish Securities Trad-ing Act shall be replaced by a reference to Section 44-47 of the Danish Capital Markets Act. 5 Praktisk udnyttelse af Warrants 5 Practicalities in connection with Exercise of the Warrants 5.1 Se bilag 8.1.C (ingen ændringer). See exhibit 8.1.C (no changes). 6 Tegningskurs for aktier ved udnyt-telse af Warrants 6 Subscription Price for Shares in connection with the Exercise of Warrants 6.1 Hver Warrant giver Warrantindehaveren ret til at tegne 1 aktie à nominelt kr. 1,00 i Selskabet til en tegningspris på kr. 138,60 ("Tegningskursen"). Each Warrant entitles the Warrant Holder to subscribe for 1 share in the Company of a nominal value of DKK 1.00 at a subscription price of DKK 138.60 (the "Subscription Price"). 6.2 Tegningskursen kan reguleres som anført i Warrantaftalen. The Subscription Price may be regulated as set out in the Warrant Agreement. 6.3 Uanset bestemmelserne i Warrantaftalen, kan Selskabet i tilfælde af, at Warrantin-dehaveren ønsker at udnytte Warrants, efter eget skøn beslutte at foretage kon-Notwithstanding anything set out in the War-rant Agreement, in the event that the War-rant Holder gives notice that the Warrant Holder wishes to exercise Warrants, the Company may at its sole discretion decide to 5 tant afregning i stedet for at udstede ak-tier i Selskabet til Warrantindehaveren. I så fald skal Selskabet automatisk tilbage-købe de pågældende Warrants fra War-rantindehaveren. make the settlement in cash instead of issu-ing shares in the Company to the Warrant Holder. Consequently, the Company will in such situation automatically buy back the relevant Warrants from the Warrant Holder. 6.4 Såfremt Selskabet beslutter at tilbage-købe Warrants, skal Selskabet tilbagebe-tale det relevante tegningsbeløb, som Warrantindehaveren har betalt til Selska-bet i forbindelse med afgivelsen af udnyt-telsesmeddelelsen. Herudover skal Sel-skabet betale Warrantindehaveren et kontant beløb for hver Warrant, som ud-nyttes af Warrantindehaveren, svarende til den gennemsnitlige markedskurs per aktie på tidspunktet for Warrantindehave-rens afgivelse af udnyttelsesmeddelelsen med fradrag af et beløb svarende til Teg-ningskursen ("Kontantbeløbet"). Kontant-beløbet betales efter fradrag af A-skat og andre lovpligtige beløb, der skal indehol-des af Selskabet. Efter betaling er gen-nemført, skal de relevante Warrants be-tragtes som værende overdraget tilbage til Selskabet, og Warrantindehaveren har således ingen rettigheder vedrørende med disse Warrants. If the Company decides to buy back War-rants, the Company shall repay the relevant subscription amount paid to the Company by the Warrant Holder in connection with the delivery of the exercise notice. Further, the Company shall pay to the Warrant Holder a cash amount for each Warrant exercised by the Warrant Holder equivalent to the aver-age market price per Share on the date on which the exercise notice has been served by the Warrant Holder deducted an amount equivalent to the Subscription Price (the "Cash Amount"). The Cash Amount shall be paid after deduction of income tax ("A-tax") and other statutory amounts to be withheld by the Company. Upon such payment the relevant Warrants shall be considered trans-ferred back to the Company and the Warrant Holder shall consequently have no further rights with respect to such Warrants. 6.5 Såfremt Selskabet beslutter at tilbage-købe Warrants og foretage kontant afreg-ning i stedet for at udstede aktier i Sel-skabet, skal Selskabet underrette War-rantindehaveren herom inden 30 dage ef-ter modtagelsen af udnyttelsesmeddelel-sen. If the Company decides to buy back War-rants and make the settlement in cash in-stead of delivering shares in the Company, the Company must inform the Warrant Holder hereof within 30 days after having re-ceived the exercise notice. 6

7 Regulering af vilkår for Warrants ved visse definerede ændringer i Selska-bets kapitalforhold 7 Adjustment of the Conditions for Warrants in case of certain defined Changes in the Company's Capital Structure 7.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 8 Omsættelighed 8 Transferability 8.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 9 Vilkår for nye aktier udstedt ved ud-nyttelse af Warrants 9 Conditions for New Shares issued following Exercise of the Warrants 9.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 10 Kapitalforhøjelse ved udnyttelse Warrants af 10 Capital Increase in connection with the Exercise of the Warrants 10.1 Såfremt Warrantindehaveren giver retti-dig meddelelse om udnyttelse af War-In the event that the Warrant Holder gives notification on time of the exercise of the Warrants, the Company shall carry out the relating increase of capital. rants, skal Selskabet gennemføre dertil hørende kapitalforhøjelse. den 10.2 Størstebeløbet af den kapital, der kan The maximum increase of capital that may be subscribed on basis of Warrants is nomi-nally DKK 168,388 (up to 168,388 shares at DKK 1.00 each) and the minimum amount is DKK 1.00 (1 share at DKK 1.00) The maxi-mum amount may be increased or reduced in accordance with the provisions on adjust-ment set forth in Clause 7. tegnes på grundlag af Warrants er nomi-nelt kr. 168.388 (op til 168.388 aktier à kr. 1,00) og mindstebeløbet er kr. 1,00 (1 aktie à kr. 1,00) Størstebeløbet kan for-øges eller reduceres i henhold til bestem-melserne om regulering i punkt 7. 11 Omkostninger i forbindelse med stedelse af aktier ud-11 Costs related to the Issue of Shares 11.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes) 7

12 Ophør af ansættelsesforholdet - War-rantindehavere, der er medarbejdere 13 Cessation of Employment Status - Warrant Holders who are Employ-ees 13.1 Hvis Warrantindehaveren opsiger sit an-sættelsesforhold ved Selskabet eller hvis ansættelsesforholdet ophæves af Selska-bet som følge af Warrantindehaverens væsentlige misligholdelse af ansættelses-forholdet eller hvis Warrantindehaveren bortvises af lovlig grund bortfalder alle uudnyttede warrants - uanset om War-rants er vestede eller ej - med øjeblikkelig virkning og uden kompensation. If the Warrant Holder terminates the em-ployment with the Company or if the employ-ment is terminated by the Company due to the Warrant Holder's material breach of the employment relationship or if the Warrant Holder has been dismissed summarily in a legitimate way due to cause, all unexercised warrants - whether the Warrants vested or not - will lapse immediately without any compensation being payable. 13.2 Hvis Selskabet ophæver ansættelsesfor-holdet og dette ikke skyldes Warrantinde-haverens væsentlige misligholdelse af an-sættelsesforholdet eller lovlig bortvisning af Warrantindehaveren eller hvis War-rantindehaveren dør, kan Warrants der er vestede (se punkt 13.4) på datoen for le-vering af meddelelse om ophævelse ud-nyttes senest i det ordinære udnyttelses-vindue der falder senest 6 måneder efter datoen for Selskabets levering af medde-lelse om ophævelse eller på datoen for Warrantindehaverens død. Warrants der ikke udnyttes som angivet i dette punkt 13.2 vil bortfalde uden betaling af kom-pensation. Det præciseres, at Warrants som ikke er vestede på tidspunktet for le-vering af meddelelse om ophævelse, skal bortfalde uden kompensation til Warrant-indehaveren. If the Company terminates the employment and this is not due to the Warrant Holder's material breach of the employment relation-ship or to the Warrant Holder having been dismissed summarily in a legitimate way or if the Warrant Holder dies, Warrants that have vested (see Clause 13.4) on the date of termination of notice being served may be exercised at the latest in the ordinary exer-cise window falling no later than 6 months after the date of the termination notice being served by the Company or the date on which the Warrant Holder dies. Warrants not exer-cised as set out in this Clause 13.2 will lapse without any compensation being payable. For the avoidance of doubt, Warrants that are not vested on the date of the termination notice being served shall lapse without any compensation being payable to the Warrant Holder. 8

13.3 Hvis Warrantindehaveren opsiger ansæt-telsesforholdet, og opsigelsen skyldes Selskabets væsentlige misligholdelse, er Warrantindehaveren berettiget til at ud-nyttede Warrants i overensstemmelse med vilkårene i dette bilag, som om War-If the Warrant Holder terminates the em-ployment and the termination is due to the material breach by the Company, the War-rant Holder is entitled to exercise Warrants in accordance with the terms set out in these Articles of Association as if the Warrant Holder was still employed with the Company. rantindehaveren stadig var ansat i skabet. Sel-13.4 Warrants vester den 13. juni 2022. Warrants shall vest on 13 June 2022. 14 Insiderhandel 13 Insider Trading 13.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 14 Skattemæssige forhold 14 Tax Implications 14.1 Warrants skal være underlagt melserne i ligningslovens § 7 P. bestem-Warrants shall be subject to the provisions of Section 7 P of the Danish Tax Assessment Act. 14.2 Samtlige skattemæssige forpligtelser og konsekvenser for Warrantindehaveren-som følge af Warrantaftalen, de udstedte Warrants eller de erhvervede aktier gen-nem udnyttelse af disse Warrants er alene Warrantindehaverens ansvar og er Sel-skabet uvedkommende. All tax obligations and consequences to the Warrant Holder resulting from the Warrant Agreement, the Warrants issued or the shares acquired by the exercise of such War-rants, are the sole responsibility of the War-rant Holder and of no concern to the Com-pany. 14.3 Parterne er enige om, at værdien af hver enkelt warrant er kr. 45,04, og at den samlede værdi af tildelte warrants er kr. 7.584.195,52 multipliceret med det sam-lede antal af udstedte warrants. The Parties agree that the value of each War-rant is DKK 45.04 and that the total value of the Warrants granted, is the value of each Warrant DKK 7,584,195.52 multiplied with the total number of Warrants granted. 9

14.4 Warrantindehaveren er kraftigt opfordret til at søge skattemæssig rådgivning i for-bindelse med indgåelsen af Warrantafta-len. The Warrant Holder is strongly encouraged to seek tax advice in connection with enter-ing into the Warrant Agreement. 15 Sprog 15 Language 15.1 Se bilag 8.1.A (ingen ændringer) See exhibit 8.1.A (no changes). * 13 June 2019 10

BILAG 8.4.N TIL VEDTÆGTER FOR EXHIBIT 8 .4.N TO THE ARTICLES OF ASSOCIATION FOR ZEALAND PHARMA A/S ZEALAND PHARMA A/S

INDHOLDSFORTEGNELSE/TABLE OF CONTENTS 1 1 2 2 3 3 4 4 5 5 6 6 FORMÅL....................................................................................................... 3 PURPOSE ..................................................................................................... 3 TILDELING AF WARRANTS ............................................................................... 3 GRANT OF WARRANTS .................................................................................... 3 ALMINDELIG UDNYTTELSE AF WARRANTS .......................................................... 4 ORDINARY EXERCISE OF THE WARRANTS .......................................................... 4 EKSTRAORDINÆR UDNYTTELSE AF WARRANTS ................................................... 5 EXTRAORDINARY EXERCISE OF THE WARRANTS .................................................. 5 PRAKTISK UDNYTTELSE AF WARRANTS.............................................................. 5 PRACTICALITIES IN CONNECTION WITH EXERCISE OF THE WARRANTS ................... 5 TEGNINGSKURS FOR AKTIER VED UDNYTTELSE AF WARRANTS .............................. 5 SUBSCRIPTION PRICE FOR SHARES IN CONNECTION WITH THE EXERCISE OF WARRANTS .................................................................................................. 5 REGULERING AF VILKÅR FOR WARRANTS VED VISSE DEFINEREDE ÆNDRINGER I SELSKABETS KAPITALFORHOLD ....................................................................... 7 ADJUSTMENT OF THE CONDIT IONS FOR WARRANTS IN CASE OF CERTAIN DEFINED CHANGES IN THE COMPANY'S CAPITAL STRUCTURE ............................................. 7 OMSÆTTELIGHED .......................................................................................... 7 TRANSFERABILITY ......................................................................................... 7 VILKÅR FOR NYE AKTIER UDSTEDT VED UDNYTTELSE AF WARRANTS ...................... 7 CONDITIONS FOR NEW SHARES ISSUED FOLLOWING EXERCISE OF THE WARRANTS ................................................................................................................. 7 KAPITALFORHØJELSE VED UDNYTTELSE AF WARRANTS ........................................ 7 CAPITAL INCREASE IN CONNECTION WITH THE EXERCISE OF THE WARRANTS ......... 7 OMKOSTNINGER I FORBINDELSE MED UDSTEDELSE AF AKTIER ............................. 8 COSTS RELATED TO THE ISSUE OF SHARES ....................................................... 8 OPHØR AF ANSÆTTELSESFORHOLDET ............................................................... 8 CEASE OF EMPLOYMENT STATUS ...................................................................... 8 INSIDERHANDEL ........................................................................................... 9 INSIDER TRADING ......................................................................................... 9 SKATTEMÆSSIGE FORHOLD ............................................................................ 9 TAX IM PLICATIONS........................................................................................ 9 SPROG ...................................................................................................... 10 LANGUAGE ................................................................................................. 10 7 7 8 8 9 9 10 10 11 11 12 12 13 13 14 14 15 15 2

1 Formål 1 Purpose 1.1 På bestyrelsesmødet i Zealand Pharma A/S ("Selskabet") den 13. juni 2019 blev der i overensstemmelse med vedtægter-nes punkt 8.4 vedtaget følgende nye be-stemmelser vedrørende udstedelse af warra nts til visse af Selskabets medarbej-dere ("Warrantindehaver") ("Warra nts"). At the board meeting held in Zealand Pharma A/S (the "Compa ny") on 13 June 2019, the following new provisions w ere adopted cordance with Article 8.4 of the Articles of Association concerning the issuing of ra nts to certa in employees of the Compa ny (the "Warrant Holder") ("Warrants"). 1.2 Bestyrelsen har besluttet at udstede op til 40.000 warra nts i Selskabet til tegning af op til 40.000 aktier til kr. 1,00 (nominelt kr. 40.000) i henhold til vedtægternes punkt 8.4. The Board of Directors has decided to up to 40,000 Warrants in the Compa ny for the subscription of up to 40,000 shares of DKK 1.00 (nomina lly DKK 40,000) according to Article 8.4 of the Articles of Association. 1.3 Tegning af Warra nts har fundet sted ved elektronisk underskrivelse af warra ntaf-tale ("Warrantaftale"). The subscription of Warra nts took pla electronically signing of warrant agreement (the "Warrant Agreement") 1.4 Warrants berettiger Warrantindeha veren til at tegne a ktier på de i bilag 8.1.A, som modificeret ved bilag 8.1.C til Selskabets vedtægter anførte vilkår, således gælder endvidere følgende modifikationer til bi-lag 8.1.A som modificeret ved bilag 8.1.C: The Warrants entitle the Warrant Holder to subscribe for shares on the terms and condi-tions stipulated in exhibit 8.1.A, as amended by exhibit 8.1.C of the Articles of Assoc of the Company. Furthermore, the following amendments to exhibit 8.1.A, as amended by exhibit 8.1.C shall apply: 2 Tildeling af Warrants 2 Grant of Warrants 2.1 Hver Warra ntindeha ver har fået tildelt det antal warrants i Selskabet, som er anført i Selskabets meddelelse til Warra ntinde-haveren i " Aktionærportalen" på Selska-bets hjemmeside, som vil være tilgænge-lig den 13. juni 2019 ("Warrants") i over-ensstemmelse med vilkårene i Afta len og Selskabets vedtægter. Each Warrant Holder has been granted number of warrants in the Company as set out in the message from the Company to the Warra nt Holder made available at "Aktionær-portalen" at the website of the Compa 13 June 2019 (the "Warrants") in accordance with the terms set forth in this Agreement a nd the Compa ny's Articles of Associati 3 in ac-war-issue ce by iation such ny on on.

2.2 2.3 2.4 2.5 on 13 3 3.1 3.2 me o Tildeling af Warrants sker uden bereg-The Warrants are granted free of charg ning. Hver Warrant berettiger Warrantindeha-Each Warrant entitles the Warrant Hold veren til at tegne 1 aktie à nominelt kr. subscribe for 1 share of nominal va lue 1,00 i Selskabet i henhold til de releva nte 1.00 in the Company pursuant to the bestemmelser anført i punkt - 5 til den i va nt conditions as set forth in Clauses punkt 6 fastsatte tegningskurs. a nd at the relevant subscription price a termined in Clause 6. I forbindelse med Selskabets a ktiebog In connection with the Company's regis skal der føres en fortegnelse over samt-shareholders, a register of all issued lige udstedte Wa rrants. ra nts shall be kept. Warrants vester årligt med 1/3 13. juni Warra nts shall vest annually w ith 1/3 2020, 1/3 13. juni 2021 og 1/3 13. juni June 2020, 1/3 on 13 June 2021 and 1 2022. Datoen……. 13 June 2022. The date on which War vest is referred to as the "Vesting Date Almindelig udnyttelse af Warrants 3 Ordinary Exercise of the Warr e. er to DKK rele-3 - 5 s de-ter of War-/3 on ra nts ". ants efer-Commented [TT1]: Tekst matches med UK tekst f Warrants kan udnyttes i perioden fra 15. Vested Warra nts (see Cla use Error! R oktober 2021 til og med 15. oktober 2023 ence source not found.) may be exer (" Udnyttelsesperioden") inden for de ud-in the period from the respective Ve nyttelsesvinduer, der er anført i punkt Date and until (a nd including) 13 June 3.2. Warrants, der ikke er blevet udnyttet ("Exercise Period" ) within the window på eller inden den sidste dag i Udnyttel-forth in Clause Error! Referen ce so sesperioden, bortfalder automatisk og bli-not found.. Warrants which have not ver ugyldige uden yderligere varsel og/el-exercised on or before the last day of th ler kompensation til Warrantindehaveren. ercise P eriod will automatically lapse an come void without any further notice a compensation to the Warrant Holder. Inden for Udnyttelsesperioden kan Wa r-Within the Exercise Period, the War rants udnyttes fire ga nge om året i et 4 may be exercised four times a year dur ugers udnyttelses-vindue, der begynder 4-week window starting from the ti 4 cised sting 2024 s set urce been e Ex-d be-nd/or rants ing a

på tidspunktet for offentliggørelse af en-ten Selskabets årsregnskab eller periode-regnskab (henholdsvis 3, 6 eller 9 måne-der). publication of either the Company's a report or quarterly or semi-a nnual reports (respectively 3, 6 and 9 months). 3.3 Warrantindehaveren er berettiget til at udnytte a lle eller en del af sine Warrants. Warrantindehaveren kan dog ikke udnytte mindre end 25 procent ad gangen af det sa mlede anta l Warrants, der er blevet til-delt Warrantindeha veren i henhold til Af-talen. The Warrant Holder is entitled to exercise all or part of his or her Warra nts, howeve Warra nt Holder cannot exercise less th per cent of the total number of Warrants granted in accordance with this Agreement at a time. 4 Ekstraordinær udnyttelse af Warrants 4 Extraordinary Exercise of the rants 4.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 5 Praktisk udnyttelse af Warrants 5 Practicalities in connection Exercise of the Warrants 5.1 Se bilag 8.1.C (ingen ændringer). See exhibit 8.1.C (no changes). 6 Tegningskurs for aktier ved udnyt-telse af Warrants 6 Subscription Price for Shares in connection with the Exerci Warrants 6.1 Hver Warra nt giver Warrantindeha veren ret til at tegne 1 aktie à nominelt kr. 1,00 i Selskabet til en tegningspris på kr. 90,00 ("Tegningskursen" ). Each Warrant entitles the Warrant Holder to subscribe for 1 share in the Company of a nominal value of DKK 1.00 at a subscri price of DKK 90.00 (the "Subscri Price"). 6.2 Tegningskursen kan reguleres som anført i Aftalen. The Subscription Price may be regulat set out in the Agreement. 6.3 Uanset bestemmelserne i Aftalen, kan Notw ithstanding anything set out in the Agreement, in the event that the Warrant 5 nnua l r, the a n 25 War-with e of ption ption ed as

Selskabet i tilf ælde af, at Warra ntindeha-veren ønsker at udnytte Wa rra nts, efter eget skøn beslutte at foretage kontant af-regning i stedet for at udstede aktier i Selskabet til Warrantindehaveren. I så fa ld ska l Selskabet automatisk tilbage-købe de pågældende Warrants fra War-rantindehaveren. Holder gives notice that the Warrant Holder wishes to exercise Warra nts, the Compa ny may at its sole discretion decide to make the settlement in cash instead of issuing s in the Company to the Warrant Holder. sequently, the Compa ny will in such situation a utomatically buy back the relevant ra nts from the Warrant Holder 6.4 Såfremt Selskabet beslutter at tilbage-købe Warrants, skal Selska bet tilbagebe-tale det relevante tegningsbeløb, som Warrantindehaveren har betalt til Selska-bet i forbindelse med afgivelsen af udnyt-telsesmeddelelsen. Herudover skal Sel-skabet betale Warrantindehaveren et kontant beløb for hver Wa rrant, som ud-nyttes af Warrantindehaveren, svarende til den gennemsnitlige markedskurs per aktie på tidspunktet for Wa rrantindehave-rens afgivelse af udnyttelsesmeddelelsen med fradrag af et beløb svarende til Teg-ningskursen ("Kontantbeløbet"). Kontant-beløbet betales efter fradrag af A-skat og andre lovpligtige beløb, der skal indehol-des af Selskabet. Efter betaling er gen-nemført, skal de relevante Warra nts be-tragtes som værende overdraget tilbage til Selskabet, og Warrantindehaveren har så ledes ingen rettigheder vedrørende med disse Warra nts. If the Company decides to buy back ra nts, the Company shall repay the rel subscription amount paid to the Compa the Warra nt Holder in connection wit delivery of the exercise notice. Furthe Company shall pay to the Warra nt Hol cash amount for each Warrant exercis the Warrant Holder equiva lent to the age market price per Share on the da which the exercise notice has been serv the Warrant Holder deducted a n amount equiva lent to the Subscription Price "Cash Amount"). The Cash Amount sh paid after deduction of income tax ("A-tax") a nd other statutory amounts to be wit by the Company. Upon such paymen relevant Warra nts sha ll be considered t ferred back to the Company and the Warrant Holder shall consequently have no further rights w ith respect to such Wa rra nts. 6.5 Såfremt Selskabet beslutter at tilbage-købe Warrants og foretage kontant afreg-ning i stedet for at udstede a ktier i Sel-skabet, skal Selskabet underrette Wa r-rantindehaveren herom inden 30 dage ef-If the Company decides to buy back ra nts and make the settlement in cash in-stead of delivering shares in the Com the Company must inform the Warrant 6 hares Con-War-War-evant ny by h the r, the der a ed by aver-te on ed by (the all be hheld t the rans-War-pany, ter modtagelsen af udnyttelsesmeddelel-sen. Holder hereof within 30 days after having re-ceived the exercise notice. 7 Regulering af vilkår for Warrants ved visse definerede ændringer i Selska-bets kapitalforhold 7 Adjustment of the Condition Warrants in case of certain de Changes in the Company' s Capital Structure 7.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 8 Omsættelighed 8 Transferability 8.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 9 Vilkår for nye aktier udstedt ved ud-nyttelse af Warrants 9 Conditions for New Shares is following Exercise of the Warrant s 9.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 10 Kapitalforhøjelse ved udnyttelse Warrants af 10 Capital Increase in conne with the Exercise of the Warrant s 10.1 Såfremt Warra ntindeha veren giver retti-dig meddelelse om udnyttelse af War-In the event that the Warrant Holder notification on time of the exercise of the rants, ska l Selskabet gennemføre dertil hørende kapitalforhøjelse. den Warra nts, the Company shall carry out the relating increase of capital. 10.2 Størstebeløbet af den kapital, der kan The maximum increase of capital that tegnes på grundlag af Warrants er nomi-nelt kr. 40.000 (op til 40.000 aktier à kr. 1,00) og mindstebeløbet er kr. 1,00 (1 aktie à kr. 1,00) Størstebeløbet ka n for-øges eller reduceres i henhold til bestem-melserne om regulering i punkt 7. be subscribed on basis of Warrants is nomi-na lly DKK 40,000 (up to 40,000 shar DKK 1.00 each) and the minimum amo DKK 1.00 (1 sha re at DKK 1.00) The maxi-mum amount may be increased or reduced in accordance w ith the provisions on adjust-ment set forth in Cla use 7. 7 s for fin ed su ed ction gives may es at unt is

11 Omkostninger i forbindelse med ud-stedelse af aktier 11 Costs related to the Issu Shares 11.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes) 12 Ophør af ansættelsesforholdet 12 Cessation of Employment Stat 12.1 Hvis Warrantindehaveren opsiger a nsæt-telsesforholdet, der er indgå et med Sel-skabet, hvis ansættelseskontrakten opsi-ges af Selskabet begrundet i Warrantin-dehaverens grove misligholdelse af an-sættelsesforholdet, eller hvis Warrantin-dehaveren har givet anledning til at blive lovligt bortvist, bortfalder samtlige uud-nyttede Warrants - uanset om de kan ud-nyttes eller ej (er "modnede") - straks og uden kompensation. If the Warrant Holder terminates the em-ployment w ith the Employer, if the employ-ment is terminated by the Employer d the Warra nt Holder's material breach of the employment relationship or if the Warrant Holder has been dismissed summarily in a legitimate way due to cause, all un-exercised warrants - whether the Warrants hav come exercisable or not ("vested") lapse immediately without a ny compensation being payable. 8 e of us ue to e be-- w ill

12.2 Hvis Selskabet opsiger ansættelsesforhol-det, og opsigelsen ikke skyldes Warrant-indeha verens grove misligholdelse af an-sættelsesforholdetellerlovligbortvisning af Warrantindehaveren eller Warra ntinde-haverens død, kan Warrants, som er mod-nede (se punkt 12.3) på tidspunktet for udløbet af opsigelsesperioden, udnyttes senest inden for det førstkommende ordi-nære udnyttelsesvindue efter udløbet af opsigelsesperioden. Warrants, der ikke udnyttes som beskrevet i dette punkt 12.2, bortfalder uden kompensation. Det præciseres, at Warra nts, som ikke er modnede ved opsigelsesperiodens udløb, bortfalder uden kompensation til War-rantindehaveren. If the Employer terminates the employment a nd this is not due to the Warrant Ho material breach of the employment relation-ship or to the Warra nt Holder having dismissed summarily in a legitimate w if the Warrant Holder dies, Warra nts have vested (see Clause 2.5) on the date of termination of notice being served ma y be exercised at the latest in the ordinary cise w indow falling no later than 6 m after the date of the termination notice served by the Compa ny or the date on which the Warrant Holder dies. Warrants not cised as set out in this Clause 0 will without a ny compensation being pa yable. For the avoidance of doubt, Warrants that are not vested on the date of the termination notice being served sha ll lapse withou compensation being payable to the Warrant Holder. 12.3 Hvis Warrantindehaveren opsiger a nsæt-telsesforholdet, og opsigelsen skyldes grov misligholdelse fra Selskabets side, er Warrantindehaveren berettiget til at ud-nytte Warrra nts i henhold til betingel-serne i Aftalen, som om Warrantindeha-veren stadig var ansat i Selskabet. If the Warrant Holder terminates the em-ployment and the termination is due t material breach by the Employer, the rant Holder is entitled to exercise Warrants in accorda nce w ith the terms set out i Agreement as if the Warra nt Holder wa employed with the Company. 13 Insiderhandel 13 Insider Trading 13.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 14 Skattemæ ssige forhold 14 Tax Implication s 14.1 Samtlige skattemæssige forpligtelser og konsekvenser for Warrantindehaveren-som følge af Warra ntaftalen, de udstedte All tax obligations and consequences t Warra nt Holder resulting from this A ment, the Warra nts issued or the shares ac-quired by the exercise of such Warrants, are 9 lder's been ay or that exer-onths being exer-lapse t a ny o the War-n this s still o the gree-

Warrants eller de erhvervede a ktier gen-nem udnyttelse af disse Warra nts er alene Warrantindehaverens a nsva r og er Sel-skabet uvedkommende. the sole responsibility of the Warrant Holder a nd of no concern to the Company. 14.2 Warrantindehaveren er kraftigt opfordret til at søge skattemæssig rådgivning i for-bindelse med indgåelsen af Warrantafta-len. The Warra nt Holder is strongly encou to seek tax advice in connection with enter-ing into this Agreement. 15 Sprog 15 Language 15.1 Se bilag 8.1.A (ingen ændringer) See exhibit 8.1.A (no changes). * 1 3 June 20 19 10 raged